As filed with the Securities and Exchange Commission April 17, 2007.

Registration Nos.

33-32704
811-05980

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No _____	☐

Post-Effective Amendment No. 40	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 41	☒

(Check appropriate box or boxes)

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY

(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices)

(949) 219-7286
(Depositor’s Telephone Number, including Area Code)

Charlene A. Grant
Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and Address of Agent for Service of Process)

Copies of all communications to:

Charlene A. Grant	Jeffrey S. Puretz, Esq.
Pacific Life Insurance Company	Dechert LLP
P.O. Box 9000	1775 Eye Street, N.W.
Newport Beach, California 92658-9030	Washington, D.C. 20006-2401

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☑	on May 1, 2007 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Separate Account under Pacific Select Variable Annuity individual flexible premium variable accumulation deferred annuity contracts.

Filing Fee: None

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
FORM N-4
CROSS REFERENCE SHEET

PART A

Item No.		Prospectus Heading
1.	Cover Page	Cover Page

2.	Definitions	TERMS USED IN THIS PROSPECTUS

3.	Synopsis	AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

4.	Condensed Financial Information	FINANCIAL HIGHLIGHTS

5.	General Description of Registrant, Depositor and Portfolio Companies	PACIFIC LIFE, THE SEPARATE ACCOUNT, AND THE INVESTMENT ADVISER; ADDITIONAL INFORMATION

6.	Deductions and Expenses	CHARGES, FEES AND DEDUCTIONS

7.	General Description of Variable Annuity Contracts	AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY; THE CONTRACT; OTHER OPTIONAL RIDERS; MORE ABOUT THE CONTRACT

8.	Annuity Period	ANNUITY PERIOD

9.	Death Benefit	THE CONTRACT-Death Benefit; -Death of Owner

10.	Purchases and Contract Values	THE CONTRACT-Investments; -Allocation of Investments; -Accumulated Value; -Determination of Accumulated Value

11.	Redemptions	THE CONTRACT-Transfers and Market-timing Restrictions; -Full and Partial Withdrawals; -Preauthorized Scheduled Withdrawals

12.	Taxes	FEDERAL TAX STATUS

13.	Legal Proceedings	Not Applicable

14.	Table of Contents of the Statement of Additional Information	CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PART B

Item No.		Statement of Additional Information Heading
15.	Cover Page	Cover Page

16.	Table of Contents	TABLE OF CONTENTS

17.	General Information and History	GENERAL INFORMATION AND HISTORY

18.	Services	GENERAL INFORMATION AND HISTORY -SAFEKEEPING OF ASSETS

19.	Purchase of Securities Being Offered	DISTRIBUTION OF THE CONTRACT

20.	Underwriters	DISTRIBUTION OF THE CONTRACT

21.	Calculation of Performance Data	PERFORMANCE INFORMATION

22.	Annuity Payments	Not Applicable; in Prospectus.

23.	Financial Statements	FINANCIAL STATEMENTS

PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PACIFIC SELECT
VARIABLE ANNUITY      PROSPECTUS MAY 1, 2007

Pacific Select Variable Annuity is an individual flexible premium variable accumulation deferred annuity contract issued by Pacific Life Insurance Company (Pacific Life).

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or the Pacific Select Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It’s a criminal offense to say otherwise.

Pacific Life does not provide legal or tax advice. Any statement contained in this communication is not intended or written to be legal or tax advice, nor may it be used for the purpose of avoiding any tax penalties that may be imposed on the taxpayer. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in a Contract involves risk, including possible loss of principal.

This Prospectus provides information you should know before buying a Contract. It’s accompanied by a current Prospectus for the Pacific Select Fund, the Fund that provides the underlying Portfolios for the Variable Investment Options offered under the Contract. The Variable Investment Options are funded by the Pacific Select Variable Annuity Separate Account of Pacific Life. Please read both Prospectuses carefully, and keep them for future reference.

Here’s a list of all the Investment Options currently available under your Contract:

VARIABLE INVESTMENT OPTIONS

Small-Cap Growth
  (formerly called Fasciano Small Equity)
International Value
International Small-Cap
Equity Index
Small-Cap Index
Diversified Research
Equity
American Funds® Growth-Income
American Funds® Growth
Large-Cap Value
Technology
Short Duration Bond
Floating Rate Loan
Diversified Bond
Growth LT
Focused 30	Health Sciences
Mid-Cap Value
Large-Cap Growth
International Large-Cap
Small-Cap Value
Multi-Strategy
Main Street® Core
Emerging Markets
Managed Bond
Inflation Managed
Money Market
High Yield Bond
Comstock
Mid-Cap Growth
Real Estate
Small-Cap Equity
(formerly called VN Small-Cap Value)

FIXED OPTION Fixed Account

You’ll find more information about the Contract and the Pacific Select Variable Annuity Separate Account in the SAI dated May 1, 2007. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find a table of contents for the SAI on page 87 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life or you can visit our website at www.pacificlife.com. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

YOUR GUIDE TO THIS PROSPECTUS

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract, and the Statement of Additional Information for more detailed information.

Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in Riders, Endorsements or Supplements to your Contract. The terms of your Contract, or of any Rider, Endorsement or Supplement, prevail over what’s in this Prospectus.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Select Variable Annuity variable annuity contract, unless we state otherwise.

Some of the Terms used in this Prospectus may be new to you. You will find a glossary of certain terms in the TERMS USED IN THIS PROSPECTUS section.

Pacific Select Variable Annuity Basics

An annuity contract may be appropriate if you’re looking for retirement income or you want to meet other long-term financial objectives. Discuss with your qualified investment professional whether a variable annuity, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together you can decide if a variable annuity is right for you.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.

Pacific Select Variable Annuity is an annuity contract between you and Pacific Life Insurance Company. Annuity contracts have two phases, the accumulation phase and the annuitization (income) phase. The two phases are discussed below.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non-Qualified Contract with “after-tax” dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or some form of an individual retirement annuity or account (IRA). It’s important to know that IRAs and qualified plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or qualified plan. An annuity contract should only be used to fund an IRA or qualified plan to benefit from the annuity’s features other than tax deferral.

Pacific Select Variable Annuity is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time.

Your Right to Cancel (“Free Look”)

During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your registered representative for a refund. The amount refunded may be more or less than the Investments you’ve made, depending on the state where you signed your application and the kind of Contract you buy.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

The Accumulation Phase

The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase.

The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making Investments, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Premium Payments”)

Your initial Investments must be at least $5,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Investments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments “Premium Payments.”

Investment Options

You can ask your registered representative to help you choose the right Investment Options for your goals and risk tolerance.

You can choose from a variety of Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of the Pacific Select Fund. Pacific Life Fund Advisors LLC (PLFA) is the investment adviser for the Pacific Select Fund. PLFA oversees the management of all the Fund’s Portfolios and manages two (2) of the Portfolios directly. PLFA retained other portfolio managers to manage the other Portfolios. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose the Fixed Account Option that earns a guaranteed rate of interest of at least 4% annually.

We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.

You’ll find more about the Investment Options starting on page 12.

Transferring among Investment Options

You can transfer among Investment Options any time, subject to certain limitations, until your Annuity Date without paying any current income tax. Transfers are limited to 25 for each calendar year. Only two transfers per month may involve the International Value, International Small-Cap, International Large-Cap or Emerging Markets Investment Options. In addition, only two (2) transfers into or out of the American Funds Growth or American Funds Growth-Income Investment Options may occur in any calendar month. If you have used all 25 transfers in a calendar year, you may make one additional transfer of all or a portion of your Variable Account Value to the Money Market Investment Option before the start of the next calendar year. You can also make automatic transfers by enrolling in our dollar cost averaging or portfolio rebalancing programs. Transfers made under these automatic transfer programs or under an asset allocation program established and maintained by us are excluded from the limitation. Some restrictions may apply to transfers to and from the Fixed Account.

You’ll find more about transfers and transfer limitations starting on page 25.

Withdrawals

You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but any amount withdrawn in excess of this amount may incur a withdrawal charge on Investments that are less than six years old. Some restrictions may apply to making partial withdrawals from any fixed option.

In general, you may have to pay income taxes on withdrawals or other distributions from your Contract. If you’re under age 59 1/2, a 10% federal penalty tax may also apply to taxable withdrawals.

You’ll find more about withdrawals starting on page 28.

The Income Phase

The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments. We call the income phase the Annuity Period.

You can choose to receive fixed annuity payments. You can choose monthly, quarterly, semi-annual or annual payments. We’ll make the income payments to your designated payee. Income distributions are always taxed to the Owner.

You’ll find more about annuitization starting on page 36 and annuity options available under the Contract starting on page 37.

The Death Benefit

The Contract provides a death benefit upon the first death of an Owner or the death of the sole surviving Annuitant, which ever occurs first, during the Accumulation Period. Death benefit proceeds are payable when we receive proof of death and payment instructions in proper form. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

You’ll find more about the death benefit starting on page 30.

Optional Riders

Optional riders are subject to availability. Before purchasing any optional benefit, make sure you understand all of the terms and conditions and consult with a qualified investment professional for advice on whether an optional benefit is appropriate for you.

Optional Living Benefit Riders

You may purchase any optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 days after the Contract Date or, if available, within 30 days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary.

Some optional Riders require that your entire Contract Value be invested in a Model of an asset allocation program established and maintained by us for the Rider to remain in effect. (See THE CONTRACT— Portfolio Optimization section in this Prospectus.)

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary (“30 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 30 day period. We reserve the right to refuse a Reset/Step-Up request after the 30 day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 30 day period in which a Reset/Step-Up may be elected.

There may be adverse consequences to taking a loan while an optional Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether an optional Rider is appropriate for you.

Flexible Lifetime Income Rider

Subject to state availability, this optional Rider lets you, before the Annuity Date, withdraw up to 5% of your Protected Payment Base per year, lock in market gains, and provides the potential to receive 5% of a Protected Payment Base for life. This Rider also provides an Annual Credit of 6% to your Protected Payment Base and Remaining Protected Balance, for up to a ten (10) year period (provided you do not take any withdrawals during this period), which can increase the amount you may withdraw per year. The Annual Credit is not added to your Contract Value. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced. Currently, this Rider is available for purchase at Contract issue or on any Contract Anniversary. We reserve the right to restrict the purchase of this Rider to only Contract issue in the future.

Beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. Any reset may include an increase in the annual charge percentage (up to a maximum of 1.20%) associated with the Rider. (Protected Payment Base, Remaining Protected Balance, Annual Credit,

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

Automatic Reset, Owner-Elected Reset and Reset Date are described in the OTHER OPTIONAL RIDERS— Flexible Lifetime Income Rider (Single) section of this Prospectus.)

This Rider is called the 5% Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.

You’ll find more information about the Flexible Lifetime Income Rider (Single) on page 44.

Lifetime Income Access Plus Rider

Subject to state availability, this optional Rider lets you, before the Annuity Date, withdraw up to 5% of your Protected Payment Base per year, lock in market gains, and provides the potential to receive 5% of a Protected Payment Base for life. This Rider also provides an Income Access Credit of 6% to your Protected Payment Base and Remaining Protected Balance, for up to a five (5) year period (provided you do not take any withdrawals during this period), which can increase the amount you may withdraw per year. The Income Access Credit is not added to your Contract Value. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Starting May 1, 2007, on any Contract Anniversary beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, this Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. If you want to participate in Automatic Resets, you must make an affirmative election in a form satisfactory to us. Any reset may include an increase in the annual charge percentage (up to a maximum of 1.20%) associated with the Rider. (Protected Payment Base, Remaining Protected Balance, Protected Payment Amount, Income Access Credit, Automatic Reset, Owner-Elected Reset, and Reset Date are described in the OTHER OPTIONAL RIDERS—Lifetime Income Access Plus Rider section in this Prospectus.)

The Lifetime Income Access Plus Rider is called the Enhanced Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.

You’ll find more about the Lifetime Income Access Plus Rider on page 49.

Income Access Plus Rider

The optional Income Access Plus Rider is only available for purchase until the Lifetime Income Access Plus Rider is available in your state. The Income Access Plus Rider lets you withdraw up to 5% of your Investments per year, lock in market gains, and may provide a credit which increases your protected amount. Subject to state availability, the Rider offers you, during the accumulation period, the ability to withdraw up to 5% of a Protected Payment Base (usually Purchase Payments) and provides an Income Access Credit of 6% to your Protected Payment Base and Remaining Protected Balance for up to a five year period (provided you do not take any withdrawals during this period). The Income Access Credit is not added to your Contract Value. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Starting May 1, 2007, on any Contract Anniversary beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, this Rider provides for Automatic Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. If you want to participate in Automatic Resets, you must make an affirmative election in a form satisfactory to us. Any reset may include an increase in the annual charge percentage (up to a maximum of 1.20%) associated with the Rider. (Protected Payment Base, Remaining Protected Balance, Income Access Credit, Automatic Reset, Owner-Elected Reset, and Reset Date are described in the OTHER OPTIONAL RIDERS—Income Access Plus Rider section in this Prospectus.)

The Income Access Plus Rider is called the Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.

You’ll find more about the Income Access Plus Rider on page 54.

Income Access Rider

The optional Income Access Rider lets you withdraw up to 7% of your Investments per year and lock in market gains. The optional Income Access Rider offers you, during the accumulation period, the ability to withdraw up to 7% of a Protected Payment Base (usually Purchase Payments) when used with an asset allocation program established and maintained by us. If your total withdrawals in a Contract Year exceed the annual withdrawal amount allowed under the Rider, then the Protected Payment Base may decrease and the amount you may withdraw in the future under the Rider may be reduced.

Starting May 1, 2007, on any Contract Anniversary beginning with the first (1st) anniversary of the Rider Effective Date or most recent Step-Up Date, whichever is later, this Rider provides for Automatic Step-Ups or Owner-Elected Step-Ups of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value. If you want to participate in Automatic Step-Ups, you must make an affirmative election in a form satisfactory to us. Any Step-Up may include an increase in the annual charge percentage (up to a maximum of 0.75%) associated with the Rider. (Protected Payment Base, Remaining Protected Balance, Automatic Step-Up, Owner-Elected Step-Up, and Step-Up Date are described in the OTHER OPTIONAL RIDERS—Income Access Rider section of this Prospectus.)

You’ll find more about the Income Access Rider on page 58.

Guaranteed Protection Advantage 5 (GPA 5) Rider

The optional GPA 5 Rider allows for an additional amount that may be added to your Contract Value at the end of a 10-year period (the “Term”).

The Rider also provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning with the 5th anniversary of the Effective Date of the Rider and before the Annuity Date. If the Step-Up is elected, your 10-year Term would begin again as of the effective date of the Step-Up election, and may include an increase in the charges (up to a maximum of 0.75%) associated with the Rider.

You’ll find more about the GPA 5 Rider on page 62.

Guaranteed Protection Advantage (GPA) Rider

The GPA Rider is only available if the original Effective Date of the Rider is before April 1, 2003. The optional GPA Rider provides for an additional amount that may be added to your Contract Value when an asset allocation program, established and maintained by us for this Rider, is used for a 10-year period (the “Term”). The Term begins on the Effective Date of the Rider.

You’ll find more about the GPA Rider on page 64.

Guaranteed Income Advantage Plus (GIA Plus) Rider

The optional GIA Plus Rider offers a guaranteed income annuity option, a minimum fixed income payout, the ability to lock in market gains, and withdraw money each year when an asset allocation program established and maintained by us for the GIA Plus Rider is used.

The GIA Plus Rider is called the Guaranteed Income Annuity (GIA) Rider in the Contract’s Rider.

You’ll find more about the GIA Plus Rider on page 66.

Guaranteed Income Advantage 5 (GIA 5) Rider

The optional GIA 5 Rider is no longer available for purchase. The optional GIA 5 Rider offered a guaranteed income advantage annuity option when an asset allocation program established and maintained by us for this Rider is used.

The Rider provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning on the 5th anniversary of the Effective Date of the Rider and before the Annuity Date and may include an increase in the charges (up to a maximum of 0.75%) associated with the Rider.

You’ll find more about the GIA 5 Rider on page 69.

Guaranteed Income Advantage II (GIA II) Rider

The optional GIA II Rider is no longer available for purchase. The optional GIA II Rider offered a guaranteed income advantage annuity option.

The Rider provides for an additional option (the “Step-Up”) on any Contract Anniversary beginning on the 5th anniversary of the Effective Date of the Rider and before the Annuity Date and may include an increase in the charges (up to a maximum of 1.00%) associated with the Rider.

You’ll find more about the GIA II Rider on page 71.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

Fees and Expenses

Contract Transaction Expenses

The following describes the transaction fees and expenses that you will pay when owning your Contract. Expenses are fixed under the terms of your Contract. Premium taxes and/or other taxes, may also apply to your Contract. We generally charge premium taxes and/or other taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

• Maximum Withdrawal Charge (as a percentage of Purchase Payments)	6.00%	[1]

Periodic Expenses

The following describes the fees and expenses that you will pay periodically during the time you own your Contract not including Portfolio fees and expenses.

Pacific Select Variable Annuity Separate Account Annual Expenses (as a percentage of the average daily Account Value) (see TERMS USED IN THIS PROSPECTUS on page 85):

• Maintenance Fee (Annual Fee)[2]	$30.00
• Mortality and Expense Risk Charge[3]	1.25%
• Administrative Charge[3,4]	0.15%

• Total Pacific Select Variable Annuity Separate Account Annual Expenses	1.40%

Loan Expenses (interest on Contract Debt) (See LOANS on page 41):
• Loan Interest Rate[5]	1.75%

Optional Rider Annual Expenses (calculated as a percentage of Contract Value except for the Flexible Lifetime Income and GIA Plus Riders) (see TERMS USED IN THIS PROSPECTUS on page 85):

	Current Charge	Maximum Charge
	Percentage	Percentage

• Flexible Lifetime Income Rider Charge[6]	0.65%	1.20%
• Lifetime Income Access Plus Rider Charge[7]	0.60%	1.20%
• Income Access Plus Rider Charge[7]	0.40%	1.20%
• Income Access Rider Charge[8]	0.40%	0.75%
• Guaranteed Protection Advantage 5 (GPA 5) Rider Charge[9]	0.25%	0.75%
• Guaranteed Protection Advantage (GPA) Rider Charge [10]	0.10%	0.10%
• Guaranteed Income Advantage Plus (GIA Plus) Rider Charge[11]	0.50%	0.50%
• Guaranteed Income Advantage 5 (GIA 5) Rider Charge [12]	0.40%	0.75%
• Guaranteed Income Advantage II (GIA II) Rider Charge [12]	0.70%	1.00%

[1]	The withdrawal charge may or may not apply or may be reduced under certain circumstances. See THE CONTRACT—Full and Partial Withdrawals, and CHARGES, FEES AND DEDUCTIONS.

[2]	We deduct the Maintenance Fee (Annual Fee) on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the total premium payments in the first Contract Year were less than $50,000. See CHARGES, FEES AND DEDUCTIONS.

[3]	This is an annual rate and assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

[4]	This charge is deducted on a monthly basis. The monthly rate is calculated by dividing the annual rate by 12. The Administrative charge is equal to 0.12% annually for Contracts issued from applications we received before May 1, 1992. If the initial premium for any of these Contracts was $50,000 or more, the charge is reduced to 0.06% on an annual basis. In the future, we may increase the charge for these Contracts to 0.15% on an annual basis.

[5]	If you request a loan on your Contract, we will charge you a gross interest rate of 5.00% on your outstanding principal amount. We will credit you the amount of 3.25% on any Contract Value attributed to your Loan Account. The net amount of interest you will pay on your loan will be 1.75%. See LOANS.

[6]	If you buy the Flexible Lifetime Income Rider, the annual charge is equal to the current charge percentage multiplied by the Protected Payment Base. For a complete explanation of the Protected Payment Base, see OTHER OPTIONAL RIDERS— Flexible Lifetime Income Rider. We deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, or if the Rider is terminated. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. Under the terms and conditions of the Rider, the annual Charge percentage may increase if an Automatic Reset or Owner-Elected Reset occurs, but will never be more than the maximum charge percentage. We will waive the annual Charge if the Rider terminates as a result of the death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that death or annuitization occurs.

[7]	If you buy the Lifetime Income Access Plus Rider or the Income Access Plus Rider (subject to state availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, or if the Rider is terminated. If the Rider is terminated for the reasons other than death or annuitization, this charge will be deducted on the effective date of termination. We will waive the annual Charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that death or annuitization occurs. If the Effective Date of the Lifetime Income Access Plus Rider is before July 1, 2006, the current charge percentage is equal to 0.40%. Under the terms and conditions of the Rider, the annual Charge will remain the same while the Rider is in effect, unless you elect the optional Reset provision provided under the Rider. The optional Income Access Plus Rider is only available until the Lifetime Income Access Plus Rider is available in your state.

[8]	If you buy the Income Access Rider (subject to state availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, or if the Rider is terminated. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. If the Effective Date of the Rider is before March 1, 2004, the Income Access Rider Annual Charge is equal to 0.30%. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect, unless you elect the Step-Up provisions provided under the Rider.

[9]	If you buy the GPA 5 Rider (subject to state availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, or if you terminate the Rider. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect, unless you elect the Step-Up provision under the Rider. If the Effective Date of the GPA 5 Rider is before March 1, 2004 the Guaranteed Protection Charge is equal to 0.10%.

[10]	If you purchased the GPA Rider (subject to availability), we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. The GPA Rider is only available if the original Effective Date of the Rider is before April 1, 2003.

[11]	If you buy the GIA Plus Rider (subject to state availability), we charge the fee based on the greater of the Contract Value or the Guaranteed Income Base. For a complete explanation of the Guaranteed Income Base, see OTHER OPTIONAL RIDERS— Guaranteed Income Advantage Plus (GIA Plus). We deduct this charge proportionately from your Investment Options on each Contract Anniversary and when you make a full withdrawal if the Rider is in effect on that date, or if the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract. The annual charge is only waived for the Contract Year that death or annuitization occurs.

[12]	If you purchased the GIA 5 or GIA II Rider, (subject to state availability) we deduct this charge proportionately from your Investment Options on each Contract Anniversary, the Annuity Date, and when you make a full withdrawal, if the Rider is in effect on that date, or when you terminate your Rider. If the Rider is terminated for reasons other than death or annuitization, this charge will be deducted on the effective date of termination. Under the terms and conditions of the Rider the charge will remain the same while the Rider is in effect, unless you elect the Step-Up provision provided under each Rider. The GIA 5 or GIA II Riders are only available if the original Effective Date of the Rider is before February 1, 2005.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY

Total Annual Fund Operating Expenses

You will find more about the underlying Funds starting on page 12, and in the Funds’ Prospectus which accompanies this Prospectus.

This table shows the range (minimum and maximum) of fees and expenses charged by any of the Portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2006.

Each Variable Account of the Separate Account purchases shares of the corresponding Funds’ Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. These fees and expenses are described in the Funds’ Prospectus.

Total Annual Portfolio Operating Expenses[1]	Minimum	Maximum

Expenses that are deducted from the Funds’ assets, including advisory fees, 12b-1 distribution expenses and other expenses.	0.28%	1.30%

[1]	The minimum and maximum percentages in the table above do not reflect any expense reimbursements or fee waiver arrangements. However, to help limit Pacific Select Fund expenses, PLFA, advisor to the Fund, has contractually agreed to reduce its investment advisory fees or otherwise reimburse certain Portfolios of the Pacific Select Fund which may reduce the expenses reflected above. See the Fees and Expenses section of the Pacific Select Fund prospectus for complete information regarding annual fund operating expenses.

Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. These costs include Contract transaction expenses, the maximum periodic Contract expenses (including the combination of optional Riders whose cumulative expenses totaled more than any other combination of optional Riders), Separate Account annual expenses, and Portfolio fees and expenses for the year ended December 31, 2006. Premium taxes and/or other taxes may also be applicable.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Investment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

•	If you surrendered your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$1,117	$2,196	$3,204	$5,939
Minimum*	$717	$999	$1,214	$2,045

•	If you annuitized your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$1,117	$1,746	$2,934	$5,939
Minimum*	$717	$549	$944	$2,045

•	If you did not surrender or annuitize, but left the money in your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$577	$1,746	$2,934	$5,939
Minimum*	$177	$549	$944	$2,045

*	In calculating the examples above, we used the maximum and minimum total operating expenses of all of the Portfolios as shown in the Fees And Expenses section of the Fund’s Prospectus. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see the Fund’s Prospectus. See PACIFIC LIFE, THE SEPARATE ACCOUNT, AND THE INVESTMENT ADVISER— FINANCIAL HIGHLIGHTS section in the Prospectus for condensed financial information about the Subaccounts.

YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options and the Fixed Account.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Small-Cap Growth (formerly called Fasciano Small Equity)	Capital appreciation. (No consideration is given to income.)	Equity securities of small fast growing companies.	Fred Alger Management, Inc.

International Value	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S.	Equity securities of relatively large non-U.S. companies believed to be undervalued.	AllianceBernstein L.P.

International Small-Cap	Long-term growth of capital.	Equity securities of non- U.S. companies with small market capitalizations.	Batterymarch Financial Management, Inc.

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the S&P 500 Index® (including derivatives).	BlackRock Investment Management, LLC

Small-Cap Index	Investment results that correspond to the total return of an index of small-capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	BlackRock Investment Management, LLC

Diversified Research	Long-term growth of capital.	Equity securities of companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of growth-oriented companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)

American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	ClearBridge Advisors, LLC

Technology	Long-term growth of capital.	Equity securities in the technology sector that the manager believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.	Columbia Management Advisors, LLC

Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.

Floating Rate Loan	High level of current income.	Interests in floating rate senior loans.	Highland Capital Management, L.P.

Diversified Bond	Maximize total return consistent with prudent investment management.	Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies and derivatives relating to such securities or related indices.	J.P. Morgan Investment Management, Inc.

Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Health Sciences	Long-term growth of capital.	Equity securities of companies in the health sciences sector. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.	Jennison Associates LLC

Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC

Large-Cap Growth	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies with the potential for long-term growth of capital.	Loomis, Sayles & Company, L.P.

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group L.P.

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities or related indices.	Pacific Investment Management Company LLC

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation- indexed bonds and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life Fund Advisors LLC

High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life Fund Advisors LLC

Comstock	Long-term growth of capital.	Equity securities of companies believed to have the potential for long-term growth of capital and income.	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above- average growth potential.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies principally engaged in the U.S. real estate industry, including REITs and real estate operating companies (REOCs).	Van Kampen

Small-Cap Equity (formerly called VN Small-Cap Value)	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.

PACIFIC LIFE, THE SEPARATE ACCOUNT,

AND THE INVESTMENT ADVISER

Pacific Life Insurance Company

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds, broker-dealer operations, and investment advisory services. At the end of 2006, we had $192.6 billion of individual life insurance in force and total admitted assets of approximately $86.1 billion.

We are authorized to conduct our life insurance and annuity business in the District of Columbia and in all states except New York. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, whose registered representatives are authorized by state insurance departments to sell the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets.

Separate Account

The Separate Account was established by us on November 30, 1989, under procedures established under California law. The income, gains, or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to our other income, gains, or losses. Assets in the Separate Account attributable to the reserves and other liabilities under the Contracts are not chargeable with liabilities arising from any other business that we conduct. We own the assets in the Separate Account and are required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. We may transfer to our General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are our general corporate obligations. We may invest our own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

The Separate Account is divided into Variable Accounts. Each Variable Account invests exclusively in shares of a specific Portfolio of the Fund. We may in the future establish additional Variable Accounts of the Separate Account, which may invest in other Portfolios or in other securities, mutual funds, or investment vehicles.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of us.

The Investment Adviser

Pacific Life Fund Advisors LLC (PLFA) is the Investment Adviser to the Fund.

FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

You should read the table in conjunction with the financial statements for Pacific Select Variable Annuity Separate Account, which are included in its annual report dated as of December 31, 2006.

SELECTED ACCUMULATION UNIT* INFORMATION

Selected accumulation unit information as of the year ended December 31st for each period:

	AUV at	AUV at	Outstanding
	Beginning	End of	Units at End
Variable Account	of Period	Period	of Period

Small-Cap Growth[1] (formerly called Fasciano Small Equity)

2006	$11.37	$11.80	2,073,153

2005	$11.21	$11.37	2,998,375

2004	$9.55	$11.21	2,780,367

2003	$7.26	$9.55	4,052,716

2002	$9.82	$7.26	5,437,137

2001	$12.01	$9.82	6,092,175

2000	$15.41	$12.01	9,422,973

1999	$12.25	$15.41	11,118,066

1998	$10.95	$12.25	10,535,854

1997	$10.69	$10.95	8,602,223

International Value[2]

2006	$18.51	$22.97	7,570,760

2005	$17.12	$18.51	8,999,846

2004	$14.89	$17.12	11,798,337

2003	$11.81	$14.89	14,724,076

2002	$13.89	$11.81	17,184,202

2001	$18.00	$13.89	22,426,166

2000	$20.58	$18.00	30,546,006

1999	$16.96	$20.58	35,706,570

1998	$16.27	$16.96	35,347,056

1997	$15.07	$16.27	33,155,306

International Small-Cap[3]

2006	$10.00	$10.16	1,797,201

Equity Index[4]

2006	$36.01	$41.08	4,096,899

2005	$34.84	$36.01	5,325,572

2004	$31.90	$34.84	6,277,121

2003	$25.18	$31.90	7,533,380

2002	$32.83	$25.18	10,053,324

2001	$37.84	$32.83	13,363,360

2000	$42.24	$37.84	19,239,348

1999	$35.47	$42.24	20,740,677

1998	$27.96	$35.47	21,758,653

1997	$21.29	$27.96	20,127,373

Small-Cap Index[5]

2006	$15.23	$17.71	2,635,647

2005	$14.77	$15.23	3,919,284

2004	$12.70	$14.77	5,337,842

2003	$8.78	$12.70	4,346,805

2002	$11.28	$8.78	4,035,481

2001	$11.23	$11.28	2,361,793

2000	$11.79	$11.23	2,460,123

1999	$10.00	$11.79	2,309,897

Diversified Research[6]

2006	$11.70	$12.94	4,621,095

2005	$11.26	$11.70	4,737,995

2004	$10.25	$11.26	3,823,808

2003	$7.83	$10.25	3,548,204

2002	$10.46	$7.83	2,866,659

2001	$10.89	$10.46	2,773,119

2000	$10.00	$10.89	2,341,252

	AUV at	AUV at	Outstanding
	Beginning	End of	Units at End
Variable Account	of Period	Period	of Period

Equity[7]

2006	$17.67	$18.96	1,840,805

2005	$16.80	$17.67	2,465,830

2004	$16.18	$16.80	3,163,982

2003	$13.17	$16.18	4,293,338

2002	$18.15	$13.17	5,374,870

2001	$23.50	$18.15	7,872,674

2000	$31.79	$23.50	11,731,131

1999	$23.24	$31.79	12,348,302

1998	$18.06	$23.24	12,842,016

1997	$15.47	$18.06	11,810,163

American Funds® Growth-Income[8]

2006	$10.90	$12.35	4,333,025

2005	$10.00	$10.90	2,735,590

American Funds® Growth[8]

2006	$11.87	$12.87	3,826,685

2005	$10.00	$11.87	4,173,474

Large-Cap Value[5]

2006	$13.39	$15.54	6,086,123

2005	$12.77	$13.39	5,856,877

2004	$11.76	$12.77	11,131,356

2003	$9.07	$11.76	11,727,947

2002	$11.93	$9.07	12,940,961

2001	$12.54	$11.93	15,232,214

2000	$11.01	$12.54	4,455,808

1999	$10.00	$11.01	3,194,845

Technology[9]

2006	$5.36	$5.78	723,280

2005	$4.46	$5.36	1,499,369

2004	$4.35	$4.46	1,649,507

2003	$3.09	$4.35	2,336,882

2002	$5.83	$3.09	1,149,444

2001	$10.00	$5.83	1,054,641

Short Duration Bond[10]

2006	$10.04	$10.34	5,033,161

2005	$10.01	$10.04	5,264,463

2004	$10.01	$10.01	6,211,321

2003	$10.00	$10.01	6,105,155

Diversified Bond[3]

2006	$10.00	$10.44	1,979,799

Growth LT11

2006	$34.12	$36.97	4,606,994

2005	$32.09	$34.12	5,682,686

2004	$29.43	$32.09	7,733,565

2003	$22.24	$29.43	10,025,193

2002	$31.71	$22.24	13,242,258

2001	$45.59	$31.71	17,994,286

2000	$58.95	$45.59	23,385,761

1999	$30.13	$58.95	25,077,684

1998	$19.27	$30.13	25,453,009

1997	$17.59	$19.27	25,269,203

Focused 30[12]

2006	$9.44	$11.53	1,628,745

2005	$7.83	$9.44	1,072,917

2004	$6.90	$7.83	881,775

2003	$4.91	$6.90	999,087

2002	$7.05	$4.91	754,441

2001	$8.23	$7.05	1,267,953

2000	$10.00	$8.23	1,355,586

Health Sciences[9]

2006	$10.54	$11.25	503,324

2005	$9.26	$10.54	932,891

2004	$8.72	$9.26	962,910

2003	$6.91	$8.72	1,149,106

2002	$9.12	$6.91	870,570

2001	$10.00	$9.12	1,126,834

	AUV at	AUV at	Outstanding
	Beginning	End of	Units at End
Variable Account	of Period	Period	of Period

Mid-Cap Value[5]

2006	$20.53	$23.31	5,614,742

2005	$19.09	$20.53	6,242,819

2004	$15.46	$19.09	6,089,756

2003	$12.12	$15.46	6,334,603

2002	$14.35	$12.12	6,501,783

2001	$12.83	$14.35	9,519,914

2000	$10.40	$12.83	6,398,398

1999	$10.00	$10.40	2,807,437

Large-Cap Growth[9]

2006	$7.65	$7.27	5,483,271

2005	$7.53	$7.65	5,011,632

2004	$7.28	$7.53	11,511,077

2003	$5.88	$7.28	10,966,798

2002	$8.04	$5.88	12,794,576

2001	$10.00	$8.04	13,611,930

International Large-Cap[6]

2006	$8.55	$10.73	11,881,283

2005	$7.68	$8.55	13,462,161

2004	$6.56	$7.68	12,606,708

2003	$5.09	$6.56	13,064,458

2002	$6.25	$5.09	12,292,762

2001	$7.75	$6.25	15,304,319

2000	$10.00	$7.75	11,607,071

Small-Cap Value[10]

2006	$17.36	$20.53	1,269,061

2005	$15.47	$17.36	1,666,018

2004	$12.59	$15.47	2,446,030

2003	$10.00	$12.59	2,035,868

Multi-Strategy[13]

2006	$32.32	$35.65	1,912,163

2005	$31.54	$32.32	2,421,607

2004	$29.08	$31.54	3,005,242

2003	$23.89	$29.08	3,646,300

2002	$27.82	$23.89	4,399,716

2001	$28.50	$27.82	5,985,636

2000	$28.64	$28.50	7,178,463

1999	$27.10	$28.64	8,975,844

1998	$23.22	$27.10	10,327,173

1997	$19.65	$23.22	8,424,713

Main Street® Core[2]

2006	$31.34	$35.65	4,331,414

2005	$29.94	$31.34	5,618,458

2004	$27.67	$29.94	6,306,504

2003	$22.07	$27.67	7,619,421

2002	$31.22	$22.07	8,390,555

2001	$34.69	$31.22	11,756,550

2000	$37.65	$34.69	18,931,253

1999	$33.66	$37.65	20,917,655

1998	$27.45	$36.66	22,451,064

1997	$21.61	$27.45	21,208,366

Emerging Markets[1]

2006	$17.28	$21.24	2,993,583

2005	$12.37	$17.28	4,247,586

2004	$9.30	$12.37	4,459,322

2003	$5.59	$9.30	4,593,945

2002	$5.84	$5.59	5,080,084

2001	$6.48	$5.84	7,233,057

2000	$10.20	$6.48	8,517,382

1999	$6.73	$10.20	9,447,024

1998	$9.31	$6.73	10,031,439

1997	$9.59	$9.31	8,096,690

Managed Bond[14]

2006	$26.62	$27.56	6,059,083

2005	$26.26	$26.62	7,362,236

2004	$25.24	$26.26	8,571,037

2003	$24.06	$25.24	10,717,247

2002	$21.96	$24.06	15,775,303

2001	$20.72	$21.96	22,535,629

2000	$18.81	$20.72	21,204,577

1999	$19.42	$18.81	20,261,803

1998	$18.00	$19.42	21,143,468

1997	$16.58	$18.00	17,140,870

	AUV at	AUV at	Outstanding
	Beginning	End of	Units at End
Variable Account	of Period	Period	of Period

Inflation Managed[15]

2006	$27.19	$27.00	4,280,657

2005	$26.85	$27.19	4,962,673

2004	$24.97	$26.85	5,480,892

2003	$23.36	$24.97	5,851,255

2002	$20.48	$23.36	8,405,588

2001	$19.89	$20.48	5,619,239

2000	$18.01	$19.89	8,186,515

1999	$18.60	$18.01	8,718,907

1998	$17.24	$18.60	6,164,020

1997	$15.94	$17.24	5,756,107

Money Market[16]

2006	$14.95	$15.46	2,826,190

2005	$14.72	$14.95	2,912,618

2004	$14.76	$14.72	3,668,761

2003	$14.83	$14.76	5,185,940

2002	$14.81	$14.83	11,037,212

2001	$14.44	$14.81	14,945,680

2000	$13.77	$14.44	15,034,961

1999	$13.28	$13.77	19,529,634

1998	$12.77	$13.28	14,031,831

1997	$12.29	$12.77	14,071,168

High Yield Bond[2]

2006	$27.20	$29.39	2,022,205

2005	$26.90	$27.20	2,559,518

2004	$24.89	$26.90	3,272,646

2003	$20.96	$24.89	5,231,336

2002	$21.88	$20.96	4,608,773

2001	$21.86	$21.88	5,987,487

2000	$22.99	$21.86	7,104,002

1999	$22.62	$22.99	9,042,829

1998	$22.35	$22.62	10,599,470

1997	$20.68	$22.35	10,646,620

Comstock[11]

2006	$10.33	$11.86	4,323,782

2005	$10.02	$10.33	3,840,786

2004	$8.66	$10.02	4,315,851

2003	$6.67	$8.66	3,710,085

2002	$8.68	$6.67	992,013

2001	$9.75	$8.68	1,409,565

2000	$10.00	$9.75	1,116,642

Mid-Cap Growth[9]

2006	$7.55	$8.13	4,025,541

2005	$6.49	$7.55	2,299,840

2004	$5.40	$6.49	2,191,783

2003	$4.19	$5.40	1,957,362

2002	$8.02	$4.19	2,180,363

2001	$10.00	$8.02	1,504,437

Real Estate[5]

2006	$29.02	$39.57	1,361,111

2005	$25.16	$29.02	1,554,844

2004	$18.51	$25.16	1,991,365

2003	$13.63	$18.51	2,316,021

2002	$13.85	$13.63	2,639,881

2001	$12.92	$13.85	2,922,345

2000	$9.85	$12.92	3,056,220

1999	$10.00	$9.85	1,722,077

Small-Cap Equity[8] (formerly called VN Small-Cap Value)

2006	$11.44	$13.41	315,836

2005	$10.00	$11.44	419,558

*	Accumulation Unit: unit of measure used to calculate the value of a Contract Owner’s interest in a Variable Account during the Accumulation Period.

1	This Variable Account began operations on April 01, 1996.

2	This Variable Account began operations on August 16, 1990.

3	This Variable Account began operations on May 04, 2006.

4	This Variable Account began operations on February 11, 1991.

5	This Variable Account began operations on January 04, 1999.

6	This Variable Account began operations on January 03, 2000.

7	This Variable Account began operations on January 01, 1995.

8	This Variable Account began operations on May 02, 2005.

9	This Variable Account began operations on January 02, 2002.

10	This Variable Account began operations on May 01, 2003.

11	This Variable Account began operations on January 04, 1994.

12	This Variable Account began operations on October 02, 2000.

13	This Variable Account began operations on September 25, 1990.

14	This Variable Account began operations on September 05, 1990.

15	This Variable Account began operations on August 22, 1990.

16	This Variable Account began operations on July 24, 1990.

THE CONTRACT

General

To the extent that all or a portion of Investments are allocated to the Variable Accounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than us. Upon the maturity of a Contract, the Contract provides several fixed Annuity Options under which we will pay specified periodic annuity payments beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Variable Accounts to which premiums have been allocated.

The Contract is available for purchase as a non-tax qualified retirement plan by an individual. The Contract is also eligible for use in connection with certain tax qualified retirement plans that meet the requirements of Sections 401, 408 and 408A of the Internal Revenue Code. Certain Federal tax advantages are currently available to retirement plans that qualify as

•	self-employed individuals’ retirement plans under Section 401, such as HR-10 or Keogh plans,

•	pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401,

•	individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan under Section 408,

•	Section 403(b) Tax-Sheltered Annuities, and

•	Section 457 plans.

Joint Owners are permitted on a Contract issued pursuant to a non-qualified plan.

Application for a Contract

Any person wishing to purchase a Contract may submit an application and an initial Investment to us, as well as any other form or information that we may require. We reserve the right to reject an application or Investment for any reason, subject to our underwriting standards and guidelines and any applicable state or Federal law relating to nondiscrimination. On your application, you must provide us with a valid U.S. tax identification number for federal and state tax reporting purposes.

The maximum Age of an Annuitant for which a Contract will be issued is 85. The Annuitant’s Age is calculated as of his or her nearest birthday. If there are Joint Annuitants, the maximum issue Age will be determined by reference to the younger Annuitant. If any Contract Owner or any sole Annuitant named in the application for a Contract dies before we issue a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void. A refund will be returned to the applicant/ Owner or the applicant/ Owner’s estate. Depending on the state where your application was signed, the amount of the refund may be more or less than the initial Investment received, or any other Investment we receive in connection with an exchange or transfer. In most states, the refund will be the Contract Value based upon the next determined Subaccount Unit Value (also called Accumulated Unit Value (AUV)) after we receive proof of death, in proper form, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or other taxes, and minus the Contract Value attributable to any additional amount as described in the CHARGES, FEES AND DEDUCTIONS section in this Prospectus.

Investments

The minimum Initial Investment for the purchase of a Contract is $5,000 in connection with a Non-Qualified Plan and $2,000 in connection with a Qualified Plan. Currently, we are not enforcing the minimum initial Investment on Qualified Contracts but reserve the right to enforce the minimum initial Investment on Qualified Contracts in the future. Thereafter, the Contract Owner may choose the amount and frequency of Investments, except that the minimum subsequent Investment is $250 for both Non-Qualified and Qualified Plans, except for individual retirement annuities and simplified employee pension plans, in which case it is $50. Currently, we are not enforcing the minimum additional Investment amounts but reserve the right to enforce the minimum additional Investment amounts in the future. No minimum initial or subsequent Investment requirements will apply to a Contract purchased in connection with the Texas Optional Retirement Program. We may reduce the minimum Investment requirements under certain circumstances, such as for group or sponsored arrangements. We also call each Investment you make a Premium Payment.

You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investment over $1,000,000. No Investment or transfer can be allocated to the Fixed Account without our prior approval if, immediately after the Investment or transfer, the Accumulated Value in the Fixed Account would be $250,000 or more.

An Initial Investment will be applied not later than the end of the second Valuation Date after the Valuation Date it is received by us if the Investment is preceded or accompanied by sufficient information necessary to establish an account and properly credit such Investment. If we do not receive sufficient information, we will notify the applicant that we do not have the necessary information to issue a Contract. If the necessary information is not provided to us within five Valuation Dates after the Valuation Date on which we first receive the initial Investment (or, if sooner, other period required by law), or if we determine we cannot otherwise issue the Contract, we will return the initial Investment to the applicant unless the applicant consents to our retaining the Investment until the requested information has been provided.

Subsequent Investments will be credited as of the end of the Valuation Period in which they are received by us. Investments after the initial Investment may be made at any time prior to the Annuity Start Date, so long as the Annuitant is living. Subsequent Investments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Investments may be paid monthly via electronic funds transfer under the Uni-Check plan where you authorize us to withdraw Investments from your checking account each month. The minimum initial Investment can be met by payment under the Uni-Check plan.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Forms of Investment

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:

•	personal checks or cashier’s checks drawn on a U.S. bank,

•	money orders and traveler’s checks in single denominations of more than $10,000 if they originate in a U.S. bank,

•	third party checks when there is a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate in U.S. banks.

We will not accept Investments in the following forms:

•	cash,

•	credit cards or checks drawn against a credit card account,

•	money orders or traveler’s checks in single denominations of $10,000 or less,

•	starter checks,

•	cashier’s checks, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

•	third party checks if there is not a clear connection of the third party to the underlying transaction, and

•	wire transfers that originate from foreign bank accounts.

All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make Investments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Allocation of Investments

In an application for a Contract, you select the Investment Options to which Investments will be allocated. During the Free Look period, except as indicated below, Investments will be allocated according to your instructions contained in the application (or more recent instructions received, if any). If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. You must submit all contracts to be exchanged when you submit your application.

A Contract Owner may change the Investment allocation instructions by submitting a proper written request to us. Changes in Investment allocation instructions may be made by telephone or, to the extent available, electronically provided an authorization for such requests is on file with us. A proper change in allocation instructions will be effective upon receipt by us and will continue in effect until subsequently changed. See ADDITIONAL INFORMATION— Inquiries and Submitting

Forms and Requests. Changes in the allocation of future Investments have no effect on the existing Accumulated Value. Such Accumulated Value, however, may be transferred among the Investment Options in the manner described in THE CONTRACT— Transfers and Market-timing Restrictions.

Portfolio Optimization

The Service. Portfolio Optimization is an asset allocation service that is offered at no additional charge for use within this variable annuity. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your variable annuity, Portfolio Optimization can help with decisions about how you should allocate your Contract Value among available Investment Options. The theory behind Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long term.

As part of the Portfolio Optimization service, several asset allocation models have been developed (“Portfolio Optimization Models” or “Models”), each based on different profiles of an investor’s investment time horizon and willingness to accept investment risk. If you decide to subscribe to the Portfolio Optimization service and select one of the Portfolio Optimization Models, your initial Purchase Payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the Investment Options according to the Model you select. Subsequent Purchase Payments, if allowed under your Contract, will also be allocated accordingly, unless you instruct us otherwise. If you choose, you can rebalance your Contract Value quarterly, semi-annually, or annually, to maintain the current allocations of your Portfolio Optimization Model, since changes in the net asset values of the underlying Portfolios within each Model will alter your asset allocation over time. If you also allocate part of your Purchase Payment or Contract Value that is not currently included in your Model and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to Portfolio Optimization and elect periodic rebalancing, only the Investment Options within your Model will be rebalanced.

If you subscribe to Portfolio Optimization, Pacific Life Fund Advisors LLC (Adviser), a subsidiary of Pacific Life, will serve as your investment adviser for the service solely for purposes of development of the Portfolio Optimization Models and periodic updates of the Models.

On a periodic basis (typically annually), the Portfolio Optimization Models are evaluated and the Models are updated, as discussed below. If you subscribe to Portfolio Optimization, your Contract Value or subsequent Purchase Payments, as applicable, will automatically be reallocated in accordance with the Model you select as it is updated from time to time based on discretionary authority that you grant to the Adviser, unless you instruct otherwise. For more information on the role of the investment adviser for the Portfolio Optimization service, please see the brochure from the Adviser’s Form ADV, the SEC investment adviser registration form, which will be delivered to Contract Owners at the time they apply for a Contract. Please contact us if you would like to receive a copy of this brochure. In developing and periodically updating the Portfolio Optimization Models, the Adviser currently relies on the recommendations of an independent third-party analytical firm. The Adviser may change the firm that it uses from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

The Portfolio Optimization Models. Five asset allocation models are offered, each comprised of a carefully selected combination of Investment Options (reflecting the underlying Portfolios of Pacific Select Fund). Development of the Portfolio Optimization models is a multi-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization”. Next, after the asset class exposures are known, a determination is made of how available Investment Options (underlying Portfolios) can be used to implement the asset class level allocations. The Investment Options are selected by evaluating the asset classes represented by the underlying Portfolios and combining Investment Options to arrive at the desired asset class exposures. The Portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Investment Options are selected in a way intended to optimize potential returns for each Model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an Investment Option in a Model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance.

Periodic Updates of the Portfolio Optimization Model and Notices of Updates. Each of the Portfolio Optimization Models are evaluated periodically (generally, annually) to assess whether the combination of Investment Options within each Model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the Model. As a result of the periodic analysis, each Model may change and Investment Options may be added to a Model (including Investment Options not currently available), or Investment Options may be deleted from a Model.

When your Portfolio Optimization Model is updated, your Contract Value (and Subsequent Purchase Payments, if applicable) will automatically be reallocated in accordance with any changes to the Model you have selected. This means the allocation of your Contract Value, and potentially the Investment Options in which you are invested, will automatically change and your Contract Value (and Subsequent Purchase Payments, if applicable) will automatically be reallocated among the Investment Options in your updated Model (independently of any automatic rebalancing you may have selected). The Adviser requires that you grant it discretionary investment authority to periodically reallocate your Contract Value (and Subsequent Purchase Payments, if applicable) in accordance with the updated version of the Portfolio Optimization Model you have selected, if you wish to participate in Portfolio Optimization.

When the Adviser updates the Portfolio Optimizations Models, a written notice of the updated Models will be sent to you at least 30 days in advance of the date the Adviser intends the updated version of the Model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected Model, you will not need to take any action, as your Contract Value (or Subsequent Purchase Payments, if applicable) will automatically be reallocated in accordance with the updated Model. If you do not wish to accept the changes to your selected Model, you can change to a different Model or withdraw from the Portfolio Optimization service. Some of the riders available under the Contract require you to participate in an asset allocation service. If you purchased any of these riders, such riders will terminate if you withdraw from Portfolio Optimization or allocate any portion of your subsequent Purchase Payments or Contract Value to an Investment Option that is not currently included in your Model (as more fully described in each rider).

Selecting a Portfolio Optimization Model. If you choose to subscribe to the Portfolio Optimization service, you need to determine which Portfolio Optimization Model is best for you. Neither the Adviser nor its affiliates will make this decision. You should consult with your registered representative on this decision. Your registered representative can help you determine which Model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change Models to keep up with changes in your personal circumstances. Your registered representative can assist you in completing the proper forms to subscribe to the Portfolio Optimization service or to change to a different Model. You may, in consultation with your registered representative, utilize analytical tools made available by the Adviser, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on our website. While the information from our website may assist you, it is your decision, in consultation with your registered representative, to select a Model or to change to a different Model, and the Adviser and its affiliates bear no responsibility for this decision. You may change to a different Model at any time, subject to transfer and market timing restrictions, with a proper written request or by telephone or electronic instructions provided a valid telephone/electronic authorization is on file with us.

Periodic Reports. Participants in the Portfolio Optimization service will periodically be sent performance information regarding the Investment Options within a selected Model. This information may also be accessed online. Information concerning the current Models is described below.

Risks. Although the Models are designed to optimize returns given the various levels of risk, there is no assurance that a Model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your Contract Value could be better or worse by participating in a Portfolio Optimization Model than if you had not participated. A Model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (and their underlying Portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Contract Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A Portfolio Optimization Model may not perform as intended. Although the Models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the Models are based, which could cause the Models to be ineffective or less effective in reducing volatility.

Periodic updating of the Portfolio Optimization Models can cause the underlying Portfolios to incur transactional expenses to raise cash for money flowing out of the Portfolios or to buy securities with money flowing into the Portfolios. These expenses can adversely affect performance of the pertinent Portfolios and the Models.

The Adviser may be subject to competing interests that have the potential to influence its decision making with regard to Portfolio Optimization. For example, one Portfolio may provide a higher advisory fee to the Adviser than another Portfolio, and provide the Adviser with incentive to use the Portfolio with the higher fee as part of a Portfolio Optimization Model. In addition, the Adviser may believe that certain Portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, the Adviser monitors performance of the Portfolios, and may, from time to time, recommend to the Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a Portfolio, all of which could impact a Model. All Fund Portfolios are analyzed by the independent third party analytical firm. The Adviser does not dictate to the third party analytical firm the number of Portfolios in a Model, the percent that any Portfolio represents in a Model, or which Portfolios may be selected (other than to require exclusion of any Portfolio that is expected to be liquidated, merged into another Portfolio, or otherwise closed). The Adviser believes that its reliance on the recommendations of an independent third-party analytical firm to develop and update the Models (as described above) reduces or eliminates the potential for the Adviser to be influenced by these competing interests, but there can be no assurance of this.

The Adviser and its affiliates are under no contractual obligation to continue this service and have the right to terminate or change the Portfolio Optimization service at any time.

The Models. Information concerning the Portfolio Optimization Models is described below. These Models are available effective May 4, 2007. For information regarding the Portfolio Optimization Models available until May 4, 2007, see APPENDIX H in this Prospectus. You should review this information carefully with your registered representative before selecting or changing a Model.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash	6%	3%	4%	4%	4%

Bonds	71	53	35	17	—

Domestic Stocks	18	32	44	56	66

International Stocks	5	12	17	23	30

Portfolio Optimization Model Target Allocations as of May 4, 2007

	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	1%	1%	2%	3%

International Value	3%	6	6	9	11

International Small-Cap	—	2	2	3	4

Equity Index	—	—	2	2	2

Small-Cap Index	—	—	2	2	6

Diversified Research	2	3	3	3	3

American Funds® Growth-Income	—	—	4	5	7

American Funds® Growth	—	2	2	4	5

Large-Cap Value	4	5	6	6	7

Short Duration Bond	11	8	4	2	—

Floating Rate Loan	8	5	3	—	—

Diversified Bond	14	10	6	3	—

Growth LT	—	—	2	3	3

Mid-Cap Value	5	6	8	12	11

Large-Cap Growth	—	—	2	2	2

International Large-Cap	2	3	5	7	10

Small-Cap Value	—	2	2	—	—

Main Street® Core	5	7	5	5	3

Emerging Markets	—	—	3	4	5

Managed Bond	19	15	11	4	—

Inflation Managed	18	14	11	8	—

Money Market	2	—	—	—	—

High Yield Bond	4	3	2	—	—

Comstock	3	6	6	6	8

Mid-Cap Growth	—	2	2	3	3

Real Estate	—	—	—	3	5

Small-Cap Equity	—	—	—	2	2

Less Volatile < ---------------------------------------------------------------- > More Volatile

Systematic Transfer Options

We offer two systematic transfer options: dollar cost averaging, and portfolio rebalancing. There is no charge for these options and transfers under these options are not counted towards your total transfers in a Calendar Year. However, they are subject to the same requirements and restrictions as non-systematic transfers. The systematic transfer options are not available after you annuitize.

Dollar Cost Averaging Option

We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Accumulated Value from any one Investment Option to one or more of the other Variable Accounts. You may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar cost averaging allocations may not be made from the Fixed Account and a Variable Account at the same time. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Period during which each transfer is processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

You may request dollar cost averaging by sending a proper written request to us, or by telephone request provided an authorization for telephone requests is on file with us. The Contract Owner must designate the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfer will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

To elect the dollar cost averaging option, the Accumulated Value in the Variable Account or Fixed Account from which the dollar cost averaging transfers will be made must be at least $5,000. The minimum amount that may be transferred to any one Variable Account is $50. Currently, we are not enforcing the minimum Variable Account, Fixed Account and/or transfer amounts but we reserve the right to enforce such minimum amounts in the future. Transfers from the Fixed Option under the dollar cost averaging program are subject to a minimum duration of 12 months. We may discontinue, modify, or suspend the dollar cost averaging option at any time. See the SAI for further information on the dollar cost averaging program.

Portfolio Rebalancing Option

We currently offer an option which allows Contract Owners to maintain the percentage of the Contract’s Accumulated Value allocated to each Variable Investment Option at a pre-set level (e.g., 30% in the Equity Index Variable Account, 40% in the Managed Bond Variable Account, and 30% in the Growth LT Variable Account). Periodically, we will “rebalance” the Contract’s Accumulated Value to the percentages specified by you. Rebalancing may result in transferring amounts from a Variable Account earning a relatively higher return to one earning a relatively lower return. You may choose to have rebalances made quarterly, semi-annually or annually until your Annuity Date. Portfolio rebalancing is not available after you annuitize. No fixed option is available for rebalancing. More detailed information appears in the SAI.

Transfers and Market-timing Restrictions

Transfers

Once your Investments are allocated to the Investment Options you selected, you may transfer your Account Value less Loan Account Value from any Investment Option to any other Investment Option. Transfers are limited to twenty-five (25) for each calendar year. Only two (2) transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, or Emerging Markets. In addition, only two (2) transfers into or out of the American Funds Growth or American Funds Growth-Income Investment Options may occur in any calendar month.

Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Money Market Variable Investment Option are excluded from this limitation.

For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. A transfer of Account Value from the Loan Account back into your Investment Options following a loan repayment is not considered a transfer under these limitations. Transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program or an approved asset allocation service are excluded from these limitations. Also, allocations of Purchase Payments are not subject to these limitations.

If you have used all twenty-five (25) transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of the Account Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying Portfolios, or other extraordinary circumstances.

If we deny a transfer request, we will notify your registered representative via telephone. If you (or your registered representative) request a transfer via telephone that exceeds the above limitations, we will notify you (or your registered representative) immediately.

Certain restrictions apply to any available fixed option. See THE FIXED ACCOUNT— Transfers and Withdrawals section in this Prospectus. Transfer requests are generally effective on the Business Day we receive them in proper form, unless you request a date in the future or a systematic transfer program.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request. Any policy we may establish with regard to the exercise of any of these rights will be applied uniformly to all Contract Owners.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract. Such frequent trading can disrupt management of the underlying Portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Portfolios. In the event transfer activity is found to be disruptive, certain future transactions by such Contract Owners, or by a registered representative or other party acting on behalf of one or more Contract Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Contract Owners. While these issues can occur in connection with any of the underlying Portfolios, Portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Contract Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable annuity and variable life insurance Contract Owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our Contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

•	not accepting transfer instructions from a registered representative acting on behalf of more than one Contract Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners; or to comply with any applicable federal and state laws, rules and regulations.

Accumulated Value

The Accumulated Value is the sum of the amounts under the Contract held in each Variable Account of the Separate Account and in the Fixed Account, as well as the amount set aside in our Loan Account to secure any Contract Debt.

On each Valuation Date, the portion of the Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. See Determination of Accumulated Value, below. No minimum amount of Accumulated Value is guaranteed. You bear the entire investment risk relating to the investment performance of your Accumulated Value allocated to the Variable Accounts.

Determination of Accumulated Value

The Accumulated Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of Investments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolios of the Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Fund will be automatically reinvested in shares of the same Portfolio, unless we, on behalf of the Separate Account, elect otherwise.

Assets in the Variable Accounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contract Owner’s interest in a Variable Account. When a Contract Owner allocates premiums to a Variable Account, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account by the Accumulation Unit value for the particular Variable Account at the end of the Valuation Period in which the premium is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The Accumulation Unit value of each Variable Account is determined on each Valuation Date at the close of the New York Stock Exchange which is usually 4:00 p.m. Eastern Time. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Variable Account and charges against the Variable Account.

The Accumulation Unit value of each Variable Account’s unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by dividing the value of each Variable Account’s net assets by the number of Accumulation Units credited to the Variable Account on that date. Determination of the value of the net assets of a Variable Account takes into account the following:

•	the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund,

•	any dividends or distributions paid by the corresponding Portfolio,

•	the charges, if any, that may be assessed by us for taxes attributable to the operation of the Variable Account, or to our operations with respect to the Contract, and

•	the mortality and expense risk charge under the Contract.

Your Variable Account Value Will Change

After we credit your Contract with Accumulation Units, the value of those Units will usually fluctuate. This means that, from time to time, your Investment allocated to the Variable Investment Options may be worth more or less than the original allocations to which those amounts can be attributed. Fluctuations in Accumulation Unit Value will not change the number of Units credited to your Contract.

Accumulation Unit Values will vary in accordance with the investment performance of the corresponding Portfolio.

For example, the value of Units in the Managed Bond Accumulation will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Accumulation Unit Values are also adjusted to reflect the Administrative Charge and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Accumulation Units on each Business Day. The SAI contains a detailed discussion of these calculations.

Calculating Accumulation Unit Values

We calculate the Unit Value of the Subaccount Units in each Variable Investment Option at the close of the New York Stock Exchange which usually closes at 4:00 p.m. Eastern Time on each Business Day. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and
	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where	(A)	=	the “per share value of the assets” of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

where	(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
	(b)	=	the per share amount of any dividend or capital gain distributions made by each Fund for that Portfolio during that valuation period; and
	(c)	=	any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
(C)	=	a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus any applicable increase in the Risk Charge and the Administrative Fee (see the CHARGES, FEES AND DEDUCTIONS section in this Prospectus).

Full and Partial Withdrawals

You may obtain proceeds from a Contract by surrendering the Contract for its Full Withdrawal Value or by making a partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may be taken from your Contract’s Accumulated Value at any time while the Annuitant is living and before the Annuity Start Date, subject to the limitations under the applicable plan for Qualified Plans and applicable law. A full or unscheduled partial withdrawal request will be effective as of the end of the Valuation Period that we receive a proper written request.

The proceeds received upon a full withdrawal will be the Contract’s Full Withdrawal Value. The Full Withdrawal Value is equal to the Accumulated Value as of the end of the Valuation Period during which a proper withdrawal request is received by us minus any maintenance fee, applicable contingent deferred sales charge, any optional Rider Charges, and any outstanding Contract Debt. A partial withdrawal may be requested for a specified percentage or dollar amount of Accumulated Value. Each partial withdrawal must be for $500 or more. Pre-authorized partial withdrawals must be at least $250, except for pre-authorized withdrawals distributed by Electronic Funds Transfer (EFT), which must be at least $100. A request for a partial withdrawal will result in a payment by us in accordance with the amount specified in the partial withdrawal request. Upon payment, your Accumulated Value will be reduced by an amount equal to the payment and any applicable contingent deferred sales charge, and any applicable premium tax. If a partial withdrawal is requested that would leave the Full Withdrawal Value in the Contract less than $500 then we reserve the right to treat the partial withdrawal as a request for a full withdrawal.

The amount of a partial withdrawal will be withdrawn proportionately from your Accumulated Value in the Variable Accounts and the Fixed Account, except that you may instruct us otherwise with regard to an unscheduled partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may result in the deduction of a contingent deferred sales charge. See CHARGES, FEES AND DEDUCTIONS— Contingent Deferred Sales Charge.

A full or partial withdrawal, including a scheduled withdrawal, may result in a tax charge to reimburse us for any tax on premiums on a Contract that may be imposed by various states and municipalities. See CHARGES, FEES AND DEDUCTIONS— Premium Tax and Other Taxes.

A full or partial withdrawal, including a scheduled partial withdrawal, may result in receipt of taxable income to you and, in some instances, in a penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 401(k), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. In the case of Contracts issued in connection with tax qualified retirement plans under Section 403(b), Section 403(b) imposes restrictions on certain distributions. For more information, see Restriction on Withdrawals from 403(b) Programs. The tax consequences of a withdrawal under the Contract should be carefully considered. See FEDERAL TAX STATUS.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit a Withdrawal Request form or a Lost Contract Affidavit if no Withdrawal Request form is completed.

Preauthorized Scheduled Withdrawals

We have implemented a feature under which preauthorized scheduled withdrawals may be elected. Under this feature, you may elect to receive preauthorized scheduled partial withdrawals while the Annuitant is living before the Annuity Start Date and after the Free Look period by notifying us in proper form. A Contract Owner may designate the scheduled withdrawal amount as a percentage of Accumulated Value allocated to the Variable Accounts and Fixed Account, or as a specified dollar amount, and the desired frequency of the scheduled withdrawals, which may be monthly, quarterly, semi-annually or annually. The day of the month that you wish each scheduled withdrawal to be effected may also be elected.

We reserve the right for any scheduled withdrawal to be a minimum of $100. Upon payment, your Accumulated Value will be reduced by an amount equal to the payment proceeds plus any applicable contingent deferred sales charge and any applicable premium tax. Any scheduled withdrawal that equals or exceeds the Full Withdrawal Value will be treated as a full withdrawal. In no event will payment of a scheduled withdrawal exceed the Full Withdrawal Value less any applicable premium tax. The Contract will automatically terminate if a scheduled withdrawal causes the Contract’s Full Withdrawal Value to equal zero.

Free Look Right

You may return your Contract for cancellation and a refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. The amount of your refund may be more or less than the Purchase Payments you’ve made. If you return your Contract, it will be cancelled and treated as void from your Contract Date. In most states, you will then receive a refund of your Contract Value, based upon the next determined Accumulated Unit Value (AUV) after we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract fees and charges, and any additional amount credited as described in the CHARGES,

FEES AND DEDUCTIONS—Waivers and Reduced Charges section in this Prospectus. You would keep the gains or losses on the credited amounts. Thus, an Owner who returns a Contract within the Free Look period also bears the investment risk on any additional amounts credited to the Contract. In some states we are required to refund your Purchase Payments.

For replacement business and in some states, the Free Look period may be extended and the amount returned may be different than as otherwise described above. Please consult with your registered representative if you have any questions regarding your state’s Free Look period and the amount of any refund.

For any Contract issued as an IRA returned within 7 days after you receive it, we are required to return all Purchase Payments (less any withdrawals made).

You’ll find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page, or on a notice that accompanies your Contract.

If your Contract is issued in exchange for another annuity contract or life insurance policy, our administrative procedures may vary, depending on the state in which your contract is delivered.

Death Benefit

If the Annuitant dies during the Accumulation Period, we will pay the death benefit proceeds to the Beneficiary upon receipt of due proof of the Annuitant’s death and instructions regarding payment to the Beneficiary. If there are Joint Annuitants, the death benefit proceeds will only be payable upon receipt of due proof of death of both Annuitants during the Accumulation Period and instructions regarding payment. In the event there is no Beneficiary living on the date of death of the Annuitant during the Accumulation Period, we will pay the death benefit proceeds to the Owner, if living; otherwise to the Owner’s estate. If the death of the Annuitant occurs on or after the Annuity Start Date and there is no living Beneficiary on the date of death, any remaining unpaid payments for a specified period or specified amount will be made to the Owner, if living; otherwise to the Owner’s estate.

The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt. On or before the fifth Contract Anniversary, the amount of the death benefit will be the greater of:

•	the Accumulated Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment, or

•	the aggregate premium payments received less any reductions caused by previous withdrawals.

Unless otherwise required by state insurance authorities, after the fifth Contract Anniversary the amount of the death benefit will be the greater of:

•	the Accumulated Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment,

•	the aggregate premium payments received less any reductions caused by previous withdrawals, or

•	subject to approval of state insurance authorities, the “Minimum Guaranteed Death Benefit.”

After the fifth Contract Anniversary up to the tenth Contract Anniversary, the Minimum Guaranteed Death Benefit is equal to the Accumulated Value on the fifth Contract Anniversary plus any premiums received after the fifth Contract Anniversary and less any reductions caused by previous withdrawals taken after the fifth Contract Anniversary. The Minimum Guaranteed Death Benefit is adjusted on the tenth Contract Anniversary and each succeeding fifth Contract Anniversary to the greater of the most recent Minimum Guaranteed Death Benefit or the Accumulated Value as of such Anniversary, and during the next five year interval, is decreased by any reductions caused by partial withdrawals and increased by any premium payments since such fifth Contract Anniversary. After the Contract Year in which the Annuitant reaches Age 85, or after the death of the Owner or Annuitant, whichever occurs first, the Minimum Guaranteed Death Benefit will no longer be adjusted on each fifth Contract Anniversary (except for adjustments for reductions caused by partial withdrawals and for premium payments).

For purposes of the calculations to determine the Death Benefit, the reductions caused by previous withdrawals are calculated by multiplying aggregate Premium Payments received, the Accumulated Value at the fifth Contract Anniversary, or most recent Minimum Guaranteed Death Benefit, as applicable, prior to each withdrawal by the ratio of the amount of the withdrawal to the Accumulated Value immediately prior to each withdrawal.

The death benefit proceeds will be paid to the Beneficiary in a single sum or under one of the Annuity Options, as directed by you or as elected by the Beneficiary. If the Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A qualified tax adviser should be consulted in considering Annuity Options.

Death of Owner

If the Owner of a Contract issued in connection with a Non-Qualified Plan dies before the Annuitant and before the Annuity Start Date, the death benefit proceeds will be paid upon receipt of due proof of the Owner’s death and instructions regarding payment. If there are Joint Owners, the term Owner means the first Joint Owner to die.

Death benefit proceeds will be paid to the Joint Owner or Contingent Owner, if any, otherwise to the Owner Beneficiary. If there is no Owner Beneficiary, death benefit proceeds will be paid to the Owner’s estate. If an Owner is not also an Annuitant, then in the event that the deaths of the Owner and the Annuitant occur under circumstances in which it cannot be determined who died first, payment will be made to the Annuitant’s Beneficiary. If the Owner and the Annuitant are the same, payment will be made to the Annuitant’s Beneficiary. If the surviving spouse of the deceased Owner is the Owner Beneficiary, or is the sole surviving joint tenant or Contingent Owner, such spouse may continue this Contract in force as Owner (and Annuitant if the deceased Owner was the sole Annuitant), rather than receive the death benefit proceeds, until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Start Date. For any Designated Beneficiary other than a surviving spouse, any death benefit proceeds under this Contract must begin distribution within 1 year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner’s death, or, if permitted by the IRS, a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for the purposes of calculating the minimum distribution required under Section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner’s death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner’s death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

The death benefit is as stated in the THE CONTRACT— Death Benefit section, except that the Owner’s Age, as opposed to the Annuitant’s, is used in determining the death benefit.

If the Owner of the Contract is a non-individual person, these distribution rules are applicable upon the death of or a change in the primary Annuitant for purposes of determining when a distribution must be made under the Contract. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner for such distribution timing purposes. Payment of death benefit proceeds will be made to Annuitant’s Beneficiary, if the Owner is the Annuitant’s Beneficiary, the “Death Benefit” will be the Accumulated Value if the Owner elects to maintain the Contract, or the Full Withdrawal Value if the Owner elects a cash distribution, as of the Valuation Date we receive in proper form the request to change the primary Annuitant and instructions regarding distribution or maintenance. These distribution requirements do not apply to Contracts issued in connection with a Qualified Plan as defined in Section 401 or 403 of the Code.

On the death of any Owner on or after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death. No death benefit will be paid if the Owner dies on or after the Annuity Start Date. On the death of the Annuitant, any unpaid benefit will be paid to the Beneficiary of the Annuitant, if living, otherwise to the Owner, if living; otherwise to the Owner’s estate. See FEDERAL TAX STATUS for a discussion of the tax consequences in the event of death.

The above distribution rules will determine when a distribution must be made under the Contract. These rules do not affect our determination of the amount of benefit payable or distribution proceeds.

CHARGES, FEES AND DEDUCTIONS

Contingent Deferred Sales Charge

We do not make any deduction for sales charges from premium payments paid for a Contract before allocating them to your Accumulated Value. However, except as set forth below, a contingent deferred sales charge (which may also be referred to as a withdrawal charge), may be assessed by us on a full or partial withdrawal, depending upon the amount of time such withdrawal amounts have been held under the Contract. This amount is deducted proportionately among all Investment Options from which the withdrawal occurs. No charge will be imposed upon:

•	payment of death benefit proceeds under the Contract for certain non-natural Owners,

•	withdrawals by you to meet the minimum distribution rules for Qualified Plans as they apply to amounts held under the Contract, or

•	annuitization if your Contract has been in force two years.

If an Annuity Option offered under the Contract is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each instance, the Annuity Period is at least five years. After the first Contract Anniversary, the withdrawal charge will also be waived on a full or partial withdrawal if the Annuitant has been diagnosed with a medically determinable condition which results in a life expectancy of 12 months or less. This waiver will be subject to medical evidence satisfactory to us, and certain other conditions specified in the Contract.

Free Withdrawals

Subject to the amount available for withdrawal as described in the withdrawal section, during a Contract Year, you may withdraw free of withdrawal charge amounts up to your “Eligible Premium Payments”. Eligible Premium Payments include 10% of all Premium Payments that have an “age” of less than six years, plus 100% of all Premium Payments that have an “age” of six years or more. Once all Premium Payments have been deemed withdrawn, any withdrawal will be deemed a withdrawal of your earnings and will be free of the withdrawal charge. For purposes of determining the free withdrawal amounts, withdrawal of mandatory required minimums from certain Qualified Plans are included within the calculations. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all Eligible Premium Payments plus all earnings even if all Purchase Payments have not been deemed withdrawn.

Example: You make an initial Premium Payment of $10,000 in Contract Year 1, and make additional Premium Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charge (your total Premium Payments were $17,000, so 10% of that equals $1,700). After this withdrawal, your Contract Value is $17,300. In Contract Year 4, you may withdraw another $1,700 (10% of the total Premium Payments of $17,000) free of any withdrawal charge.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

How the Charge is Determined

The amount of the charge depends on how long each Premium Payment was held under your Contract. Each Premium Payment you make is considered to have a certain “age,” depending on the length of time since that Premium Payment was effective. A Premium Payment is “one year old” or has an “age of one” from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that Contract Anniversary, your Premium Payment will have an “age of two,” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Premium Payment you withdraw determines the level of withdrawal charge as follows:

Withdrawal
Charge (as a
percentage of the
“Age” of Premium	Purchase Payment
in Years	withdrawn)

1	6%

2	6%

3	5%

4	4%

5	3%

6	0%

For purposes of the charge, a withdrawal will be attributed to Premium Payments in the order they were received by us, then earnings and before any deductions for other charges due or taxes are made, even if you elect to redeem amounts allocated to an Account (including the Fixed Account) other than an Account to which premium payments were allocated. If the Contract is surrendered or a scheduled withdrawal causes the Full Withdrawal Value to equal zero, any amount allocated to the Loan

Account will be included in determining the charge. The withdrawal charge will be deducted proportionately among all Investment Options from which the withdrawal occurs. Unless you specify otherwise a partial withdrawal amount requested will be processed as a “gross” amount, which means that applicable charges and taxes will be deducted from the requested amount. If a partial withdrawal amount is requested to be a “net” amount, applicable charges and taxes will be added to the requested amount and the withdrawal charges and taxes will be calculated on the grossed up amount.

The withdrawal charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although actual expenses may be greater than the amount of the withdrawal charge. See ADDITIONAL INFORMATION—Distribution Arrangements in this Prospectus for information regarding commissions and other amounts paid to broker-dealers in connection with distribution of the Contracts.

Mortality and Expense Risk Charge

We deduct a daily charge from the assets of each Variable Account for mortality and expense risks assumed by us under the Contracts. The charge is equal to an annual rate of 1.25% of the average daily net assets of each Variable Account. This amount is intended to compensate us for certain mortality and expense risks we assume in offering and administering the Contracts and in operating the Variable Accounts.

The expense risk is the risk that our actual expenses in issuing and administering the Contracts and operating the Variable Accounts will be more than the charges assessed for such expenses. The mortality risk borne by us is the risk that Annuitants, as a group, will live longer than our actuarial tables predict. In this event, we guarantee that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. We also assume a mortality risk in connection with the death benefit under the Contract.

We may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but we may realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the contingent deferred sales charge.

Administrative Charge

We deduct a monthly administrative charge equal to .0125% multiplied by a Contract’s Accumulated Value in the Variable Accounts and the Fixed Account, which will be deducted monthly, beginning on the Monthly Anniversary following the Contract Date, during the Accumulation Period. This charge is equivalent to an annual rate of 0.15% of a Contract’s Accumulated Value in the Variable Accounts and the Fixed Account. On Contracts issued in connection with applications received by us before May 1, 1992, this charge is currently reduced to .01% (.12% on an annual basis), and, if the initial premium is $50,000 or more on such contracts, to .005% (.06% on an annual basis). We reserve the right to increase the administrative charge on such contracts, but in no event will the charge exceed 0.15% on an annual basis. The charge will be assessed to each Account in proportion to the Contract’s Accumulated Value in each Variable Account and the Fixed Account. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and/or a deduction from the Fixed Account.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Maintenance Fee

During the Accumulation Period, an annual fee of $30 is deducted on each Contract Anniversary to cover the costs of maintaining records for the Contracts. The fee will be assessed to each Account in proportion to the Contract’s Accumulated Value in each Variable Account and the Fixed Account. Upon annuitization or a full withdrawal, the charge will be pro-rated for the portion of the Contract year during which the Contract was in force. This charge is currently waived on Contracts issued for which premium payments received in the first Contract Year equal $50,000 or more, or if you annuitize or make a full withdrawal on other than your Contract Anniversary. We reserve the right to impose the charge on Contracts on which the fee is waived in the future. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and or a deduction from the Fixed Account. Any portion of the annual fee we deduct from a fixed option (if available under the Contract) will not be greater than the annual interest credited in excess of the options minimum guaranteed interest rate.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See THE CONTRACT—Transfers and Market-timing Restrictions and THE FIXED ACCOUNT sections in this Prospectus.

Optional Rider Charges

If you purchase an optional Rider, we will deduct the annual charge for the Rider from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, if the Rider is terminated, and for some Riders on the Annuity Date. The annual charge for the GIA 5 and GIA II Riders will be charged on the Annuity Date if the Rider is still in effect.

The Rider charge for a Contract Year will be deducted on the Contract Anniversary following that Contract Year. The charge is the annual charge percentage, indicated in the table below, multiplied by the Contract Value, except for the Flexible Lifetime Income Rider which is the annual charge percentage multiplied by the Protected Payment Base and the GIA Plus Rider which is the annual charge percentage multiplied by the greater of the Guaranteed Income Base or the Contract Value.

If you terminate a Rider on a Contract Anniversary, the full charge will be deducted from the Contract Value. If the Rider terminates on a day other than a Contract Anniversary, a prorated charge will be deducted and will be based on the Contract Value, except for the Flexible Lifetime Income and GIA Plus Riders as noted above, on the day the Rider terminates. The charge will be deducted on the earlier of the day your Contract terminates or the Contract Anniversary following the day the Rider terminates.

Any portion of the Rider’s charge we deduct from any fixed option will not be greater than the annual interest credited in excess of 4%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

An optional Rider charge may change if a Step-Up/ Reset occurs under the provisions of a Rider, but will never be more than the charge being charged under the then current terms and conditions of the Rider and will not be more than the maximum charge percentage, indicated in the table below, for the applicable Rider. If a Step-Up/ Reset does not occur, your annual charge percentage will remain the same as it was on the Effective Date of the Rider.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Annual Charge Percentage Table

		Maximum Charge
		Percentage if
	Current Charge	Step-Up/Reset
Optional Rider	Percentage	is elected

Flexible Lifetime Income Rider	0.65%	1.20%

Lifetime Income Access Plus[1]	0.60%	1.20%

Income Access Plus	0.40%	1.20%

Income Access[2]	0.40%	0.75%

Guaranteed Protection Advantage 5 (GPA 5)[3]	0.25%	0.75%

Guaranteed Protection Advantage (GPA)	0.10%	N/A

Guaranteed Income Advantage Plus (GIA Plus)	0.50%	N/A

Guaranteed Income Advantage 5 (GIA 5)	0.40%	0.75%

Guaranteed Income Advantage II (GIA II)	0.70%	1.00%

[1]	If you purchased the Lifetime Income Access Plus Rider and the Effective Date of the Rider is before July 1, 2006, the current charge percentage is equal to 0.40%. However, any Reset that occurs after May 1, 2007 will increase the annual charge percentage to the current charge percentage in the table above.

[2]	If you purchased the Income Access Rider and the Effective Date of the Rider is before March 1, 2004, the current charge percentage is equal to 0.30%. However, any Step-Up that occurs after May 1, 2007 will increase the annual charge percentage to the current charge percentage in the table above.

[3]	If you purchased the GPA 5 Rider and the Effective Date of the GPA 5 Rider is before March 1, 2004, the current charge percentage is equal to 0.10%.

Waivers and Reduced Charges

We may agree to waive or reduce charges or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

For Contracts issued before May 1, 2007, we may agree to waive or reduce some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Contracts owned by Eligible Persons. If such Contracts are purchased directly through Pacific Select Distributors, Inc. (PSD), Eligible Persons will not be afforded the benefit of services of any other broker/dealer and will bear the responsibility of determining whether a variable annuity, optional benefits and underlying Investment Options are appropriate, taking into consideration age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. In addition, Eligible Persons who purchased their Contract through PSD, must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts.

The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person’s Contract when we apply the Investments. We may also agree to waive minimum Investment requirements for Eligible Persons.

We will only waive or reduce such charges or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. Any additional amounts will be added to the Contract when we apply Investments. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

With respect to additional amounts as described above, you will not keep any amounts credited if you return your Contract during the Free Look period as described under the THE CONTRACT—Free Look Right section in this Prospectus.

For certain trusts, we may change the order in which withdrawals are applied to premium payments and earnings to determine any withdrawal charge.

Guarantee of Certain Charges

We guarantee that the charge for mortality and expense risks will not increase. The maintenance fee is guaranteed not to exceed $30. The administrative charge is guaranteed not to exceed an annual rate of 0.15% of a Contract Owner’s Accumulated Value less any Contract Debt. We do not intend to profit from the administrative charge and maintenance fee.

Premium Tax and Other Taxes

Various states and municipalities impose a tax on premiums (“premium tax”) on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, your state of residence, the Annuitant’s state of residence, and the insurance tax laws and our status in a particular state. We assess a premium tax charge to reimburse us for premium taxes that we incur on behalf of the Contract Owner. This charge will be deducted upon annuitization or upon full withdrawal if premium taxes are incurred and are not refundable. Partial withdrawals, including scheduled withdrawals, may result in a premium tax charge if a premium tax is incurred by us and it is not refundable. We reserve the right to deduct premium taxes when incurred. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity. We may charge Variable Accounts of the Separate Account for the Federal, state, or local income taxes we incur that are attributable to the Separate Account and its Variable Accounts, or to our operations with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See FEDERAL TAX STATUS—Tax Status of Pacific Life and the Separate Account.

Fund Expenses

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable reductions and/or reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund’s fees and expenses are described in detail in the Fund’s Prospectus and in its SAI.

The SEC approved a rule change which will require the Boards of Trustees/ Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to Pacific Life). In the event the Board of Trustees/ Directors of any underlying funds imposes such fees or limitations, we will pass them on to you.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

ANNUITY PERIOD

General

You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the first day of the month following the Annuitant’s 95th birthday (85th birthday in Pennsylvania, and for certain trusts, 100th birthday, unless state law requires otherwise), although the terms of a Qualified Plan generally require annuitization at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the Contract Anniversary nearest the Annuitant’s 85th birthday if the Contract is issued in connection with a Non-Qualified Plan. See Selection of an Option. If there are Joint Annuitants, the birth date of the younger Annuitant will be used to determine the latest Annuity Start Date. Adverse tax consequences may occur if the Annuity Start Date is prior to the Owner’s reaching Age 59 1/2.

On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below, unless a lump sum distribution has been elected. The proceeds attributable to the Variable Accounts will be transferred to the General Account. The proceeds will be equal to your Accumulated Value in the Investment Options (which excludes Accumulated Value in the Loan Account) as of the Annuity Start Date, reduced by any applicable premium taxes and/or other taxes, prorated portion of maintenance fee due, any optional Rider Charges and any applicable Contingent Deferred Sales Charge. However, no Contingent Deferred Sales Charge will be imposed if the Contract has been in force two years, and an Annuity Option is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each case, the Annuity Period is five years or longer.

The Contracts provide for five optional annuity forms. A lump sum distribution may also be elected. Other Annuity Options may be available upon request at our discretion. All Annuity Options are fixed and the annuity payments remain constant throughout the Annuity Period. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1, 2, and 3, the rates will vary based on the Age and sex of the Annuitant, except that unisex rates are available where required by law. In the case of Options 4 and 5, as described below, Age and sex are not considerations. The annuity rates are based upon an assumed interest rate of 4%, compounded annually. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option. For non-qualified Contracts and Contracts used in connection with a Qualified Plan under Section 408 of the Internal Revenue Code, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months under Option 1 or, if a non-qualified Contract and Joint Annuitants are named, a joint and 50% last survivor annuity under Option 3. For a Contract used in connection with a Qualified Plan under Section 401 of the Internal Revenue Code, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months under Option 1, or, for a married Annuitant, a joint and 50% survivor annuity as described in Option 2 below.

Annuity payments can be made on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50. If the frequency of payments selected would result in payments of less than $50, We reserve the right to change the frequency. We also reserve the right to pay the Contract proceeds in a lump sum if the proceeds are less than $10,000. Once annuity payments have commenced, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump sum settlement in lieu thereof.

You may, during the lifetime of the Annuitant, designate or change an Annuity Start Date, Annuity Option, and Contingent Annuitant, provided we receive proper written notice at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be after the date the written notice is received by us.

The Contract contains annuity tables for each Annuity Option described below. The tables show the dollar amount of periodic annuity payments for each $1,000 applied to an Annuity Option. We reserve the right to offer variable annuity options in the future.

Annuity Options

Option 1 – Life Income with Guaranteed Payment of 10 or 20 Years

Periodic payments are made to the designated payee during the lifetime of the Annuitant with payments guaranteed for a specified period, which may be ten or twenty years, as elected.

Option 2 – Joint and Survivor

Periodic payments are made to the designated payee during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are based on the life of the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. Payments made based on the life of the secondary Annuitant may be in installments equal to 50%, 66 2/3% or 100% of the original payment amount payable during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant.

Option 3 – Joint and Last Survivor

Periodic annuity payments will be made while both the Annuitants are living, and, after the death of either of the Annuitants, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such payments will be paid to the surviving Annuitant for so long as he or she lives. AS IN THE CASE OF OPTION 2, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

Option 4 – Fixed Payments for Specified Period

Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed 3 through 30 years (in full years only).

Option 5 – Fixed Payments of a Specified Amount

Periodic payments of the amount elected will be made until the amount applied and interest thereon are exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the discounted value, based on the interest rate that we use to determine the amount of each payment (which will be at least 4%), of the remaining unpaid payments will be paid to the Beneficiary, if living; otherwise to the Owner, if living; otherwise to the Owner’s estate.

If the Annuitant dies before the guaranteed payments under Annuity Options 1 and 4 are completed, we will pay the remainder of the guaranteed payments to the first among the following who is (1) living; or (2) an entity or corporation entitled to receive the remainder of the guaranteed payments:

•	the Owner;

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary, or

•	the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to receive the remainder of the guaranteed payments), we will pay the remainder of the guaranteed payments to the Owner’s estate.

If the Owner dies on or after the Annuity Date, but payments have not yet been completed, then distributions of the remaining amounts payable under the Contract must be made at least as rapidly as the method of distribution that was being used at the date of the Owner’s death. All of the Owner’s rights granted by the Contract will be assumed by the first among the following who is (1) living; or (2) an entity or corporation entitled to assume the Owner’s rights granted by the Contract:

•	the Joint Owner;

•	the Contingent Owner;

•	the Beneficiary; or

•	the Contingent Beneficiary.

If none are living (or if there is no entity or corporation entitled to assume the Owner’s rights granted by the Contract), all of the Owner’s rights granted by the Contract will be assumed by the Owner’s estate.

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Selection of an Option

You should carefully review the Annuity Options with your financial or tax adviser, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until they retire. For Non-Qualified Plans, annuity payments must begin no later than the first day of the month following the Annuitant’s 95th birthday. Under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, the period elected for receipt of annuity payments under Annuity Options 1 and 4 generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant. Under Options 2 and 3, if the secondary or other Annuitant is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified above may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

THE FIXED ACCOUNT

You may allocate all or a portion of your Investments to the Fixed Account and you may transfer Accumulated Value to the Fixed Account. Amounts allocated to a fixed option become part of our General Account, which supports our insurance and annuity obligations. The General Account is subject to regulation and supervision by the California Department of Insurance as well as the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the fixed options have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the fixed options have not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither any fixed option nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to any fixed option. This disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding any fixed option. For more information regarding a fixed option, see THE CONTRACT.

Amounts allocated to a fixed option become part of our General Account, which consists of all assets we own other than those in the Separate Account and our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

Interest

Amounts allocated to a fixed option earn interest at a fixed rate or rates that are paid by us. The Accumulated Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least 0.3273% per month, compounded monthly, which is equivalent to an annual effective rate of 4% per year, and which will accrue daily (“Guaranteed Rate”). Such interest will be paid regardless of the actual investment experience of a fixed option. In addition, we may in our discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. We will determine the Current Rate, if any, from time to time. If we determine a Current Rate that exceeds the Guaranteed Rate, premiums or transfers allocated or made to a fixed option during the time the Current Rate is in effect are guaranteed to earn interest at that particular Current Rate until the next Contract Anniversary. Upon the Contract Anniversary, a Current Rate or Rates may be paid that would remain in effect until the next succeeding Contract Anniversary.

Accumulated Value that was allocated or transferred to a fixed option during one Contract Year may be credited with a different Current Rate than amounts allocated or transferred to a fixed option in another Contract Year. Therefore, at any given time, various portions of your Accumulated Value allocated to a fixed option may be earning interest at different Current Rates, depending upon the Contract Year during which such portions were originally allocated or transferred to a fixed option. We bear the investment risk for the Accumulated Value allocated to a fixed option and for paying interest at the Guaranteed or Current Rates, as applicable, on amounts allocated to a fixed option.

For purposes of determining the interest rates to be credited on remaining Accumulated Value in a fixed option, withdrawals, loans, or transfers from a fixed option will be deemed to be taken from premiums or transfers in the order in which they were credited to a fixed option, and interest attributable to each such premium or transfer shall be deemed taken before the amount of each premium or transfer.

Bail Out Provision

The first time that the interest rate paid on any portion of your Accumulated Value allocated to the Fixed Account falls 1% or more below the initial Current Rate credited to the premium or transfer from which that portion of Accumulated Value is derived, the limitations on transfers from the Fixed Account to the Variable Accounts will be waived for 60 days with respect to that portion of Accumulated Value in the Fixed Account.

Death Benefit

The death benefit under the Contract will be determined in the same fashion for a Contract that has Accumulated Value in a fixed option as for a Contract that has Accumulated Value allocated to the Variable Accounts. See THE CONTRACT—Death Benefit.

Contract Charges

The contingent deferred sales charge, the administrative charge, the maintenance fee, any optional Rider Charges, and premium taxes and/or other taxes will be the same for Contract Owners who allocate Investments or transfer Accumulated Value to the Fixed Account, as for those who allocate Investments to the Variable Accounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by you to the extent your Accumulated Value is allocated to the Fixed Account; however, to that extent you will not participate in the investment experience of the Variable Accounts.

Transfers and Withdrawals

Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts after the Free Look period, subject to the following limitations. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period except as provided under the Dollar Cost Averaging Option. Further, if you have $1,000 or more in the Fixed Account, you may not transfer more than 20% of such amount to the Variable Accounts in any 12-month period except as provided under Dollar Cost Averaging. Currently there is no charge imposed upon transfers.

For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, and the portfolio rebalancing program, or an approved asset allocation program are excluded from the limitation.

We reserve the right to waive the restrictions that limits transfers from the Fixed Account to one transfer within the 30 days after the end of each Contract Anniversary. We also reserve the right to waive the limitations on the maximum amount you may transfer from the Fixed Account in any given Contract year. We may process requests for transfers from the Fixed Account that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e. transfers are limited to 25 for each calendar year.

You may also make full and partial withdrawals to the same extent as a Contract Owner who has allocated Accumulated Value to the Variable Accounts. See THE CONTRACT—Full and Partial Withdrawals. In addition, to the same extent as Contract

Owners with Accumulated Value in the Variable Accounts, the Owner of a Contract used in connection with a Qualified Plan under Section 403(b) of the Internal Revenue Code may obtain a loan. See MORE ABOUT THE CONTRACT—Loans.

Payments from the Fixed Option

Full and partial withdrawals, loans, and transfers from a fixed option may be delayed for up to six months after a written request in proper form is received by us. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to a fixed option. However, payment of any amounts will not be deferred if they are to be used to pay premiums on any policies or contracts issued by us.

MORE ABOUT THE CONTRACT

Ownership

The Contract Owner is the individual named as such in the application or in any later change shown in our records. While the Annuitant is living, the Contract Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or we allow.

Joint Owners. Joint Owners are permitted only for Contracts issued in connection with Non-Qualified Plans. The Joint Owners will be Joint Tenants with Rights of Survivorship and not as Tenants in Common. Any Contract transaction requires the signature of all persons named jointly.

Contingent Owner. A Contingent Owner, if named in the application, succeeds to the rights of Owner if the Owner dies before the Annuitant during the Accumulation Period.

Designation and Change of Beneficiary

The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Annuitant while the Contract is in force by written request to us. Any change or addition will generally take effect only when we receive all necessary documents in proper form at our Service Center and record the change or addition. Any change or addition will not affect any payment made or any other action taken by us before the change or addition was received and recorded. A Contingent Beneficiary may be designated. You may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions on the beneficiary designation.

Payments from the Separate Account

We ordinarily will pay any full or partial withdrawal benefit or death benefit proceeds from Accumulated Value allocated to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days from the Valuation Date on which a proper request is received by us or, if sooner, other period required by law. However, we can postpone the calculation or payment of such a payment or transfer of amounts from the Variable Accounts to the extent permitted under applicable law, which is currently permissible only for any period:

•	during which the New York Stock Exchange is closed other than customary weekend and holiday closings,

•	during which trading on the New York Stock Exchange is restricted as determined by the SEC,

•	during which an emergency, as determined by the SEC, exists as a result of which

•	disposal of securities held by the Separate Account is not reasonably practicable, or

•	it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	for such other periods as the SEC may by order permit for the protection of investors.

Proof of Age and Survival

We may require proof of age or survival of any person on whose life annuity payments depend.

Loans

Subject to availability, an Owner of a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code (but not Section 408 or Section 408A) may request a loan, provided that loans are permitted by the Participant’s Plan, from us using his or her Accumulated Value as the only security for the loan by submitting a proper written request to us. No other Contract Owners may borrow against the Contract. A loan may be taken by eligible Contract Owners after the first Contract Year while the Annuitant is living and before the Annuity Start Date. The minimum loan that can be taken at any time is $1,000. For Contracts with Accumulated Value of $20,000 or less, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is 50% of your Accumulated Value. For Contracts with Accumulated Value over $20,000, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of:

•	$50,000 reduced by the excess of:

•	the highest outstanding loan balance within the preceding 12 month period ending on the date the loan is made, over

•	the outstanding loan balance on the date the loan is made, or

•	50% of your Accumulated Value.

Reference should be made to the terms of the particular Qualified Plan for any additional loan restrictions.

When an eligible Owner takes a loan, an amount equal to the loan is transferred out of the Owner’s Accumulated Value in the Investment Options into an account called the “Loan Account” to secure the loan. Unless otherwise requested by you, loan amounts will be deducted from the Investment Options in the proportion that each bears to the Accumulated Value less Contract Debt. Subject to any necessary approval of state insurance authorities, any payment received by us while a loan is outstanding will be considered a premium payment unless you indicate that it is a loan repayment.

Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. Subject to state insurance authorities, the loan interest rate will be set at the time loan is made and will be equal to the higher of Moody’s Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or its successor, for the calendar month immediately preceding the calendar quarter in which the loan is effective, or 5%. The loan interest rate charged on any outstanding loan balance will be determined at the time the loan is taken.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

In the event that the Moody’s Corporate Bond Yield Average-Monthly Average Corporates is no longer published, we will use a substantially similar average as established by regulation within the state in which the Contract is delivered. We will credit interest monthly on amounts held in the Loan Account to secure the loan at a rate equal to the loan interest rate charged minus 3.25%. Interest on a loan is accrued daily.

Loans must be repaid within five years (30 years if you certify to us that the loan is to be used to acquire a principal residence for the Annuitant) and before the Annuity Start Date. Loan repayments must be made quarterly. Loans not repaid within the required time periods will be subject to taxation as distributions from the Contract. Loans may be prepaid at any time before the Annuity Start Date. Subject to any necessary approval of state insurance authorities, repayments of loan principal plus accrued interest will be due quarterly on the date corresponding to your quarterly loan anniversary, beginning with the first such date following the effective date of the loan.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

A transfer from the Loan Account back into the Investment Options following a loan repayment is considered a transfer under the transfer limitations as stated in THE CONTRACT— Transfers and Market-timing Restrictions section of this Prospectus.

If the repayment is not made when due, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the “grace period”) to make the required payment. If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest will be withdrawn from the Accumulated Value, if amounts under the Contract are eligible for distribution. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest will be withdrawn when such values become eligible (a “Deemed Distribution”). In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, may be subject to federal tax withholding and may be subject to the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and any charge for applicable taxes. Any amounts withdrawn and applied as repayment of loan principal will be withdrawn from the Loan Account. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Accumulated Value in each Account.

Adverse tax consequences may result if you fail to meet the repayments requirements for your loan. The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances of each Contract, we advise that the Contract Owner consult with a qualified tax adviser before exercising the loan provisions of the Contract.

If a repayment in excess of the quarterly amount due is received by us, to the extent allowed by law we will refund such excess unless the loan is paid in full. Payments received by us which are less than the quarterly amount due will be returned to you, unless otherwise required by law. Prepayment of the entire outstanding Contract Debt may be made. At the time of the prepayment, you will be billed for any interest due and unpaid. The loan will be considered paid when the interest due is also paid.

Unless otherwise requested by you, a loan repayment will be transferred into the Investment Options in accordance with the most recent premium allocation instructions. In addition, on each Contract Anniversary, any interest earned on the loan balance held in the Loan Account will be transferred to each of the Investment Options in accordance with your most recent premium allocation instructions.

While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Variable Accounts and the Current Rate of interest of the Fixed Account on the loaned amount. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal of the Contract proceeds, upon payment of the death benefit or upon your exercise of the Free Look Right. If you have an outstanding loan that is in default, the defaulted Contract Debt will be counted as a withdrawal for purposes of calculating any Minimum Guaranteed Death Benefit.

We may change the loan provisions of the Contract to reflect changes in the Internal Revenue Code or interpretations in the Code.

The Katrina Emergency Tax Relief Act of 2005 (KETRA) contains provisions designed to provide relief to individuals and businesses affected by Hurricanes Katrina, Rita and Wilma. The provisions may apply to loans (and loan repayments) from Qualified Plans and are effective retroactively to September 23, 2005. In determining whether the KETRA provisions pertaining to loans (or loan repayments) are available to you, you must determine if 1) you are a “Qualified Individual”, 2) the loan was taken from an eligible “Qualified Plan”, and 3) the loan is or was taken during the time frame specified by KETRA. Please consult your tax or legal advisor to determine if the KETRA provisions may be applicable to you.

KETRA increases the amount that can be withdrawn by a “Qualified Individual” as a loan from an eligible “Qualified Plan” from $50,000 or 50% of the employee’s account value, whichever is less, to $100,000 or the employee’s account value, whichever is less.

KETRA provides for a one-year suspension of loan repayments on loans taken by “Qualified Individuals” from eligible “Qualified Plans”. This delayed repayment relief applies to loans with loan repayment due dates beginning on or after dates specified in KETRA.

If you purchase the Flexible Lifetime Income (Single or Joint), Lifetime Income Access Plus, Income Access Plus, Income Access, GPA 5, GPA, GIA Plus or GIA 5 Riders (including any and all previous, current, and future versions), there may be adverse consequences to taking a loan while these Riders are in effect. If you have an existing loan on your Contract, you should carefully consider whether these Riders are appropriate for you.

Restriction on Withdrawals from 403(b) Programs

Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes.

Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b) that apply to tax years beginning on or after January 1, 1989.

Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, or paying certain tuition expenses, that may only be met by the distribution.

An Owner of a Contract purchased as a tax-sheltered Section 403(b) annuity contract will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) Program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Full Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an Employer’s Section 403(b) arrangement.

Pursuant to Revenue Ruling 90-24, a direct transfer between issuers of an amount representing all or part of an individual’s interest in a Section 403(b) annuity or custodial account is not a distribution subject to tax or to premature distribution penalty, provided the funds transferred continue after the transfer to be subject to distribution requirements at least as strict as those applicable to them before the transfer.

Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code restricts withdrawal of contributions and earnings in a variable annuity contract in the Texas Optional Retirement Program (ORP) prior to:

•	termination of employment in all Texas public institutions of higher education,

•	retirement,

•	death, or

•	the participant’s attainment of age 70 1/2.

A participant in the Texas ORP will not, therefore, be entitled to make full or partial withdrawals under a Contract unless one of the foregoing conditions has been satisfied. Appropriate certification must be submitted to redeem the participant’s account. Restrictions on withdrawal do not apply to transfers of values from one annuity contract to another during participation in the Texas ORP. Loans are not available in the Texas ORP.

Currently we do not accept applications for Contracts issued under the Texas ORP.

OTHER OPTIONAL RIDERS

Some optional Riders require that your entire Contract Value be invested in a Model of an asset allocation program established and maintained by us for the Rider to remain in effect. (See the THE CONTRACT— Portfolio Optimization section in this Prospectus.)

We will send you written notice in the event any transaction made by you will involuntarily cause the Rider to terminate for failure to invest according to an asset allocation program established and maintained by us for the Rider. However, in this case, the Rider will not terminate if, within 10 Business Days after the date of our written notice (“10 day period”), you instruct us to take appropriate corrective action to continue participation in an asset allocation program and continue the Rider. If no instructions are received at our Service Center within the 10 day period, we will terminate the Rider, effective on the next Business Day following the end of the 10 day period.

You may purchase any optional Rider on the Contract Date or on any Contract Anniversary (if available). In addition, if you purchase a Rider within 60 days after the Contract Date or, if available, within 30 days after any Contract Anniversary, the Rider Effective Date will be that Contract Date or Contract Anniversary.

Some optional riders allow for owner elected Resets/Step-Ups. If you elect to Reset/Step-Up, your election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary (“30 day period”) on which the Reset/Step-Up is effective. We may, at our sole discretion, allow Resets/Step-Ups after the 30 day period. We reserve the right to refuse a Reset/Step-Up request after the 30 day period regardless of whether we may have allowed you or others to Reset/Step-Up in the past. Each Contract Anniversary starts a new 30 day period in which a Reset/Step-Up may be elected.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client’s age or other factors. You should work with your investment professional to decide whether an optional benefit is appropriate for you.

There may be adverse consequences to taking a loan while an optional Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether an optional Rider is appropriate for you.

Flexible Lifetime Income Rider

Purchasing the Flexible Lifetime Income Rider

Subject to state availability, you may purchase this optional Rider on the Contract Date or on any Contract Anniversary (if available) if:

•	the age of each Annuitant is eighty five (85) years or younger on the date of purchase, and

•	your entire Contract Value is invested in an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

You can only purchase one Flexible Lifetime Income Rider (Single), Flexible Lifetime Income Rider (Joint), or Income Access Rider. These Riders may not be owned or in effect at the same time.

Subject to state availability, you may elect to exchange the Lifetime Income Access Plus Rider, Income Access Plus Rider, or Income Access Rider for the Flexible Lifetime Income Rider on any Contract Anniversary. The initial Protected Payment Base and Remaining Protected Balance under the new Rider will be equal to the Contract Value on that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. If you elect an exchange, you will be subject to the charge for the new Rider in effect at the time of the exchange.

Flexible Lifetime Income Terms

Annual RMD Amount—The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount—The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base—An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance—The amount available for future withdrawals made under this Rider.

Annual Credit—An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date—Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date on which an Automatic Reset or an Owner-Elected Reset occurs.

Initial Values—The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

How the Flexible Lifetime Income Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Annual Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets or Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value.

If applicable, an Annual Credit is added to the Protected Payment Base and Remaining Protected Balance prior to any Automatic Reset. If the Contract Value as of that Contract Anniversary is greater than the Protected Payment Base (which includes the Annual Credit amount) then the Protected Payment Base and Remaining Protected Balance will be automatically reset to equal the Contract Value.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges and charges for premium taxes and/or other taxes, if applicable. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract or a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event and you should consult your tax or legal advisor prior to purchasing an optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the FEDERAL TAX STATUS— Qualified Contracts section in the Prospectus.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount without reducing the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

If a withdrawal exceeds the Protected Payment Amount immediately prior to that withdrawal, we will adjust the Protected Payment Base and Remaining Protected Balance immediately following the withdrawal, to the lesser of:

•	the Contract Value immediately after the withdrawal, or

•	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see the FEDERAL TAX STATUS— Taxes Payable by Contract Owners: General Rules, Taxes Payable on Withdrawals section of this prospectus.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal, if a withdrawal made under the Rider exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

The Remaining Protected Balance will decrease by the amount of each RMD withdrawal immediately following the RMD withdrawal.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and will not be applied to provide payments under an Annuity Option

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income, and if you are under the age of 59 1/2, may be subject to an additional 10% early withdrawal penalty tax.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or younger Annuitant, in the case of an Owner who is a Non-Natural Owner):

•	was younger than age 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, this Rider will terminate.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Annual Credit

On each Contract Anniversary after the Rider Effective Date, an Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first ten (10) Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Annual Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Annual Credit is added.

Once a withdrawal has occurred, no Annual Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless an Automatic Reset or Owner-Elected Reset occurs.

Annual Credits will not increase your cost basis and when distributed, may be recognizable as taxable ordinary income. The Annual Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Annual Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Annual Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (See the CHARGES, FEES AND DEDUCTIONS— Optional Rider Charges section in this Prospectus).

Automatic Reset— Opt-Out Election. If you are within thirty (30) days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same thirty (30) day period after the Contract Anniversary on which the reset is effective.

Automatic Reset— Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). You may, on any Contract Anniversary, elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. An Owner-Elected Reset may be elected while Automatic Resets are in effect. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the reset is effective. The reset will be based on the Contract Value as of that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect any of the reset options available under this Rider for subsequent Contract Anniversaries. If an election to reset is made, whether by an Automatic Reset or an Owner-Elected Reset, then the provisions of this Rider will continue in full force and in effect for the surviving spouse.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract if the Contract is Non-Qualified, or

•	the Annuity Date.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later. In this case, the Rider will terminate the date of the first death of an Owner or the date of death of the sole surviving Annuitant.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of 5% of the Protected Payment Base. In this case, the Rider and the Contract will terminate:

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of an Owner who is Non-Natural Owner), was younger than 59 1/2 when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner) was age 59 1/2 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

If this Rider is terminated as a result of having any portion of the Contract Value no longer invested according to an asset allocation program established and maintained by us, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination before this Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX B: FLEXIBLE LIFETIME INCOME RIDER SAMPLE CALCULATIONS to this Prospectus. The examples provided are based on certain hypothetical assumptions and are for example purposes only. The examples are not intended to serve as projections of future investment returns.

Lifetime Income Access Plus Rider

Purchasing the Lifetime Access Plus Rider

Subject to state availability, you may purchase the optional Lifetime Income Access Plus Rider on the Contract Date or on any Contract Anniversary if:

•	the age of each Annuitant is eighty five (85) years or younger on the date of purchase, and

•	your entire Contract Value is invested in an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

You can purchase either the Lifetime Income Access Plus Rider or the Income Access Rider, not both.

Subject to state availability, you may elect to exchange the Lifetime Income Access Plus Rider, Income Access Plus Rider, or Income Access Rider for the Flexible Lifetime Income Rider on any Contract Anniversary. The initial Protected Payment Base and Remaining Protected Balance under the new Rider will be equal to the Contract Value on that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. If you elect an exchange, you will be subject to the charge for the new Rider in effect at the time of the exchange.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Lifetime Income Access Plus Terms

Annual RMD Amount—The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount—The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base—An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance—The amount available for future withdrawals made under this Rider.

Income Access Credit—An amount added to the Protected Payment Base and Remaining Protected Balance. The Income Access Credit is referred to as Annual Credit in the Contract’s Rider.

Reset Date—Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which you elect to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Initial Values—The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	Initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

How the Lifetime Income Access Plus Rider Works

On any day, this Rider guarantees you can withdraw up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Income Access Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, on any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets and Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value on that Contract Anniversary.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges and charges for premium taxes and/or other taxes, if applicable. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract or a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event and you should consult your tax or legal advisor prior to purchasing an optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the FEDERAL TAX STATUS— Qualified Contracts section in the Prospectus.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount without reducing the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

If a withdrawal exceeds the Protected Payment Amount immediately prior to that withdrawal, we will adjust the Protected Payment Base and Remaining Protected Balance immediately following the withdrawal, to the lesser of:

•	the Contract Value immediately after the withdrawal, or

•	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see the FEDERAL TAX STATUS— Taxes Payable by Contract Owners: General Rules, Taxes Payable on Withdrawals section of this prospectus.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal, if a withdrawal made under the Rider exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

The Remaining Protected Balance will decrease by the amount of each RMD withdrawal immediately following the RMD withdrawal.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner):

•	was age 64 or younger when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and may not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income, and if you are under the age of 59 1/2, may be subject to an additional 10% early withdrawal penalty tax.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Depletion of Remaining Protected Balance

If a withdrawal (including an RMD Withdrawal) reduced the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

If the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner):

•	was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds the Protected Payment Amount, this Rider will terminate.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Income Access Credit

On each Contract Anniversary after the Rider Effective Date, an Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first five (5) Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Income Access Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Income Access Credit is added.

Once a withdrawal has occurred, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless you elect to reset the Remaining Protected Balance.

Income Access Credits will not increase your cost basis and when distributed, may be recognizable as taxable ordinary income. The Income Access Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Income Access Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date.

If you want to participate in Automatic Resets, you must make an affirmative election in a form satisfactory to us. Otherwise, you may reset the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Resets (Non-Automatic) below.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Income Access Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (See the CHARGES, FEES AND DEDUCTIONS— Optional Rider Charges section in this Prospectus).

Automatic Reset— Opt-Out Election. If you are within thirty (30) days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same thirty (30) day period after the Contract Anniversary on which the reset is effective.

Automatic Reset— Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the first (1st) Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the reset is effective. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Income Access Credit that may be applied. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Annuitization

If you annuitize the Contract at the maximum Annuity Date specified in your Contract and this Rider is still in effect at the time of your election and a Life Only annuity option is chosen, the annuity payments will be equal to the greater of:

•	the Life Only annual payment amount based on the terms of your Contract, or

•	5% of the Protected Payment Base in effect at the maximum Annuity Date.

If you annuitize the Contract at any time prior to the maximum Annuity Date specified in your Contract, your annuity payments will be determined in accordance with the terms of your Contract. The Protected Payment Base, Remaining Protected Balance and Protected Payment Amount under this Rider will not be used in determining any annuity payments.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero. The surviving spouse may elect to reset the Remaining Protected Balance on any Contract Anniversary. If an election to reset is made, then the provisions of this Rider will continue for the surviving spouse.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract if the Contract is Non-Qualified, or

•	the Annuity Date.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later. In this case, the Rider will terminate the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of 5% of the Protected Payment Base. In this case, the Rider and the Contract will terminate:

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of an Owner who is Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

If this Rider is terminated as a result of having any portion of the Contract Value no longer invested according to an asset allocation program established and maintained by us, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination before this Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX C: LIFETIME INCOME ACCESS PLUS RIDER & INCOME ACCESS PLUS RIDER SAMPLE CALCULATIONS to this Prospectus. The examples provided are based on certain hypothetical assumptions and are for example purposes only. The examples are not intended to serve as projections of future investment returns.

Income Access Plus Rider

Purchasing the Income Access Plus Rider

The Income Access Plus Rider is only available for purchase until the Lifetime Income Access Plus Rider is available in your state. Subject to state availability, you may purchase the optional Income Access Plus Rider on the Contract Date or on any Contract Anniversary if:

•	the age of each Annuitant is eighty five (85) years or younger on the date of purchase, and

•	your entire Contract Value is invested in an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

Subject to state availability, you may elect to exchange the Lifetime Income Access Plus Rider, Income Access Plus Rider, or Income Access Rider for the Flexible Lifetime Income Rider on any Contract Anniversary. The initial Protected Payment Base and Remaining Protected Balance under the new Rider will be equal to the Contract Value on that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Annual Credit that may be applied. If you elect an exchange, you will be subject to the charge for the new Rider in effect at the time of the exchange.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Income Access Plus Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Income Access Credit – An amount added to the Protected Payment Base and Remaining Protected Balance. The Income Access Credit is referred to as Annual Credit in the Contract’s Rider.

Reset Date – Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which you elect to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	Initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

How the Income Access Plus Rider Works

On any day, this Rider allows for withdrawals up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Income Access Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, on any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, the Rider provides for Automatic Annual Resets and Owner-Elected Resets of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value on that Contract Anniversary.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges and charges for premium taxes and/or other taxes, if applicable. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract or a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event and you should consult your tax or legal advisor prior to purchasing an optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the FEDERAL TAX STATUS— Qualified Contracts section in the Prospectus.

Withdrawal of Protected Payment Amount

While this Rider is in effect, you may withdraw up to the Protected Payment Amount without reducing the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

If a withdrawal exceeds the Protected Payment Amount immediately prior to that withdrawal, we will adjust the Protected Payment Base and Remaining Protected Balance immediately following the withdrawal, to the lesser of:

•	the Contract Value immediately after the withdrawal, or

•	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

For information regarding taxation of withdrawals, see the FEDERAL TAX STATUS—Taxes Payable by Contract Owners: General Rules, Taxes Payable on Withdrawals section of this prospectus.

If a withdrawal does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero. The payments will be made under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Required Minimum Distributions

On and after August 1, 2005, no adjustment will be made to the Protected Payment Base as a result of a withdrawal, if a withdrawal made under the Rider exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

If the Contract Value is reduced to zero, RMD withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

The Remaining Protected Balance will decrease by the amount of each RMD withdrawal immediately following the RMD withdrawal.

Income Access Credit

On each Contract Anniversary after the Rider Effective Date or the most recent Reset Date, an Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is prior to the sixth (6th) Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Income Access Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Income Access Credit is added.

Once a withdrawal has occurred, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless you elect to reset the Remaining Protected Balance.

Income Access Credits will not increase your cost basis and when distributed, may be recognizable as taxable ordinary income. The Income Access Credit is not added to your Contract Value.

Reset of Protected Payment Base and Remaining Protected Balance

Regardless of which reset option is used, on and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Income Access Credit, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date. Please discuss with your registered representative your Contract’s maximum Annuity Date when considering reset options.

If you want to participate in Automatic Resets, you must make an affirmative election in a form satisfactory to us. Otherwise, you may reset the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Resets (Non-Automatic) below.

Automatic Reset. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically reset the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base, after any Income Access Credit is applied, is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Reset (See the CHARGES, FEES AND DEDUCTIONS— Optional Rider Charges section in this Prospectus).

Automatic Reset— Opt-Out Election. If you are within thirty (30) days after a Contract Anniversary on which an Automatic Reset is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Reset. Any future Automatic Resets will continue in effect in accordance with the Automatic Reset paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same thirty (30) day period after the Contract Anniversary on which the reset is effective.

Automatic Reset— Future Participation. You may elect not to participate in future Automatic Resets at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Resets, you may re-elect to participate in future Automatic Resets at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Reset paragraph above.

Owner-Elected Resets (Non-Automatic). On any Contract Anniversary beginning with the first (1st) Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to reset the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this reset.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the reset is effective. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any Income Access Credit that may be applied. We will provide you with written confirmation of your election.

Subsequent Purchase Payment

If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the day the Remaining Protected Balance is reduced to zero,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant, except as otherwise provided in the paragraph below,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below, or

•	the Annuity Date.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract and the Rider will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

If this Rider is terminated as a result of having any portion of the Contract Value no longer invested according to an asset allocation program established and maintained by us, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination before this Rider may be purchased again (if available). In addition, you cannot switch from the Income Access Rider to the Income Access Plus Rider on the same Contract Anniversary. You must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination of the Income Access Rider before the Income Access Plus Rider may be purchased.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX C: LIFETIME INCOME ACCESS PLUS RIDER & INCOME ACCESS PLUS RIDER SAMPLE CALCULATIONS to this Prospectus. The examples provided are based on certain hypothetical assumptions and are for example purposes only. The examples are not intended to serve as projections of future investment returns.

Income Access Rider

Purchasing the Income Access Rider

Subject to state availability, you may purchase the optional Income Access Rider on the Contract Date or on any Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase, and

•	your entire Contract Value is invested in an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

You can purchase either the Lifetime Income Access Plus Rider or the Income Access Rider, not both.

Subject to state availability, you may elect to exchange the Lifetime Income Access Plus Rider, Income Access Plus Rider, or Income Access Rider for the Flexible Lifetime Income Rider on any Contract Anniversary. The initial Protected Payment Base and Remaining Protected Balance under the new Rider will be equal to the Contract Value on that Contract Anniversary. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance and Protected Payment Amount. If you elect an exchange, you will be subject to the charge for the new Rider in effect at the time of the exchange.

Income Access Terms

Annual RMD Amount – The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount – The maximum amount that can be withdrawn each Contract Year under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	7% of the Protected Payment Base as of that day, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base – An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance – The amount available for future withdrawals made under this Rider.

Step-Up Date – Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Step-Up Date, whichever is later, on which you elect to Reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Initial Values – The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	Initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 7% of the initial Protected Payment Base.

Once these initial amounts are established, the Protected Payment Base and Protected Payment Amount will remain unchanged, provided no additional Purchase Payments are received after the Effective Date of the Rider, the total amount withdrawn each Contract Year does not exceed the Protected Payment Amount and the Remaining Protected Balance is greater than 7% of the Protected Payment Base at each Contract Anniversary.

How the Income Access Rider Works

This Rider allows for withdrawals up to the Protected Payment Amount each Contract Year, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0).

The Income Access Rider also provides that if, on any Contract Anniversary beginning with the first (1st) anniversary of the Effective Date or most recent Step-Up Date, the Rider provides for Automatic Annual Step-Ups and Owner-Elected Step-Ups of the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value as of that Contract Anniversary.

For purposes of this Rider, the term “withdrawal” includes any applicable withdrawal charges and charges for premium taxes and/or other taxes, if applicable. Amounts withdrawn under the Income Access Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract. Withdrawals under this Rider are not annuity payouts. Annuity payouts generally receive a more favorable tax treatment than other withdrawals.

If your Contract is a Qualified Contract or a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event and you should consult your tax or legal advisor prior to purchasing an optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the FEDERAL TAX STATUS— Qualified Contracts section in the Prospectus.

Withdrawal of Protected Payment Amount

While the Rider is in effect, you may make cumulative withdrawals up to the Protected Payment Amount each Contract Year without reducing the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero. Any portion of the Protected Payment Amount not withdrawn during a Contract Year may not be carried over to the next Contract Year.

Under your Contract, you may withdraw more than the Protected Payment Amount each Contract Year. However, withdrawals of more than the Protected Payment Amount in a Contract Year will cause an immediate adjustment to the Remaining Protected Balance, the Protected Payment Base, and, at the next Contract Anniversary, the Protected Payment Amount.

If a withdrawal does not cause the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

If a withdrawal causes the total amount withdrawn during the Contract Year to exceed the Protected Payment Amount, we will adjust the Protected Payment Base and Remaining Protected Balance immediately following the withdrawal to the lesser of:

•	the Contract Value immediately after the withdrawal, or

•	the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount.

The Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For information regarding taxation of withdrawals, see the FEDERAL TAX STATUS—Taxes Payable by Contract Owners: General Rules, Taxes Payable on Withdrawals section of this prospectus.

A withdrawal may not exceed the amount available for withdrawal under the Contract, if such withdrawal would cause the cumulative withdrawals for that Contract Year to exceed the Protected Payment Amount and reduce the Contract Value to zero.

If, immediately after a withdrawal, the cumulative withdrawals for that Contract Year do not exceed the Protected Payment Amount and the Contract Value is reduced to zero, the following will apply:

•	the Protected Payment Amount will be paid under a series of pre-authorized withdrawals under a payment frequency, as elected by you, but no less frequently than annually, until the Remaining Protected Balance is reduced to zero,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum or may not be applied to provide payments under an Annuity Option, and

•	the Contract will cease to provide any death benefit.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the designated Beneficiary under the series of pre-authorized withdrawals and payment frequency then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy.

Required Minimum Distributions

On and after August 1, 2005, no adjustment will be made to the Protected Payment Base as a result of a withdrawal, if a withdrawal made under the Rider exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on this Contract only, and

•	only RMD withdrawals are made from the Contract during the Contract Year.

If the Contract Value is reduced to zero, RMD withdrawals will cease and any Remaining Protected Balance will be paid under a series of pre-authorized withdrawals in accordance with the terms of the Rider.

The Remaining Protected Balance will decrease by the amount of each RMD withdrawal immediately following the RMD withdrawal.

Step-Up of Protected Payment Base and Remaining Protected Balance

Regardless of which Step-Up option is used, on and after each Step-Up Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. The limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future Step-Up options available on and after the Step-Up Date, will again apply and will be measured from that Step-Up Date. Please discuss with your registered representative your Contract’s maximum Annuity Date when considering Step-Up options.

If you want to participate in Automatic Step-Ups, you must make an affirmative election in a form satisfactory to us. Otherwise, you may Step-Up the Protected Payment Base and Remaining Protected Balance as outlined under Owner-Elected Step-Ups (Non-Automatic) below.

Automatic Step-Up. On each Contract Anniversary while this Rider is in effect and before the Annuity Date, we will automatically Step-Up the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value, if the Protected Payment Base is less than the Contract Value on that Contract Anniversary. The annual charge percentage may change as a result of any Automatic Step-Up (See the CHARGES, FEES AND DEDUCTIONS— Optional Rider Charges section in this Prospectus).

Automatic Step-Up— Opt-Out Election. If you are within thirty (30) days after a Contract Anniversary on which an Automatic Step-Up is effective, you have the option to reinstate the Protected Payment Base, Remaining Protected Balance and any change in the annual charge percentage to their respective amounts immediately before the Automatic Step-Up. Any future Automatic Step-Ups will continue in effect in accordance with the Automatic Step-Up paragraph above.

If you elect this option, your opt-out election must be received, in a form satisfactory to us, at our Service Center within the same thirty (30) day period after the Contract Anniversary on which the Step-Up is effective.

Automatic Step-Up— Future Participation. You may elect not to participate in future Automatic Step-Ups at any time. Your election must be received, in a form satisfactory to us, at our Service Center, while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries.

If you previously elected not to participate in Automatic Step-Ups, you may re-elect to participate in future Automatic Step-Ups at any time. Your election to resume participation must be received, in a form satisfactory to us, at our Service Center while this Rider is in effect and before the Annuity Date. Such election will be effective for future Contract Anniversaries as described in the Automatic Step-Up paragraph above.

Owner-Elected Step-Ups (Non-Automatic). On any Contract Anniversary beginning with the first (1st) Contract Anniversary, measured from the Rider Effective Date or the most recent Step-Up Date, whichever is later, you may elect to Step-Up the Remaining Protected Balance and Protected Payment Base to an amount equal to 100% of the Contract Value. The annual charge percentage may change as a result of this Step-Up.

If you elect this option, your election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective. Your election of this option may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount. We will provide you with written confirmation of your election.

Subsequent Purchase Payments

If we receive any additional Purchase Payments to the Contract, we will immediately increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payment. However, the Protected Payment Amount will remain unchanged until the next Contract Anniversary, when the Protected Payment Amount for the new Contract Year is determined.

For purposes of the Income Access Rider, we reserve the right to restrict additional Purchase Payments. See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

You cannot request a termination of the Rider, but the Rider will automatically end on the earliest of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the day the Remaining Protected Balance is reduced to zero,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant, except as otherwise provided in the paragraph below,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the day the Contract is terminated in accordance with the provisions of the Contract, except as otherwise provided in the paragraph below, or

•	the Annuity Date.

The Rider will automatically end on the date of a full withdrawal of the amount available for withdrawal is made under the Contract.

The Rider and the Contract will not terminate on the first death of an Owner or death of the sole surviving Annuitant, or the day the Contract is terminated in accordance with the provisions of the Contract if, at the time of those events, the Contract Value is zero and we are making pre-authorized withdrawals of the Remaining Protected Balance under the provisions of the Rider. If we are making pre-authorized withdrawals, the Contract will terminate on the Contract Anniversary immediately following the day the Remaining Protected Balance is zero.

If this Rider is terminated as a result of having any portion of the Contract Value no longer invested according to an asset allocation program established and maintained by us, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination before this Rider may be purchased again (if available). In addition, you cannot switch from the Income Access Plus Rider to the Income Access Rider on the same Contract Anniversary. You must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination of the Income Access Plus Rider before the Income Access Rider may be purchased.

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX D: INCOME ACCESS RIDER SAMPLE CALCULATIONS to this Prospectus. The examples provided are based on certain hypothetical assumptions and are for example purposes only. The examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage 5 (GPA 5) Rider

Purchasing the GPA 5 Rider

Subject to availability, you may purchase the optional GPA 5 Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 85 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years before your selected Annuity Date, and

•	you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

How the GPA 5 Rider Works

If you purchase the GPA 5 Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Contract Value at the start of the Term,

(b)	is the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary. Any subsequent Purchase Payments received after the first year of the Term are not included in the Guaranteed Protection Amount. However, the Rider charge will be based on the Contract Value which may include any subsequent Purchase Payments that are not included in the Guaranteed Protection Amount.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the GPA 5 Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

Optional Step-Up in the Guaranteed Protection Amount

On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase (“Step-Up”) your Guaranteed Protection Amount.

If you elect the optional Step-Up, the following conditions will apply:

•	your election of a Step-Up must be received, in a form satisfactory to us, at our Service Center within 30 days after the Contract Anniversary on which the Step-Up is effective,

•	the Guaranteed Protection Amount will be equal to your Contract Value as of the Effective Date of the Step-Up (“Step-Up Date”),

•	a new 10-year Term will begin as of the Step-Up Date, and

•	you may not elect another Step-Up until on or after the 5th anniversary of the latest Step-Up Date.

We will not permit a Step-Up if the new 10-year Term will extend beyond the Annuity Date.

The Guaranteed Protection Charge (“GPA 5 Charge”) may change if you elect a Step-Up, but it will never be more than the GPA 5 Charge being charged under the then current terms and conditions of the Rider. If you do not elect any Step-Up of the Guaranteed Protection Amount during the lifetime of the Rider, your GPA 5 Charge will remain the same as it was on the Effective Date of the Rider.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for the Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate the Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated according to the provisions of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary. If your request to terminate the GPA 5 Rider is received at our Service Center more than thirty (30) days after a Contract Anniversary, the GPA 5 Rider will terminate the day we receive the request.

If the GPA 5 Rider is terminated, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of the termination before the GPA 5 Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX E: GUARANTEED PROTECTION ADVANTAGE 5 (GPA 5) RIDER SAMPLE CALCULATIONS in this Prospectus. The examples are based on certain hypothetical assumptions and are for example purposes only. The examples are not intended to serve as projections of future investment returns.

Guaranteed Protection Advantage (GPA) Rider

Purchasing the GPA Rider

The GPA Rider is only available if the original Effective Date of the Rider is before April 1, 2003.

Subject to availability, you may purchase the optional GPA Rider on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 80 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years before your selected Annuity Date, and

•	you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

How the GPA Rider Works

If you purchase the GPA Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Contract Value at the start of the Term,

(b)	is a percentage of each additional Purchase Payment, as determined from the table below, paid to the Contract during the Term,

Number of Years Since	Percentage of Purchase Payment
Beginning of Term	Added to Guaranteed Protection Amount

1 through 4	100%
5	90%
6	85%
7	80%
8 through 10	75%

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the GPA Rider before the payment of any annuity or death benefits, or full withdrawal.

No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Guaranteed Protection Amount.

On or before the end of the Term, you can elect to repurchase the Rider subject to its availability and the then current terms and conditions of the Rider provided:

•	all Annuitant(s) are 80 years or younger at the start of the new Term, and

•	the new Term does not extend beyond your selected Annuity Date.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue until the end of the Term. Subject to the terms of the Rider, the surviving spouse may repurchase the Rider for another Term at the then current terms and conditions of the Rider, provided the surviving spouse is age 80 or younger at the start of the new Term and the new Term does not extend beyond the selected Annuity Date. If the surviving spouse elects to not repurchase the Rider, it will automatically terminate the day immediately following the end of the Term.

Termination

The GPA Rider will remain in effect until the earlier of:

•	the end of a Term,

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate this Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of the first death of an Owner or the date of death of the last surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

Guaranteed Income Advantage Plus (GIA Plus) Rider

Purchasing the GIA Plus Rider

Subject to state availability, you may purchase the GIA Plus Rider on the Contract Date or on any Contract Anniversary.

You may purchase the GIA Plus Rider only if:

•	the age of each Annuitant is eighty (80) years or younger on the date the Rider is purchased, and

•	the entire Contract Value is invested according to an asset allocation program established and maintained by us for this Rider.

How the GIA Plus Rider Works

If you purchase the optional GIA Plus Rider, you may, prior to the Annuity Date, choose any of the Annuity Options described in your Contract, or you may choose the GIA Plus Annuity Option provided this Rider has been in effect for at least ten (10) years from its Effective Date. If you choose the GIA Plus Annuity Option, you must choose fixed annuity payments and the entire amount available for annuitization at the time you convert to the GIA Plus Annuity Option must be annuitized. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an effective annual interest rate of 2.0% and the 1996 US Annuity 2000 Mortality Table with the age set back eight (8) years.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Annuity Payments – The annuity payments that may be elected under the GIA Plus Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	20 years or more Period Certain.

The Rider contains annuity tables for each GIA Plus Annuity Option available.

On the Annuity Date, the Net Amount applied to the annuity payments under the GIA Plus Annuity Option will be equal to the greater of the Guaranteed Income Base on that day or the GIA Plus Step-Up Value on that day, less the following:

•	applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option,

•	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date, and

•	charges for premium taxes and/or other taxes.

If you elect the GIA Plus Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. (See the CHARGES, FEES AND DEDUCTIONS—Contingent Deferred Sales Charge section in this Prospectus)

For information regarding taxation of annuity payments, see the FEDERAL TAX STATUS—Taxes Payable by Contract Owners: General Rules, Taxes Payable on Annuity Payments section of this prospectus.

Initial Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value are values used in determining the Net Amount applied on the Annuity Date to provide payments under the GIA Plus Annuity Option.

The initial values are determined on the Rider Effective Date as follows:

•	if this Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the initial Purchase Payment.

•	if this Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that day.

•	if this Rider is effective on the Contract Date, the GIA Plus Withdrawal Base is equal to the total Purchase Payments received in the first 60 days since the Rider Effective Date.

•	if this Rider is effective on a Contract Anniversary, the GIA Plus Withdrawal Base is equal to the Contract Value on that day plus any Purchase Payments received in the first 60 days since the Rider Effective Date.

•	the GIA Plus Withdrawal Amount for the Contract Year beginning on the Rider Effective Date is equal to 5% of the GIA Plus Withdrawal Base.

•	the GIA Plus Step-Up Value is equal to the Contract Value on the Rider Effective Date.

The GIA Plus Withdrawal Base and GIA Plus Withdrawal Amount after the Rider Effective Date are recalculated only on each subsequent Contract Anniversary.

Subsequent Values – The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value after the Rider Effective Date are determined as follows:

Limitation on Subsequent Purchase Payments – For purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the first (1st) Contract Anniversary from the Effective Date of the Rider to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Guaranteed Income Base – On any day after the Rider Effective Date, the Guaranteed Income Base is equal to:

•	the Guaranteed Income Base on the prior day, multiplied by a daily factor of 1.000133680 which is equivalent to increasing the Guaranteed Income Base at an annual growth rate of 5%, plus

•	Purchase Payments received by us on that day, less

•	adjustments for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of the withdrawal.

However, on each Contract Anniversary after the Rider Effective Date, if there is at least one withdrawal during the prior Contract Year and the cumulative withdrawals for that Contract Year do not exceed the sum of:

•	the GIA Plus Withdrawal Amount for that Contract Year, and

•	any remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount,

the Guaranteed Income Base as of that Contract Anniversary will be reset to equal:

•	the Guaranteed Income Base on the Rider Effective Date or prior Contract Anniversary, whichever is later, increased at an annual growth rate of 5%, plus

•	the amount of any subsequent Purchase Payments received by us during the prior Contract Year, each increased at an annual growth rate of 5% from the effective date of that Purchase Payment, less

•	the amount of cumulative withdrawals during the prior Contract Year.

The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary prior to the youngest Annuitant’s 81st birthday, or

•	the day this Rider terminates.

GIA Plus Withdrawal Base – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Base is equal to:

•	the GIA Plus Withdrawal Base determined on the Rider Effective Date, plus

•	the amount of any subsequent Purchase Payments received by us after the Rider Effective Date, up through the day immediately prior to that Contract Anniversary.

GIA Plus Withdrawal Amount – On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Amount for the Contract Year beginning on that Contract Anniversary is equal to 5% of the GIA Plus Withdrawal Base as of that Contract Anniversary.

GIA Plus Step-Up Value – On any day after the Rider Effective Date, the GIA Plus Step-Up Value is equal to:

•	the GIA Plus Step-Up Value as of the prior day, plus

•	Purchase Payments received by us on that day, less

•	adjustment for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the GIA Plus Step-Up Value immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of that withdrawal.

On any Contract Anniversary after the Rider Effective Date and prior to the youngest Annuitant’s 81st birthday, the GIA Plus Step-Up Value is set equal to the greater of:

•	the Contract Value as of that Contract Anniversary, or

•	the GIA Plus Step-Up Value immediately prior to that Contract Anniversary.

The GIA Plus Step-Up Value will then be adjusted for any Purchase Payments or withdrawals on that Contract Anniversary in accordance with the first paragraph of this subsection.

The GIA Plus Step-Up Value on each Contract Anniversary on and after the youngest Annuitant’s 81st birthday is equal to the GIA Plus Step-Up Value immediately prior to the Contract Anniversary preceding that 81st birthday, adjusted for any Purchase Payments and withdrawals since that anniversary.

Partial Conversion of Net Contract Value for Annuity Payments – If a portion of the Net Contract Value (Contract Value less Contract Debt) is converted to provide payments under an Annuity Option described in the Contract at any time before you annuitize under the GIA Plus Annuity Option, the amount converted will be considered a “withdrawal” for purposes of determining withdrawal adjustments to the Guaranteed Income Base and GIA Plus Step-Up Value. A withdrawal charge may also apply.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

Except as otherwise provided below, the GIA Plus Rider will remain in effect until the earlier of:

•	the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for the Rider,

•	the day we receive notification from you to terminate the Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

Upon your request, the GIA Plus Rider may be terminated at any time. If your request to terminate the GIA Plus Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the GIA Plus Rider will terminate on that Contract Anniversary. If your request to terminate the GIA Plus Rider is received at our Service Center more than thirty (30) days after a Contract Anniversary, the GIA Plus Rider will terminate the day we receive the request.

If the GIA Plus Rider is terminated, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of the termination before the GIA Plus Rider may be purchased again (if available).

Sample Calculations

Hypothetical sample calculations are in the attached APPENDIX F: GUARANTEED INCOME ADVANTAGE PLUS RIDER SAMPLE CALCULATIONS to this Prospectus. The examples provided are based on certain hypothetical assumptions and are for example purposes only. They are not intended to serve as projections of future investment returns.

Guaranteed Income Advantage 5 (GIA 5) Rider

Purchasing the GIA 5 Rider

The GIA 5 Rider is only available for purchase until the GIA Plus Rider is available in your state.

Subject to availability, you may purchase the GIA 5 Rider on the Contract Date or on any Contract Anniversary. You may purchase the GIA 5 Rider only if:

•	the age of each Annuitant is 80 years or younger on the date the Rider is purchased,

•	the date of purchase is at least 10 years before your selected Annuity Date, and

•	the entire Contract Value is invested according to an asset allocation program established and maintained by us for this Rider.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

How the GIA 5 Rider Works

If you purchase the optional GIA 5 Rider (subject to state availability), you may choose any of the Annuity Options described in your Contract, or you may choose the GIA 5 Annuity Option provided this Rider has been in effect for at least 10 years from the later of its Effective Date or the most recent Step-Up Date. You must choose fixed annuity payments under this GIA 5 Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the GIA 5 Annuity Option will be based on the Net Guaranteed Income Base, which is described below.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Net Guaranteed Income Base – The amount applied on the Annuity Date as a single premium to provide annuity payments under the GIA 5 Annuity Option. The Net Guaranteed Income Base is equal to:

•	the Guaranteed Income Base as of the Annuity Date, less

•	any applicable withdrawal charge resulting from the conversion to the GIA 5 Annuity Option, less

•	any Contract Debt, and less

•	any charge for premium taxes and/or other taxes.

Guaranteed Income Base – If you purchase the GIA 5 Rider on the Contract Date, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the Initial Purchase Payment. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

•	Purchase Payments received by us, plus

•	increases at an annual growth rate of 5%, plus

•	additional amounts as a result of a Step-Up in the Guaranteed Income Base and decreased by any deductions on that day as a result of any:

•	adjustments for withdrawals.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge, to the Contract Value immediately prior to the withdrawal.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance. The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday, or

•	the day the GIA 5 Rider terminates.

Election of Step-Up – On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step-Up Date.

The Guaranteed Income Advantage Charge (“GIA 5 Charge”) may change if you elect a Step-Up in the Guaranteed Income Base. However, the GIA 5 Charge will never exceed the GIA 5 Charge then being offered for this same benefit under newly issued riders and will not be more than a maximum charge of 0.75%. If the Guaranteed Income Base is never stepped-up, the GIA 5 Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the fifth (5th) anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

Guaranteed Income Advantage 5 (GIA 5) Annuity Option

The annuity payments that may be elected under the GIA 5 Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	15 years or more Period Certain.

If you elect the GIA 5 Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA 5 Annuity Option by any remaining withdrawal charges. The Rider contains annuity tables for each GIA 5 Annuity Option available.

For information regarding taxation of annuity payments, see the FEDERAL TAX STATUS—Taxes Payable by Contract Owners: General Rules, Taxes Payable on Annuity Payments section of this prospectus.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

The GIA 5 Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for the GIA 5 Rider,

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the GIA 5 Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

Guaranteed Income Advantage II (GIA II) Rider

Purchasing the GIA II Rider

The GIA II Rider is only available for purchase until the GIA Plus Rider is available in your state.

Subject to availability, you may purchase the GIA II Rider on the Contract Date or on any Contract Anniversary. You may purchase the GIA II Rider only if:

•	the age of each Annuitant is 80 years or younger on the date the Rider is purchased, and

•	the date of purchase is at least 10 years before your selected Annuity Date.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

How the GIA II Rider Works

If you purchase the optional GIA II Rider (subject to state availability), you may choose any of the Annuity Options described in your Contract, or you may choose the GIA II Annuity Option provided this Rider has been in effect for at least ten (10) years from the later of its Effective Date or the most recent Step-Up Date. You must choose fixed annuity payments under this GIA II Annuity Option. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the GIA II Annuity Option will be based on the Net Guaranteed Income Base, which is described below. The Rider contains annuity tables for each GIA II Annuity Option available.

See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Net Guaranteed Income Base – The amount applied on the Annuity Date as a single premium to provide annuity payments under the GIA II Annuity Option. The Net Guaranteed Income Base is equal to:

•	the Guaranteed Income Base as of the Annuity Date, less

•	any applicable withdrawal charge resulting from the conversion to the GIA II Annuity Option, less

•	any Contract Debt, and less

•	any charge for premium taxes and/or other taxes.

Guaranteed Income Base – If you purchase the GIA II Rider, the Guaranteed Income Base is initially set on the Effective Date of the Rider. If the Rider is effective on the Contract Date, the Guaranteed Income Base is equal to the initial Purchase Payment. If the Rider is effective on a Contract Anniversary, the Guaranteed Income Base is equal to the Contract Value on that Contract Anniversary. The Guaranteed Income Base on any Business Day after the Effective Date is the Guaranteed Income Base on the prior Business Day, increased by any additions on that day as a result of any:

•	Purchase Payments received by us, plus

•	increases at an annual growth rate of 5%, plus

•	additional amounts as a result of a Step-Up in the Guaranteed Income Base and decreased by any deductions on that day as a result of any:

•	adjustments for withdrawals.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charge, to the Contract Value immediately prior to the withdrawal.

Any portion of the Net Contract Value converted to provide payments under an Annuity Option, as described in the Contract, will be considered a “withdrawal” for purposes of determining any adjustment to the Guaranteed Income Base.

The 5% annual growth rate will take into account the timing of when each Purchase Payment and withdrawal occurred. This is accomplished by applying a daily factor of 1.000133681 to each day’s Guaranteed Income Base balance.

The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary following the day the youngest Annuitant reaches his or her 80th birthday, or

•	the day the GIA II Rider terminates.

Election of Step-Up – On any Contract Anniversary beginning with the fifth (5th) anniversary of the Effective Date of this Rider and before the Annuity Date, you may elect to increase the Guaranteed Income Base to an amount equal to 100% of the Contract Value as of the Step-Up Date.

The Guaranteed Income Advantage Charge (“GIA II Charge”) may change if you elect a Step-Up in the Guaranteed Income Base. However, the GIA II Charge will never exceed the GIA II Charge then being offered for this same benefit under newly issued riders and will not be more than a maximum charge of 1.00%. If the Guaranteed Income Base is never stepped-up, the GIA II Charge established on the Effective Date of this Rider is guaranteed not to change.

Your Step-Up election must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the Step-Up is effective.

Once a Step-Up has been elected and is in effect, another Step-Up may not be elected until on or after the fifth (5th) anniversary of the latest Step-Up Date. We will provide you with written confirmation of your Step-Up election.

Guaranteed Income Advantage II (GIA II) Annuity Option

The annuity payments that may be elected under the GIA II Annuity Option are:

•	Life Only,

•	Life with 10 years or more Period Certain,

•	Joint and Survivor Life, or

•	15 years or more Period Certain.

If you elect the GIA II Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the GIA II Annuity Option by any remaining withdrawal charges. The Rider contains annuity tables for each GIA II Annuity Option available.

For information regarding taxation of annuity payments, see the FEDERAL TAX STATUS— Taxes Payable by Contract Owners: General Rules, Taxes Payable on Annuity Payments section of this prospectus.

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Termination

The GIA II Rider will remain in effect until the earlier of:

•	the Contract Anniversary immediately following the day we receive notification from you to terminate the Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	for Contracts with a Non-Natural Owner, the date of the first death of an Annuitant, including Primary, Joint and Contingent Annuitants,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

If your request to terminate the Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the Rider will terminate on that Contract Anniversary.

FEDERAL TAX STATUS

Introduction

The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee may depend on our tax status, on the type of retirement plan, if any, for which the Contract is purchased, and upon the tax and employment status of the individuals concerned. The discussion contained herein and in the SAI is general in nature. It is based upon our understanding of the present Federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, any person contemplating the purchase of a Contract, contemplating selection of an Annuity Option under a Contract, or receiving annuity payments under a Contract should consult a qualified tax adviser. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you are an individual and expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there may be federal income tax advantages in purchasing such a Contract. This is because any increase in Contract Value is not subject to current taxation. Income taxes are deferred until the money is withdrawn, at which point taxation occurs only on the gain from the investment in the Contract. With income taxes deferred, you may accumulate more money over the long term through a variable annuity than you may through non-tax-deferred investments. The advantage may be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

When withdrawals or distributions are taken from the variable annuity, the gain is taxed as ordinary income. This may be a potential disadvantage because money that had been invested in other types of assets may qualify for a more favorable federal tax rate. For example, the tax rate applicable both to the sale of capital gain assets held more than one year and to the receipt of qualifying dividends by individuals is generally 15% (5% for lower-income individuals). In contrast, an ordinary income tax rate of up to 35% applies to taxable withdrawals on distributions from a variable annuity. Also, withdrawals or distributions taken from a variable annuity may be subject to a penalty tax equal to 10% of the taxable portion, although exceptions to the penalty tax may apply.

An owner of a variable annuity cannot deduct or offset losses on transfers to or from Subaccounts, or at the time of any partial withdrawals. If you surrender your Contract and your Net Contract Value is less than the aggregate of your Investments in the Contract (reduced by any previous non-taxable distributions), there may be a deductible ordinary income loss, although the deduction may be limited. Consult with your tax adviser regarding the impact of federal income taxes on your specific situation.

Tax Status of Pacific Life and the Separate Account

General

We are taxed as a life insurance company under Part I, Subchapter L of the Code. Because the Separate Account is not taxed as a separate entity and its operations form a part of us, we will be responsible for any Federal income taxes that become payable with respect to the income of the Separate Account. However, each Variable Account will bear its allocable share of such liabilities. Under current law, no item of dividend income, interest income, or realized capital gain of the Variable Accounts will be taxed to us to the extent it is applied to increase reserves under the Contracts.

The Separate Account will invest its assets in a mutual fund (a Portfolio of the Fund) that is intended to qualify as a regulated investment company under Part I, Subchapter M of the Code. If the requirements of the Code are met, the Fund will not be taxed on amounts distributed on a timely basis to the Separate Account.

Diversification Standards

Each Portfolio of the Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts (as well as satisfying diversification standards set forth in Subchapter M of the Code applicable to regulated investment companies). For details on these diversification requirements, see the Fund’s SAI.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Taxation of Annuities in General—Non-Qualified Plans

Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Diversification Standards” above.

1.	Surrenders or Withdrawals Prior to the Annuity Start Date

Code Section 72 provides that amounts received upon a total or partial surrender or withdrawal from a contract prior to the annuity start date generally will be treated as gross income to the extent that the cash value of the contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of premiums paid under a contract less any distributions received previously under the contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a contract. Similarly, loans under a contract generally are treated as distributions under the contract. These rules do not apply to amounts received under Qualified Plans pursuant to Section 401 of the Code.

2.	Surrenders or Withdrawals on or after the Annuity Start Date

Upon receipt of a lump sum payment or an annuity payment under an annuity contract, the receipt is taxed if the cash value of the contract exceeds the investment in the contract. Ordinarily, the taxable portion of such payments will be taxed at ordinary income tax rates.

For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. That remaining portion of each payment is taxed at ordinary income rates. Once the excludable portion of annuity payments to date equals the investment in the contract, the balance of the annuity payments will be fully taxable.

Withholding of Federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies us of that election.

3.	Penalty Tax on Certain Surrenders and Withdrawals

With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract, or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

Additional Considerations

1.	Death of Owner Distribution Rules

In order to be treated as an annuity contract, a contract issued on or after January 19, 1985 must provide the following two distribution rules: (a) if the owner dies on or after the annuity start date, and before the entire interest in the contract has been distributed, the remainder of his interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if the owner dies before the annuity start date, the entire interest in the contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. However, such option to annuitize must be elected within 60 days after the date a lump sum death benefit first becomes payable; then the designated recipient will not be treated for tax purposes as having received a lump sum distribution in the tax year it first becomes payable. Rather, in that case, the designated beneficiary will be taxed on the annuity payments as they are received. If the designated beneficiary is the spouse of the owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner. Any amount payable upon the Contract Owner’s death, whether before or after the Annuity Start Date, will be included in the estate of the Contract Owner for federal estate tax purposes. Designation of a beneficiary who is either 37 1/2 years younger than the contract owner or a grandchild of the contract owner may have Generation Skipping Transfer Tax consequences under Section 2601 of the Code.

For purposes of determining how generally distributions must begin under the foregoing rules, where the owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. In the case of joint owners, the Death of Owner Distribution Rules will be applied by treating the death of the first owner as the one to be considered in determining how generally distributions must commence, unless the sole surviving owner is the deceased owner’s spouse.

2.	Gift of Annuity Contracts

Generally, gifts of contracts that are not part of a qualified plan prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

3.	Contracts Owned by Non-Natural Persons

For contributions to annuity contracts after February 28, 1986, if the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the net surrender value less the premium payments) is includable in taxable income each year. The rule does not apply where the contract is acquired by the estate of a decedent, where the contract is held by certain types of retirement plans, where the contract is a qualified funding asset for structured settlements, where the contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of a so-called immediate annuity. Code Section 457 (deferred compensation) plans for employees of state and local governments and tax-exempt organizations are not within the purview of the exceptions.

4.	Multiple Contracts (Aggregation Rule)

Multiple Non-Qualified Contracts that are issued after October 21, 1988, by us or our affiliates to the same Owner during the same calendar year are treated as one Contract for purposes of determining the taxation of distributions (the amount includible in gross income under Code Section 72(e)) prior to the Annuity Date from any of the Contracts. A Contract received in a tax-free exchange under Code Section 1035 may be treated as a new Contract for this purpose. For Contracts subject to the Aggregation Rule, the values of the Contracts and the Investments in the Contracts should be added together to determine the taxation under Code Section 72(e). Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. The Treasury Department has specific authority under Code Section 72(e)(11) to issue regulations to prevent the avoidance of the income-out-first rules for withdrawals prior to the Annuity Date through the serial purchase of Contracts or otherwise. As of the date of this prospectus there are no regulations interpreting these aggregation provisions.

5.	Addition of Rider or Material Change

The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. It’s important to know that Qualified Plans such as 401(k)s, as well as IRAs, are already tax-deferred. Therefore, an annuity contract should be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral. The other benefits of using a variable annuity to fund a Qualified Plan or an IRA include the lifetime income options, guaranteed death benefit options and the ability to transfer among investment options without sales or withdrawal charges. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/ distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/ distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with a qualified tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

Recent federal tax legislation has expanded the type of IRAs available to individuals for tax deferred retirement savings: In addition to “traditional” IRAs established under Code Section 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Contributions to each of these types of IRAs are subject to differing limitations. In addition, distributions from each type of IRA are subject to differing restrictions. The following is a very general description of each type of IRA:

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. In addition, distributions from certain other types of Qualified Plans may be rolled or transferred on a tax-deferred basis into a traditional IRA. Distribution from a traditional IRA may be rolled over to a retirement plan qualified under section 401(a) of the Code, a section 403(b) annuity, and eligible section 457 Plan or another IRA.

SIMPLE IRAs

The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plans”). Depending upon the type of SIMPLE Plan, employers may deposit the plan contributions into a single trust or into SIMPLE individual retirement annuities (“SIMPLE IRAs”) established by each participant. SIMPLE IRAs may be established only pursuant to an employer-sponsored Plan. Contributions to a SIMPLE IRA will include salary deferral contributions and employer contributions. Distributions from a SIMPLE IRA may be rolled over to another SIMPLE IRA tax free at any time (but no more than one rollover is permitted per year). A distribution from a SIMPLE IRA is eligible to be rolled over to a traditional IRA retirement plan qualified under Code section 401 or a Section 403(b) annuity contract. after a two year waiting period.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, or SIMPLE IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner. Beginning in 1998, the owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a “conversion” Roth IRA should consult with a qualified tax adviser.

In accordance with recent changes in laws and regulations, at the time of either a full or partial conversion from a Traditional IRA annuity to a Roth IRA annuity, the determination of the amount to be reported as income will be based on the annuity contract’s “fair market value”, which will include all front-end loads and other non-recurring charges assessed in the 12 months immediately preceding the conversion, and the actuarial present value of any additional contract benefits.

Tax-Sheltered Annuities (“TSAs”)

Section 403(b) of the Code permits the purchase of “tax-sheltered annuities” by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These eligible employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the Contract. Contributions may also be permitted pursuant to employee salary reduction elections. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Section 457(b) Non-Qualified Deferred Compensation Plans

Government Entity

Employees of a governmental entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to a qualifying triggering event, section 457(b) governmental plans may be transferred or rolled into another Qualified Plan. The Qualified Plan must allow the transfer or rollover. If a rollover to an IRA is completed the assets become subject to the 10% penalty in distributions prior to age 59 1/2. Assets from other plans may be rolled into a governmental 457(b) plan if the plan allows and the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election.

Not-For-Profit

Employees of a not-for-profit entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Qualified Contract maintained under section 457(b) of the Code by an employee of a not-for-profit entity are subject to limitations, and may not be rolled over to another Qualified Plan at any time.

401(k) Plans; Pension and Profit-Sharing Plans

Qualified plans may be established by eligible employers for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to certain limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.

Catch-Up Provision

Generally, Qualified Plan and IRA Participants over the age of 50 may contribute additional amounts as catch-up contributions if the terms of the Plan so permit.

Required Minimum Distributions

The IRC and regulations provide that you cannot keep assets in qualified plans or IRAs indefinitely. Eventually they are required to be distributed; at that time (the Required Beginning Date (RBD)), Required Minimum Distributions (RMDs) are the amount that must be distributed each year.

Under Section 401 of the Code (for Qualified Plans) and Section 408 of the Code (for IRAs), the entire interest under the Contract must be distributed to the Owner/ Annuitant no later than the Owner/ Annuitant’s RBD, or distributions over the life of the Owner/ Annuitant (or the Owner/ Annuitant and his beneficiary) must begin no later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/ Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/ Annuitant reached 70 1/2, or, if the plan so provides, the year in which the Owner/ Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

The IRS issued Final and Temporary Regulations on April 17, 2002. Effective January 1, 2003, the IRS requires that all IRA holders and Qualified Plan Participants (with one exception discussed below) use the Uniform Lifetime Table to calculate their RMDs.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these final regulations, the IRA owner does not need to actually have a named beneficiary when they turn 70 1/2.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

Under the Final Regulations, for retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of RMDs or annuity payments under Annuity Options 2 and 4 generally may be:

•	no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and

•	must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.

Under Annuity Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

If the Owner/ Annuitant dies prior to (i) his RBD, or (ii) complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the “Qualified Contract Distribution Rules”. Life expectancy is initially computed by use of the Single Life Table of the Final and Temporary Regulations, issued April 17, 2002 (Regulation Section 1.401(a)(9)-9). Congress recently required the IRS to update these tables to reflect increased life expectancies. Subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary (or Owner/ Annuitant) by one in each following calendar year.

For calendar year 2003 and thereafter, taxpayers (and the underlying Qualified Plan) must rely on the Final and Temporary Regulations (discussed above) for determining RMDs. If any future guidance from the IRS is more restrictive than the guidance in these Final and Temporary Regulations, the future guidance will be issued without retroactive effect.

The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.

Actuarial Value

In accordance with recent changes in laws and regulations, RMDs may be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the Contract. As a result, RMDs may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

Taxes on Pacific Life

A charge may be made for any federal taxes incurred by us that are attributable to the Variable Accounts or to our operations with respect to the Contracts or attributable to payment or premiums or acquisition costs under the Contracts. We will review the question of a charge to the Variable Accounts or the Contracts for our federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of us or of income and expenses under the Contracts is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in our tax status.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Variable Accounts for such taxes, if any, attributable to the Variable Accounts.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Fund held by the Variable Accounts of the Separate Account. In accordance with its view of present applicable law, we will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the 1940 Act. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of Fund shares of a particular Portfolio as to which voting instructions may be given to us is determined by dividing a Contract Owner’s Accumulated Value in a Variable Account on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, we reserve the right to determine in a different fashion the voting rights attributable to the shares of the Fund.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there are shares of a Portfolio held by a Variable Account for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Variable Account for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our Separate Accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including the Separate Account. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

Substitution of Investments

We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Contract, we may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. We may also purchase, through the Variable Account, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

In connection with a substitution of any shares attributable to an Owner’s interest in a Variable Account or the Separate Account, we will provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators, to the extent required under applicable law.

We also reserve the right to establish additional Variable Accounts of the Separate Account that would invest in a new Portfolio of the Fund or in shares of another investment company, a portfolio thereof, or other suitable investment vehicle. New Variable Accounts may be established in our sole discretion, and any new Variable Account will be made available to existing Owners on a basis to be determined by us. We may also eliminate or combine one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant.

Subject to compliance with applicable law, we may transfer assets to the General Account. We also reserve the right, subject to any required regulatory approvals, to transfer assets of any Variable Account of the Separate Account to another separate account or Variable Account.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Changes to Comply with Law and Amendments

We reserve the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any Federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. We also reserve the right to limit the amount and frequency of subsequent premium payments.

Reports to Owners

Confirmations will be sent out upon unscheduled premium payments and transfers, loans, loan repayments, and full and unscheduled partial withdrawals, and on payment of death benefit proceeds. Periodically, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Accumulated Value, Full Withdrawal Value, any Contract Debt, any fixed option values, fees and charges applied to your Accumulated Value, transactions made and specific Contract data that apply to your Contract. Confirmation of your transactions under the pre-authorized checking plan, dollar cost averaging, portfolio rebalancing and preauthorized withdrawal options will appear on your quarterly account statements. You may also access these statements online.

If you suspect an error on a confirmation or quarterly statement, you must notify us in writing as soon as possible to ensure proper accounting to your Contract. We assume transactions are accurate unless you notify us otherwise within 30 days of receiving the transaction confirmation or, if the transaction is first confirmed on the quarterly statement, within 30 days of receiving the quarterly statement. All transactions are deemed final and may not be changed after the applicable 30 day period.

When you write, tell us your name, contract number and description of the error. Each Contract Owner will also receive an Annual report containing financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the 1940 Act, and/or such other reports as may be required by Federal securities laws.

Distribution Arrangements

PSD, a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Contracts. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Contracts.

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Contracts through their registered representatives. PSD pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual registered representative who sells you a Contract typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. Broker-dealers may receive aggregate commissions of up to 6.50% of your aggregate Purchase Payments. Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual) which will take into account, among other things, the Account Value and the length of time Purchase Payments have been held under a Contract. A trail commission is not anticipated to exceed 1.50%, on an annual basis, of the Account Value considered in connection with the trail commission. Certain broker-dealers may also be paid a persistency bonus which will be based on assets under management and duration of Contracts. The persistency bonus for a registered representative is not expected to exceed ..25% of their total assets under management.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the Contracts.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Contract over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements

PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of Purchase Payments up to $1.5 billion, 0.14% on Purchase Payments on next $1.5 billion and 0.10% on Purchase Payments made in excess, attributable to the Master Funds for certain marketing assistance.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-4448 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time. Registered Representatives may call us at 1-800-722-2333.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company P.O. Box 2378 Omaha, Nebraska 68103-2378

If you are submitting an Investment or other payment by mail, please send it, along with your application if you are submitting one, to the following address:

Pacific Life Insurance Company P.O. Box 2290 Omaha, Nebraska 68103-2290

If you are using an overnight delivery service to send payments, please send them to the following address:

Pacific Life Insurance Company 1299 Farnam Street, 10th Floor, AMF

Omaha, Nebraska 68102

The effective date of certain notices or of instructions is determined by the date and time on which we “receive” the notice or instructions. We “receive” this information only when it arrives, in proper form, at the correct mailing address set out above. From May 1, 2007 through June 15, 2007, any correspondence (including but not limited to, subsequent Investments, applications and/or other forms, written requests, or questions) mailed, in proper form, to an address from a prior prospectus and/or your contract specifications page, will be deemed “received” as of the day of receipt and forwarded to the correct mailing address set forth above. Beginning June 16, 2007, any correspondence mailed to an incorrect address will be forwarded to the correct mailing address and will be deemed “received” once it arrives, in proper form, at the correct mailing address. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. Please call us at 1-800-722-4448 if you have any questions regarding which address you should use. Registered Representatives may call us at 1-800-722-2333.

We reserve the right to process any Investment received at an incorrect address when it is received at either the address indicated in your Contract specification pages or the appropriate address indicated in the Prospectus.

Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, will normally be effective at the end of the same Business Day that we receive them in “proper form,” unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in “proper form” unless the transaction or event is scheduled to occur on another day. “Proper form” means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or, to the extent available, electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines may be busy or access to our website may be unavailable during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the Internet may be out of service or unavailable during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which usually closes at 4:00 p.m. Eastern time, on any Business Day will usually be effective at the end of that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor any Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone or electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Delivery Authorization

Subject to availability, you may authorize us to provide Prospectuses, statements, and other information (“documents”) electronically by so indicating on the application, via telephone, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required documents electronically.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. Amounts withdrawn or transferred from any fixed-rate General Account Investment Option may be delayed for up to six months after the request is effective. See THE FIXED ACCOUNT section in this Prospectus for more details.

Financial Statements

The statements of assets and liabilities of Pacific Select Variable Annuity Separate Account as of December 31, 2006, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented are incorporated by reference in the Statement of Additional Information from the Annual Report of Pacific Select Variable Annuity Separate Account dated December 31, 2006. Pacific Life’s consolidated financial statements as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 are contained in the Statement of Additional Information.

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You’ll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-4448. Registered Representatives may call us at 1-800-722-2333.

Accumulated Value – The total value of the amounts in the Investment Options, any fixed option, and any other Investment Option added to the Contract by Rider or Endorsement, as well as any amount set aside in the Loan Account to secure loans, increased by interest earned and decreased by any principal repayments and/or withdrawals or transfers of interest earned, as of any Valuation Date.

Accumulation Period – The period commencing on the Contract Date and ending on the Annuity Start Date or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

Accumulation Unit – A unit of measure used to calculate the value of your interest in a Variable Account during the Accumulation Period.

Age – The Owner’s or Annuitant’s age as of his or her nearest birthday as of the Contract Date, increased by the number of complete Contract Years elapsed.

Annuitant – The person or persons on whose life annuity payments depend. If Joint Annuitants are named in the Contract, “Annuitant” means both Annuitants unless otherwise stated.

Annuity – A series of periodic income payments made by us to an Annuitant, Contingent Annuitant, or Beneficiary during the period specified in the Annuity Option.

Annuity Options – Any one of the Annuity Options (income options) available for a series of annuity payments after your Annuity Start Date.

Annuity Period – The period during which annuity payments are made.

Annuity Start Date – The date when annuity payments are to begin, which may not be earlier than the first Contract Anniversary.

Beneficiary – The person having the right to the death benefit, if any, payable upon the death of the Annuitant during the Accumulation Period, and the person having the right to benefits, if any, payable upon the death of the Annuitant during the Annuity Period.

Contract – An individual flexible premium variable accumulation deferred annuity contract offered by us.

Contract Date – The date shown as the Contract Date in a Contract. Contract monthly, quarterly, semi-annual, and annual anniversaries and Contract months, quarters, and years are measured from the Contract Date. It is usually the date that the initial premium is credited to the Contracts. The term “Issue Date” shall be substituted for the term “Contract Date” for Contracts issued to residents of the Commonwealth of Massachusetts.

Contract Debt – The unpaid loan balance including accrued loan interest.

Contract Owner, Owner, Policyholder, you or your – The person entitled to the ownership rights under the Contract and in whose name the Contract is issued. If there are Joint Owners, the contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common.

Contract Year – Each twelve-month period measured from the Contract Date.

Designated Beneficiary – The person selected by you to succeed to your interest in the Contract for purposes of Section 72(s) of the Internal Revenue Code, and which includes an Owner Beneficiary and a Joint or Contingent Owner.

Fixed Account – An account that is part of our General Account in which all or a portion of the Accumulated Value may be held for accumulation at fixed rates of interest (which may not be less than 4.0%) declared by us at least annually.

Full Withdrawal Value – The amount you may receive upon full withdrawal of the Contract, which is equal to Accumulated Value minus any unpaid maintenance fee, any optional Rider Charges, any applicable contingent deferred sales charge, and any Contract Debt.

Fund – Pacific Select Fund.

General Account – All of our assets other than those allocated to the Separate Account or to any of our other separate accounts.

Investment (“Premium Payments”) (“Purchase Payments”) – An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Investment Option – A Variable Account, any fixed option, and any other Investment Option added to the Contract by Rider or Endorsement.

Loan Account – The Account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Non-Natural Owner – A corporation, trust or other entity that is not a (natural) person.

Owner Beneficiary – The person named (other than a Joint or Contingent Owner) to receive death benefit proceeds if the Owner dies before the Annuitant during the Accumulation Period.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Premium Payments (“Purchase Payments”) (“Investments”) – An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of the Fund.

Separate Account – The Pacific Select Variable Annuity Separate Account. A separate account of ours that consists of subaccounts, referred to as Variable Accounts, each of which invests in a separate Portfolio of the Pacific Select Fund.

Valuation Date – Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day, and the Friday before July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. Any transaction called for on or as of any day is effected as of the end of that day. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Valuation Date, such transaction or event will be deemed to occur on the next following Valuation Date, unless otherwise specified. Any systematic pre-authorized transaction scheduled to occur on December 30 or December 31 where that day is not a Business Day will be deemed an order for the last Business Day of the Calendar Year and will be calculated using the applicable Subaccount Unit Value at the close of that Business Day. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Valuation Period – A period used in measuring the investment experience of each Variable Account of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account – A separate account of ours or a subaccount of the Separate Account. Each Variable Account invests its assets in shares of a corresponding Portfolio.

Variable Annuities Division – Our Division that services the Contract. The addresses of the Annuities Division are on the back cover of the Prospectus.

Variable Investment Option – A subaccount of the Separate Account.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to us. The Table of Contents of the Statement of Additional Information is set forth below:

APPENDIX A:

STATE LAW VARIATIONS

THE CONTRACT

Application for a Contract

For Contracts issued in the state of Pennsylvania, any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In addition, you understand that benefits and values provided under the Contract may be on a variable basis. Amounts directed into one or more variable Investment Options will reflect the investment experience of those Investment Options. These amounts may increase or decrease and are not guaranteed as to a dollar amount.

Investments

For Contracts issued in the state of Louisiana, no premium shall be payable to the insurer when a Contract Owner receives notice of an injunction or order of rehabilitation or liquidation under the provisions of Louisiana Statute R.S. 22:737.1.

For Contracts issued in the state of Pennsylvania, upon written notice, you may change the premium allocation. Premiums credited to your Contract will be allocated to the Fixed and Variable Accounts according to the premium allocation you specified in the application or your most recent instructions received by us, if any, subject to the following. The Accumulated Value may be allocated to no more than five of the Fixed and Variable Accounts. If we receive a premium from you and your most recent allocation instructions would violate this requirement, we will allocate the premium to the Fixed and Variable Accounts in the same proportion as the Accumulated Value in those Accounts.

CHARGES, FEES AND DEDUCTIONS

Contingent Deferred Sales Charge—Free Withdrawals

For Contracts issued in the state of New Jersey, in no event will the free withdrawal amount exceed 10% in any Contract Year.

Administrative Charge

For Contracts issued in the state of Texas, the administrative charge will never be greater than the guaranteed maximum charge of 0.15%.

Maintenance Fee

For Contracts issued in the state of Texas, the maintenance fee will never be greater than the guaranteed maximum fee of $30.00.

For Contracts issued in the states of South Carolina, Texas and Washington, In no event will the total of the Administrative Charge and Maintenance Fee deducted from the Fixed Account in any Contract Year ever exceed the sum of (1) and (2) where: (1) is 12.50% of the total premium allocated to the Fixed Account in that Contract Year; and (2) is the interest credited to the Fixed Account in excess of an annual rate of 3% in that Contract Year.

Optional Rider Charges

Flexible Lifetime Income Rider (Single Life)

For Flexible Lifetime Income Riders (Single Life) issued in the state of New Jersey, in the event the portion of the annual charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the annual charge that exceeds the excess interest amount will be waived.

For Flexible Lifetime Income Riders (Single Life) issued in the state of Washington, the annual charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.65% multiplied by your Variable Account Value on the day the charge is deducted. No portion of the annual charge will be deducted from any fixed-rate General Account Investment Option.

Lifetime Income Access Plus

For Lifetime Income Access Plus Riders issued in the state of New Jersey, in the event the portion of the annual charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the annual charge that exceeds the excess interest amount will be waived.

For Lifetime Income Access Plus Riders issued in the state of Washington, the annual charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.40% multiplied by your Variable Account Value on the day the charge is deducted. No portion of the annual charge will be deducted from any fixed-rate General Account Investment Option.

Income Access Plus

For Income Access Plus Riders issued in the state of New Jersey, in the event the portion of the annual charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the annual charge that exceeds the excess interest amount will be waived.

For Income Access Plus Riders issued in the state of Washington, the annual charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.40% multiplied by your Variable Account Value on the day the charge is deducted. No portion of the annual charge will be deducted from any fixed-rate General Account Investment Option.

Income Access

For Income Access Riders issued in the state of New Jersey, in the event the portion of the annual charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the annual charge that exceeds the excess interest amount will be waived.

For Income Access Riders issued in the state of Washington, the annual charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.40% (0.30% if the Effective Date of the Rider is before March 1, 2004) multiplied by your Variable Account Value on the day the charge is deducted. No portion of the annual charge will be deducted from any fixed-rate General Account Investment Option.

Guaranteed Protection Advantage 5 (GPA 5)

For GPA 5 Riders issued in the state of New Jersey, in the event the portion of the annual charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the annual charge that exceeds the excess interest amount will be waived.

For GPA 5 Riders issued in the state of Washington, the annual charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.25% of your Variable Account Value on the day the charge is deducted. No portion of the annual charge will be deducted from any fixed-rate General Account Investment Option.

Guaranteed Protection Advantage (GPA)

For GPA Riders issued in the state of New Jersey, in the event the portion of the annual charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the annual charge that exceeds the excess interest amount will be waived.

Guaranteed Income Advantage Plus (GIA Plus)

For GIA Plus Riders issued in the state of New Jersey, in the event the portion of the annual charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the annual charge that exceeds the excess interest amount will be waived.

For GIA Plus Riders issued in the state of Washington, the annual charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.50% multiplied by the greater of the Guaranteed Income Base or the Variable Account Value on the day the charge is deducted. No portion of the annual charge will be deducted from any fixed-rate General Account Investment Option.

Guaranteed Income Advantage 5 (GIA 5)

For GIA 5 Riders issued in the state of New Jersey, in the event the portion of the annual charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the annual charge that exceeds the excess interest amount will be waived.

For GIA 5 Riders issued in the state of Washington, the annual charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.40% multiplied by your Variable Account Value on the day the charge is deducted. No portion of the annual charge will be deducted from any fixed-rate General Account Investment Option.

Guaranteed Income Advantage II (GIA II)

For GIA II Riders issued in the state of New Jersey, in the event the portion of the annual charge we deduct from any of our fixed-rate General Account Investment Options is higher than the annual interest credited in excess of that option’s minimum guaranteed interest rate, the portion of the annual charge that exceeds the excess interest amount will be waived.

For GIA II Riders issued in the state of Washington, the annual charge is deducted from your Variable Investment Options on a proportionate basis and is equal to 0.70% multiplied by your Variable Account Value on the day the charge is deducted. No portion of the annual charge will be deducted from any fixed-rate General Account Investment Option.

Fund Expenses

For Contracts issued in the state of New Jersey, an advisory fee is deducted from the underlying Fund Series in which each Variable Account is invested.

MORE ABOUT THE CONTRACT

Loans

For Contracts issued in the state of Kentucky, in no event will the interest rate charged on any loan exceed 18% annually.

For Contracts issued in the state or Oregon, in no event will the interest rate credited to amounts held in the Loan Account be less than an annual rate of 4%.

For Contracts issued in the state of Texas, in no event will the interest rate charged on any loan exceed 15% annually.

For Contract issued in the state of Texas, the Contract will not terminate due to indebtedness unless the total Contract Debt equals or exceeds the Full Withdrawal Value.

OTHER OPTIONAL RIDERS

Flexible Lifetime Income Rider (Single Life)—Purchasing the Flexible Lifetime Income Rider (Single Life)

For Flexible Lifetime Income Riders (Single Life) issued in the state of Pennsylvania, if you purchase the rider after your Contract is issued, you may cancel the rider within 10-days beginning on the day you receive the rider by returning the rider to us at our Service Center. Upon our receipt of the returned rider, we will deem the rider void from the beginning and no annual charge will be deducted.

Lifetime Income Access Plus Rider—Purchasing the Lifetime Income Access Plus Rider

For Lifetime Income Access Plus Riders issued in the state of Pennsylvania, if you purchase the Lifetime Income Access Plus Rider after your Contract is issued, you may cancel the rider within 10-days beginning on the day you receive the rider by returning the rider to us at our Service Center. Upon our receipt of the returned rider, we will deem the rider void from the beginning and no annual charge will be deducted.

Lifetime Income Access Plus Rider—Subsequent Purchase Payments

For Lifetime Income Access Plus Riders issued in the state of New Jersey, we will not accept any Purchase Payment on and after the first (1st) Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, that results in the total of all Purchase Payments received since that Contract Anniversary to exceed $100,000.

Income Access Plus Rider—Purchasing the Income Access Plus Rider

For Income Access Plus Riders issued in the state of Pennsylvania, if the Income Access Plus Rider was purchased after your Contract was issued, you may cancel the rider within 10-days beginning on the day you receive the rider by returning the rider to us at our Service Center. Upon our receipt of the returned rider, we will deem the rider void from the beginning and no annual charge will be deducted.

Income Access Rider—Subsequent Purchase Payments

For Income Access Riders issued in the states of Connecticut, New Jersey, Oregon and Texas, we cannot restrict additional Purchase Payments.

Guaranteed Income Advantage Plus (GIA Plus) Rider—How the GIA Plus Rider Works

For GIA Plus Riders issued in the state of Montana, the basis of computations used in determining the annuity rates contained in the rider are based on the age of the payee, without regard to gender.

Guaranteed Income Advantage Plus (GIA Plus) Rider—Limitation on Subsequent Purchase Payments

For GIA Plus Riders issued in the states of Florida and Oregon, we will not accept any Purchase Payment on and after the first (1st) Contract Anniversary, measured from the Rider Effective Date, that results in the total of all Purchase Payments received after that Contract Anniversary to exceed $100,000.

Guaranteed Income Advantage 5 (GIA 5) Rider—Purchasing the GIA 5 Rider

For GIA 5 Riders issued in the state of Georgia, the rider is referred to as the “Guaranteed Income Rider” in the Contract’s rider.

The GIA 5 Rider is not available for purchase in the state of Minnesota.

Guaranteed Income Advantage 5 (GIA 5) Rider—How the GIA 5 Rider Works

For GIA 5 Riders issued in the state of Montana, the basis of computations used in determining the annuity rates contained in the rider are based on the age of the payee, without regard to gender.

Guaranteed Income Advantage II (GIA II) Rider—Purchasing the GIA II Rider

For GIA II Riders issued in the state of Georgia, the rider is referred to as the “Guaranteed Income Rider” in the Contract’s rider.

The GIA II Rider is not available for purchase in the state of Minnesota.

Guaranteed Income Advantage II (GIA II) Rider—How the GIA II Rider Works

For GIA II Riders issued in the state of Montana, the basis of computations used in determining the annuity rates contained in the rider are based on the age of the payee, without regard to gender.

APPENDIX B:

FLEXIBLE LIFETIME INCOME RIDER
SAMPLE CALCULATIONS

The examples provided are based on certain hypothetical assumptions and are for example purposes only. The examples have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. The examples are not intended to serve as projections of future investment returns.

Example #1 – Setting of Initial Values.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Example #2 – Subsequent Purchase Payments.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	No withdrawals taken.
•	No automatic resets or Owner-elected resets.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000

Immediately after the $100,000 subsequent Purchase Payment during Contract Year 1, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $200,000 ($100,000 + $100,000). The Protected Payment Amount after the Purchase Payment is equal to $10,000 (5% of the Protected Payment Base after the Purchase Payment since there were no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the Beginning of Contract Year 2, an annual credit of $12,000 (6% of the initial Remaining Protected Balance plus cumulative Purchase Payments received after the Rider Effective Date) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $212,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $10,600 (5% of the Protected Payment Base on that Contract Anniversary).

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #3 – Withdrawals Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal equal to or less than the Protected Payment Amount is taken during Contract Years 2, 3 and 4.
•	Automatic resets at Beginning of Contract Years 4 and 5.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000
Activity		$10,600	$210,890		$212,000		$201,400
3			$210,890	$0	$212,000	$10,600	$201,400
Activity		$10,600	$215,052		$212,000		$190,800
4	(Prior to Automatic Reset)		$215,052	$0	$212,000	$10,600	$190,800
4	(After Automatic Reset)		$215,052	$0	$215,052	$10,752	$215,052
Activity		$10,600	$219,506		$215,052	$152	$204,452
5	(Prior to Automatic Reset)		$219,506	$0	$215,506	$10,752	$204,506
5	(After Automatic Reset)		$219,506	$0	$219,506	$10,975	$219,506

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

As the withdrawal during Contract Year 2 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

(a)	the Protected Payment Base remains unchanged; and
(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $201,400 ($212,000 – $10,600).

As the withdrawal during Contract Year 3 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

(c)	the Protected Payment Base remains unchanged; and
(d)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $190,800 ($201,400 – $10,600).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,752 (5% of the reset Protected Payment Base).

As the withdrawal during Contract Year 4 did not exceed the Protected Payment Amount immediately prior to the withdrawal ($10,600):

(e)	the Protected Payment Base remains unchanged;

(f)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $204,452 ($215,052 – $10,600); and

(g)	the Protected Payment Amount is reduced to $152 (5% of the Protected Payment Base less cumulative withdrawals (5% x $215,052 - $10,600 = $152).

Because at the Beginning of Contract Year 5, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 5 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 5 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,975 (5% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Years 2, 3 and 4, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #4 – Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $100,000 is received during Contract Year 1.
•	A withdrawal greater than the Protected Payment Amount is taken during Contract Years 2, 3 and 4.
•	Automatic resets at Beginning of Contract Years 3, 4 and 5.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000	$0	$100,000	$5,000	$100,000
Activity	$100,000		$200,000		$200,000	$10,000	$200,000
2			$207,000	$12,000	$212,000	$10,600	$212,000
Activity		$15,000	$206,490		$197,000	$0	$197,000
3	(Prior to Automatic Reset)		$206,490	$0	$197,000	$9,850	$197,000
3	(After Automatic Reset)		$206,490	$0	$206,490	$10,324	$206,490
Activity		$15,000	$205,944		$191,490	$0	$191,490
4	(Prior to Automatic Reset)		$205,944	$0	$191,490	$9,574	$191,490
4	(After Automatic Reset)		$205,944	$0	$205,944	$10,297	$205,944
Activity		$15,000	$205,360		$190,944	$0	$190,944
5	(Prior to Automatic Reset)		$205,360	$0	$190,944	$9,547	$190,944
5	(After Automatic Reset)		$205,360	$0	$205,360	$10,268	$205,360

For an explanation of the values and activities at the start of and during Contract Year 1, refer to Examples #1 and #2.

Because the $15,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 >$10,600), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are adjusted to the lesser of:

(a)	the Contract Value immediately after the withdrawal ($206,490); or
(b)	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount ($212,000 – $15,000 = $197,000).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $197,000 = $9,850), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 3, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 3 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 3 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,324 (5% of the reset Protected Payment Base).

Because the $15,000 withdrawal during Contract Year 3 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 >$10,324), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are adjusted to the lesser of:

(c)	the Contract Value immediately after the withdrawal ($205,944); or
(d)	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount ($206,490 – $15,000 = $191,490).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $191,490 = $9,574), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 4, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 4 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 4 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,297 (5% of the reset Protected Payment Base).

Because the $15,000 withdrawal during Contract Year 4 exceeds the Protected Payment Amount immediately prior to the withdrawal ($15,000 >$10,297), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are adjusted to the lesser of:

(e)	the Contract Value immediately after the withdrawal ($205,360); or
(f)	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount ($205,944 – $15,000 = $190,944).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $191,490 = $9,547), less cumulative withdrawals during that Contract Year ($15,000), but not less than zero).

Because at the Beginning of Contract Year 5, the Protected Payment Base was less than the Contract Value on that Contract Anniversary (see balances at Beginning of Contract Year 5 – Prior to Automatic Reset), an automatic reset occurred which resets the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value (see balances at Beginning of Contract Year 5 – After Automatic Reset). As a result, the Protected Payment Amount is equal to $10,268 (5% of the reset Protected Payment Base).

Since withdrawals occurred during Contract Years 2, 3 and 4, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #5 – RMD Withdrawals

The effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

					Protected
			Annual	Protected	Payment	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Amount	Protected
Date	Withdrawal	Withdrawal	Amount	Base (PPB)	(5% of PPB)	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

					Protected
			Annual	Protected	Payment	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Amount	Protected
Date	Withdrawal	Withdrawal	Amount	Base (PPB)	(5% of PPB)	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$88,375	$0	$88,375

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a Non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). Because the $4,000 Non-RMD Withdrawal exceeds the Protected Payment Amount, the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reset to the lesser of: (a) the Contract Value immediately after the withdrawal; or (b) the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount.

Assuming that the Contract Value immediately after the withdrawal was $90,000, the Protected Payment Base and Remaining Protected balance will be reset to $88,375 ($92,375 — $4,000 = $88,375) which is the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount.

Example #6 – Lifetime Income

This example applies to the Flexible Lifetime Income Rider (Single) only.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	No subsequent Purchase Payments are received.

•	Owner is age 59 1/2 or older when the first withdrawal was taken.

•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.
•	No automatic reset or Owner-elected reset is assumed during the life of the Rider.

				Protected	Protected	Remaining
Contract		End of Year	Annual	Payment	Payment	Protected
Year	Withdrawal	Contract Value	Credit	Base	Amount	Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000
•	Remaining Protected Balance = Initial Purchase Payment = $100,000
•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 59 1/2 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant, whichever occurs first.

APPENDIX C:

LIFETIME INCOME ACCESS PLUS RIDER &

INCOME ACCESS PLUS RIDER
SAMPLE CALCULATIONS

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns.

Examples 1 through 6 apply to the Lifetime Income Access Plus Rider and the Income Access Plus Rider.

Example #1—Income Access Credit; No Subsequent Purchase Payments; No Withdrawals; No Reset in Remaining Protected Balance.

•	The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	No withdrawals taken.

•	No reset of the Remaining Protected Balance

Beginning				Income	Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
3			$106,090	$6,000	$112,000	$5,600	$112,000
4			$109,273	$6,000	$118,000	$5,900	$118,000
5			$112,551	$6,000	$124,000	$6,200	$124,000
6			$115,927	$6,000	$130,000	$6,500	$130,000
7			$119,405	$0	$130,000	$6,500	$130,000
8			$122,987	$0	$130,000	$6,500	$130,000
9			$126,677	$0	$130,000	$6,500	$130,000
10			$130,477	$0	$130,000	$6,500	$130,000
11			$134,392	$0	$130,000	$6,500	$130,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 6, an Income Access Credit of $6,000 (6% of initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on each Contract Anniversary up to the Contract Anniversary at the beginning of Contract Year 6. As a result, on the Contract Anniversary at the beginning of Contract Year 6, the Protected Payment Base and Remaining Protected Balance are equal to $130,000 and the Protected Payment Amount is equal to $6,500 (5% of $130,000).

No Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary after the Contract Anniversary at the beginning of Contract Year 6, as no reset in the Remaining Protected Balance was assumed.

In addition to the Initial Purchase Payment, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #2—Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $50,000 is received during Contract Year 2.

•	No withdrawals taken.

Beginning				Income	Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
Activity	$50,000		$154,534		$156,000	$7,800	$156,000
3			$156,834	$9,000	$165,000	$8,250	$165,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Immediately after the $50,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $156,000 ($106,000 + $50,000). The Protected Payment Amount after the Purchase Payment is equal to $7,800 (5% of the Protected Payment Base after the Purchase Payment since there are no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 3, an Income Access Credit of $9,000 (6% of Initial Remaining Protected Balance plus 6% of the $50,000 subsequent Purchase Payment) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $165,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $8,250 (5% of the Protected Payment Base on that Contract Anniversary).

Example #3—Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	A withdrawal of $5,000 is taken during Contract Year 2.

Beginning				Income	Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
Activity		$5,000	$99,534		$106,000	$300	$101,000
3			$101,016	$0	$106,000	$5,300	$101,000
4			$104,046	$0	$106,000	$5,300	$101,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Because the $5,000 withdrawal during Contract Year 2 does not exceed the Protected Payment Amount ($5,300):

(a)	the Protected Payment Base remains unchanged;

(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $101,000 ($106,000 - $5,000); and

(c)	the Protected Payment Amount is equal to $300 (5% of the Protected Payment Base after the withdrawal (5% of $106,000 = $5,300), less cumulative withdrawals during that Contract Year ($5,000)).

Since a withdrawal occurred during Contract Year 2, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #4—Withdrawals Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	Two separate withdrawals of $5,000 and $3,000 are taken during Contract Year 2.

Beginning				Income	Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
Activity		$5,000	$99,534		$106,000	$300	$101,000
Activity		$3,000	$97,272		$97,272	$0	$97,272
3			$97,993	$0	$97,272	$4,864	$97,272
4			$100,933	$0	$97,272	$4,864	$97,272

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an Income Access Credit of $6,000 (6% of Initial Remaining Protected Balance) is added to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Because the $5,000 withdrawal during Contract Year 2 does not exceed the Protected Payment Amount ($5,300):

(a)	the Protected Payment Base remains unchanged;

(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $101,000 ($106,000 - $5,000); and

(c)	the Protected Payment Amount is equal to $300 (5% of the Protected Payment Base after the withdrawal (5% of $106,000 = $5,300), less cumulative withdrawals during that Contract Year ($5,000)).

Because the $3,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($3,000 > $300), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are adjusted to the lesser of:

(a)	the Contract Value immediately after the withdrawal ($97,272); or

(b)	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount ($101,000 - $3,000 = $98,000).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $97,272 = $4,864), less cumulative withdrawals during that Contract Year ($8,000), but not less than zero).

Since a withdrawal occurred during Contract Year 2, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #5—Reset in Remaining Protected Balance.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	No withdrawals taken.

•	Reset in the Remaining Protected Balance at the Beginning of Contract Year 4.

Beginning				Income	Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Access	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$110,000	$6,000	$106,000	$5,300	$106,000
3			$121,000	$6,000	$112,000	$5,600	$112,000
4			$133,100	$6,000	$118,000	$5,900	$118,000
(Prior to Reset)
4			$133,100		$133,100	$6,655	$133,100
(After Reset)
5			$146,410	$7,986	$141,086	$7,054	$141,086

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

On the Contract Anniversary at the beginning of Contract Year 4, the Contract Value ($133,100) is greater than the Remaining Protected Balance ($118,000). With the reset in Remaining Protected Balance, the Protected Payment Base and Remaining Protected Balance are set equal to the Contract Value on that Contract Anniversary. As a result, the Protected Payment Amount is equal to $6,655 after the reset.

After the reset in Remaining Protected Balance, eligibility for any Income Access Credit will be based on the most recent Reset Date. That is, an Income Access Credit may be added to the Protected Payment Base and Remaining Protected Balance on up to five additional Contract Anniversaries if certain conditions are met.

The reset in Remaining Protected Balance may result in an increase in the annual Income Access Charge percentage.

The reset in Remaining Protected Balance may also result in a lower Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and Income Access Credit.

Example #6 – RMD Withdrawals

The effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

					Protected
			Annual	Protected	Payment	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Amount	Protected
Date	Withdrawal	Withdrawal	Amount	Base (PPB)	(5% of PPB)	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$98,125
06/15/2007	$1,875			$100,000	$3,125	$96,250
09/15/2007	$1,875			$100,000	$1,250	$94,375
12/15/2007	$1,875			$100,000	$0	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$5,000	$90,500

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

					Protected
			Annual	Protected	Payment	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Amount	Protected
Date	Withdrawal	Withdrawal	Amount	Base (PPB)	(5% of PPB)	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$5,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$3,125	$98,125
04/01/2007		$2,000		$100,000	$1,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$5,000	$96,125
06/15/2007	$1,875			$100,000	$3,125	$94,250
09/15/2007	$1,875			$100,000	$1,250	$92,375
11/15/2007		$4,000		$88,375	$0	$88,375

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $5,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (5% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a Non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($5,000). Because the $4,000 Non-RMD Withdrawal exceeds the Protected Payment Amount, the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reset to the lesser of: (a) the Contract Value immediately after the withdrawal; or (b) the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount.

Assuming that the Contract Value immediately after the withdrawal was $90,000, the Protected Payment Base and Remaining Protected balance will be reset to $88,375 ($92,375 – $4,000 = $88,375) which is the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount.

Example 7 applies to the Lifetime Income Access Plus Rider only.

Example #7—Lifetime Income

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	Owner is age 65 or older when the first withdrawal was taken.

•	Withdrawals, each equal to 5% of the Protected Payment Base are taken each Contract Year.

•	No reset in the Remaining Protected Balance is assumed during the life of the Rider.

Contract		End of Year	Annual	Protected	Protected	Remaining
Year	Withdrawal	Contract Value	Credit	Payment Base	Payment Amount	Protected Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of 5% of the Protected Payment Base will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the first death of an Owner or the date of death of the sole surviving Annuitant, whichever occurs first.

APPENDIX D:

INCOME ACCESS RIDER

SAMPLE CALCULATIONS

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns.

Example #1

Initial Values on the Effective Date based on an initial Purchase Payment of $100,000

Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000

Example #2

Additional Purchase Payment received after the Effective Date of the Rider but within the same Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000		$120,000
Beginning of Year 2				$120,000	$8,400	$120,000

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions and increases and/or decreases in the investment performance of the Variable Account.

Example #3

Cumulative withdrawals during the second Contract Year not exceeding the Protected Payment Amount established for that Contract Year.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000		$120,000
Beginning of Year 2				$120,000	$8,400	$120,000
Activity		$8,400	$110,600			$111,600
Beginning of Year 3				$120,000	$8,400	$111,600

Example #4

Cumulative withdrawals during the third Contract Year exceeding the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 1	$100,000			$100,000	$7,000	$100,000
Activity	$20,000		$122,000	$120,000		$120,000
Beginning of Year 2				$120,000	$8,400	$120,000
Activity		$8,400	$110,600			$111,600
Beginning of Year 3				$120,000	$8,400	$111,600
Activity (Withdrawal)		$8,400	$103,600			$103,200
Activity (Withdrawal)		$5,000	$94,000	$94,000		$94,000
Beginning of Year 4				$94,000	$6,580	$94,000

Because the $5,000 withdrawal causes the cumulative withdrawals to exceed the Protected Payment Amount, the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reset to the lesser of (a) the Contract Value immediately after the withdrawal ($94,000); or, (b) the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount ($103,200 - $5,000 = $98,200).

Example #5

A Step-Up in the Remaining Protected Balance at the Beginning of Contract Year 7 (Step-Up Date). This example further assumes that cumulative withdrawals for Contract Years 4, 5 and 6 do not exceed the Protected Payment Amount and no additional Purchase Payments are made during these Contract Years.

					Protected
	Purchase		Contract	Protected	Payment	Remaining
	Payments	Withdrawal	Value After	Payment	Amount	Protected
Contract Years	Received	Amount	Activity	Base (PPB)	(7% of PPB)	Balance

Beginning of Year 4				$94,000	$6,580	$94,000
Activity (Withdrawal)		$6,580				$87,420
Beginning of Year 5				$94,000	$6,580	$87,420
Activity (Withdrawal)		$6,580				$80,840
Beginning of Year 6				$94,000	$6,580	$80,840
Activity (Withdrawal)		$6,580				$74,260
Beginning of Year 7
(Balances immediately before the Step-Up)			$85,000	$94,000	$6,580	$74,260
Activity (Step-Up effected)
Beginning of Year 7
(Balances immediately after the Step-Up)			$85,000	$85,000	$5,950	$85,000

Because the Contract Value ($85,000) on the Step-Up Date is greater than the Remaining Protected Balance ($74,260) (see balances immediately before the Step-Up), the Step-Up election: (a) resets the Remaining Protected Balance to equal the Contract Value; (b) resets the Protected Payment Base to equal the reset Remaining Protected Balance, resulting in a reduction in the Protected Payment Base; and (c) resets the Protected Payment Amount to equal 7% of the reset Protected Payment Base ($85,000 × 7% = $5,950), resulting in a reduction in the Protected Payment Amount (see balances immediately after the Step-Up).

Example #6

The effect of cumulative RMD Withdrawals during the Contract Year that exceed the Protected Payment Amount established for that Contract Year and its effect on the Protected Payment Base and Remaining Protected Balance. The Annual RMD Amount is based on the entire interest of your Contract as of the previous year-end.

This table assumes quarterly withdrawals of only the Annual RMD Amount during the Contract Year. The calculated Annual RMD amount for the Calendar Year is $7,500 and the Contract Anniversary is May 1 of each year.

					Protected
			Annual	Protected	Payment	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Amount	Protected
Date	Withdrawal	Withdrawal	Amount	Base (PPB)	(7% of PPB)	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$5,125	$98,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$98,125
06/15/2007	$1,875			$100,000	$5,125	$96,250
09/15/2007	$1,875			$100,000	$3,250	$94,375
12/15/2007	$1,875			$100,000	$1,375	$92,500
01/01/2008			$8,000
03/15/2008	$2,000			$100,000	$0	$90,500
05/01/2008 Contract Anniversary				$100,000	$7,000	$90,500

Because all withdrawals during the Contract Year were RMD Withdrawals, there is no adjustment to the Protected Payment Base for exceeding the Protected Payment Amount. The only effect is a reduction in the Remaining Protected Balance equal to the amount of each withdrawal. In addition, the Protected Payment Amount is reduced by the amount of each withdrawal until the Protected Payment Amount is zero.

This chart assumes quarterly withdrawals of the Annual RMD Amount and other non-RMD Withdrawals during the Contract Year. The calculated Annual RMD amount and Contract Anniversary are the same as above.

					Protected
			Annual	Protected	Payment	Remaining
Activity	RMD	Non-RMD	RMD	Payment	Amount	Protected
Date	Withdrawal	Withdrawal	Amount	Base (PPB)	(7% of PPB)	Balance

05/01/2006 Contract Anniversary			$0	$100,000	$7,000	$100,000
01/01/2007			$7,500
03/15/2007	$1,875			$100,000	$5,125	$98,125
04/01/2007		$2,000		$100,000	$3,125	$96,125
05/01/2007 Contract Anniversary				$100,000	$7,000	$96,125
06/15/2007	$1,875			$100,000	$5,125	$94,250
09/15/2007	$1,875			$100,000	$3,250	$92,375
11/15/2007		$4,000		$88,375	$0	$88,375

On 3/15/07 there was an RMD Withdrawal of $1,875 and on 4/1/07 a non-RMD Withdrawal of $2,000. Because the total withdrawals during the Contract Year (5/1/06 through 4/30/07) did not exceed the Protected Payment Amount of $7,000 there was no adjustment to the Protected Payment Base. The only effect is a reduction in the Remaining Protected Balance and the Protected Payment Amount equal to the amount of each withdrawal. On 5/1/07, the Protected Payment Amount was re-calculated (7% of the Protected Payment Base) as of that Contract Anniversary.

On 11/15/07, there was a Non-RMD Withdrawal ($4,000) that caused the cumulative withdrawals during the Contract Year ($7,750) to exceed the Protected Payment Amount ($7,000). Because the $4,000 Non-RMD Withdrawal exceeds the Protected Payment Amount, the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are reset to the lesser of: (a) the Contract Value immediately after the withdrawal; or (b) the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount.

Assuming that the Contract Value immediately after the withdrawal was $90,000, the Protected Payment Base and Remaining Protected balance will be reset to $88,375 ($92,375 – $4,000 = $88,375) which is the Remaining Protected Balance immediately before the withdrawal, less the withdrawal amount.

APPENDIX E:

GUARANTEED PROTECTION ADVANTAGE 5 (GPA 5) RIDER SAMPLE CALCULATIONS

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a 10-Year Term effect the values and benefits under this Rider. These examples are not intended to serve as projections of future investment returns.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000
•	Rider Effective Date = Contract Date
•	A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 4.
•	A withdrawal of $10,000 is taken during Contract Year 7.

Beginning	Purchase			Guaranteed	Amount
of Contract	Payments	Withdrawal	Contract	Protection	added to the
Year	Received	Amount	Value	Amount	Contract Value

1	$100,000		$100,000	$100,000
Activity	$20,000		$118,119	$120,000
2			$117,374	$120,000
3			$114,439	$120,000
4			$111,578	$120,000
Activity	$10,000		$119,480	$120,000
5			$118,726	$120,000
6			$124,662	$120,000
Step-Up (New 10- Year Term Begins)			$124,662	$124,662
7			$121,546	$124,662
Activity		$10,000	$109,259	$114,209
8			$108,570	$114,209
9			$105,856	$114,209
10			$103,209	$114,209
11			$100,629	$114,209
12			$98,114	$114,209
13			$95,661	$114,209
14			$93,269	$114,209
15			$90,937	$114,209
Values at End of 15th Year			$88,664	$114,209
			$114,209	$0	$25,545

On the Rider Effective Date, the initial values are set as follows:

•	Guaranteed Protected Amount = Initial Purchase Payment = $100,000

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Guaranteed Protection Amount will be increased by $20,000.

During Contract Year 4, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Guaranteed Protection Amount because it was not made during the first Contract Year (or first year of the 10-Year Term).

On the 6th Contract Anniversary, there was an optional Step-Up elected. The Step-Up will reset the Guaranteed Protection Amount equal to the Contract Value ($124,662) as of that Contract Anniversary.

During Contract Year 7, a withdrawal of $10,000 was made. This withdrawal will reduce the Guaranteed Protection Amount on a pro-rata basis and will result in a new Guaranteed Protected Amount of $114,209.

At the end of Contract Year 15 (end of the 10-Year Term) the Contract Value ($88,664) is less than the Guaranteed Protection Amount ($114,209). Therefore, $25,545 ($114,209-$88,664=$25,545) is added to the Contract Value and the Rider terminates.

APPENDIX F:

GUARANTEED INCOME ADVANTAGE PLUS RIDER

SAMPLE CALCULATIONS

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by the Guaranteed Income Advantage Plus (“GIA Plus”) Rider, and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns.

Example #1—The initial values on the Rider Effective Date based on an Initial Purchase Payment of $100,000. The Initial Purchase Payment is assumed to be the Contract Value if the Rider Effective Date is on a Contract Anniversary.

Remaining
			Contract				GIA Plus	Dollar
	Purchase		Value	Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
Contract	Payments	Withdrawal	after	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Years	Received	Amount	Activity	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

Beginning of Year 1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Example #2—Subsequent Purchase Payment received during the first Contract Year and its effect on the values and balances under this Rider. This example assumes that no withdrawals have been made.

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

The Guaranteed Income Base prior to receipt of the Purchase Payment is assumed to have accumulated to $101,237. This amount is derived by multiplying each day’s Guaranteed Income Base by the daily factor of 1.000133680. As a result of the subsequent Purchase Payment, the Guaranteed Income Base is increased to $201,237 ($101,237 + $100,000). The Guaranteed Income Base will assume to accumulate to $208,717 at the next Contract Anniversary, by multiplying each day’s Guaranteed Income Base immediately after receipt of the subsequent Purchase Payment by the daily factor of 1.000133680.

The GIA Plus Step-Up Value prior to receipt of the Purchase Payment is $100,000. As a result of the subsequent Purchase Payment, the GIA Plus Step-Up Value is increased to $200,000 ($100,000 + $100,000). On the Contract Anniversary at the beginning of Contract Year 2, the Contract Value ($205,242) is greater than the GIA Plus Step-Up Value immediately prior to that Contract Anniversary ($200,000). As a result, the GIA Plus Step-Up Value as of that Contract Anniversary is equal to the Contract Value on that Contract Anniversary ($205,242).

The GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to the GIA Plus Withdrawal Base on the Rider Effective Date ($100,000) plus cumulative Purchase Payments received after the Rider Effective Date ($100,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to $200,000 ($100,000 + $100,000).

The GIA Plus Withdrawal Amount for Contract Year 2 is determined on the Contract Anniversary at the beginning of Contract Year 2, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Amount for Contract Year 2 is equal to $10,000.

Since no withdrawals were made during Contract Year 1, the GIA Plus Withdrawal Amount for Contract Year 1 ($5,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2.

Example #3—Cumulative withdrawals during Contract Year 2 exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2. The withdrawal is assumed to result in a 10% reduction in the Contract Value.

Since the $20,830 withdrawal exceeded the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract’s Year’s GIA Plus Withdrawal Amount for Contract Year 2, the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3 is zero. Withdrawals are first applied to the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount, if any, until exhausted, then to the GIA Plus Withdrawal Amount for the current Contract Year, until exhausted.

The GIA Plus Withdrawal Amount for Contract Year 3 is determined on the Contract Anniversary at the beginning of Contract Year 3, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 3 is equal to $10,000. The GIA Plus Withdrawal Amount for any Contract Year will not be less than zero.

Immediately after the withdrawal, the Guaranteed Income Base and the GIA Plus Step-Up Value are reduced by the percentage decrease (10%) in Contract Value as a result of the withdrawal.

Since no subsequent Purchase Payments were received during Contract Year 2, the GIA Plus Withdrawal Base at the beginning of Contract Year 3 remains unchanged.

Example #4—Cumulative withdrawals during Contract Year 3 not exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3.

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3, the Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4 is calculated as follows:

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 3: $197,237

Increased at an annual rate of 5% to the Contract Anniversary at the beginning of Contract Year 4: + $9,862

Reduced by the amount equal to the amount withdrawn in Contract Year 3: - $8,000

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4: $199,099

Since no subsequent Purchase Payments were received during Contract Year 3, the GIA Plus Withdrawal Base at the beginning of Contract Year 4 remains unchanged.

The GIA Plus Withdrawal Amount for Contract Year 4 is determined on the Contract Anniversary at the beginning of Contract Year 4, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 4 is equal to $10,000.

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3; the dollar amount of the GIA Plus Withdrawal Amount for Contact Year 3 remaining ($2,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 4.

Example #5—Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and no withdrawals are taken during the first ten (10) Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

					GIA Plus
Beginning			GIA Plus	GIA Plus	Withdrawal	Remaining Dollar
of Contract	Contract Value	Guaranteed	Step-Up	Withdrawal	Amt. (GWA)	Amount of
Year	after Activity	Income Base (GIB)	Value	Base (GWB)	(5% of GWB)	Prior Year’s GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A
2	$103,000	$105,000	$103,000	$100,000	$5,000	$5,000
3	$106,090	$110,250	$106,090	$100,000	$5,000	$5,000
4	$109,273	$115,763	$109,273	$100,000	$5,000	$5,000
5	$112,551	$121,551	$112,551	$100,000	$5,000	$5,000
6	$115,927	$127,628	$115,927	$100,000	$5,000	$5,000
7	$112,450	$134,010	$115,927	$100,000	$5,000	$5,000
8	$109,076	$140,710	$115,927	$100,000	$5,000	$5,000
9	$105,804	$147,746	$115,927	$100,000	$5,000	$5,000
10	$102,630	$155,133	$115,927	$100,000	$5,000	$5,000
11	$99,551	$162,889	$115,927	$100,000	$5,000	$5,000

Example #6—Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and withdrawals of $5,000 are taken each Contract Year for the first ten (10) Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

					GIA Plus
Beginning			GIA Plus	GIA Plus	Withdrawal	Remaining Dollar
of Contract	Contract Value	Guaranteed	Step-Up	Withdrawal	Amt. (GWA)	Amount of
Year	after Activity	Income Base (GIB)	Value	Base (GWB)	(5% of GWB)	Prior Year’s GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A
2	$97,926	$100,000	$97,926	$100,000	$5,000	$0
3	$95,789	$100,000	$95,789	$100,000	$5,000	$0
4	$93,588	$100,000	$93,588	$100,000	$5,000	$0
5	$91,321	$100,000	$91,321	$100,000	$5,000	$0
6	$88,986	$100,000	$88,986	$100,000	$5,000	$0
7	$81,392	$100,000	$83,910	$100,000	$5,000	$0
8	$74,026	$100,000	$78,676	$100,000	$5,000	$0
9	$66,881	$100,000	$73,280	$100,000	$5,000	$0
10	$59,950	$100,000	$67,718	$100,000	$5,000	$0
11	$53,227	$100,000	$61,983	$100,000	$5,000	$0

Should the Contract annuitize immediately after the Rider has been in effect for at least ten (10) years and the GIA Plus Annuity Option has been elected to provide such payments, the net amount applied on the Annuity Date as a single premium to provide the payments is equal to the greater of:

(a)	the Guaranteed Income Base; or

(b)	the GIA Plus Step-Up Value; less any:

(c)	applicable withdrawal charges resulting from the conversion to the GIA Plus Annuity Option;

(d)	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date; and

(e) charges for premium taxes and/or other taxes.

Under Example #5, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($162,889), as it is greater than the GIA Plus Step-Up Value ($115,927) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

Under Example #6, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($100,000), as it is greater than the GIA Plus Step-Up Value ($61,983) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

APPENDIX G:

EXAMPLES OF CONTINGENT DEFERRED SALES CHARGE

The following examples illustrate the operation of the contingent deferred sales charge.

Example 1:

A Contract Owner makes a single premium payment of $10,000 in the first Contract Year and the Contract’s Accumulated Value grows to $15,000 in the fifth Contract Year. A partial withdrawal of $11,000 is requested at that time and no prior withdrawals have been made.

Basis of Charge	Rate of Charge	Explanation

$1,000	0%	10% free withdrawal amount on premium Age 5—No charge imposed.
9,000	3%	Applied against remaining premium Age 5.
1,000	0%	No charge imposed on an amount in excess of aggregate premiums received in last 5 Contract Years.

The contingent deferred sales charge would be $270.

Example 2:

A Contract Owner makes an initial premium payment of $5,000 in the first Contract Year, and subsequent premium payments of $2,000 in the second, third, and fourth Contract Years for total premiums of $11,000, and the Contract’s Accumulated Value has grown to $17,000 in the sixth Contract Year. A withdrawal of $12,000 is requested in the sixth Contract Year and no prior withdrawals have been made.

Basis of Charge	Rate of Charge	Explanation

$5,000	0%	Applied against premiums Age 6—No charge imposed.
600	0%	10% free withdrawal amount applied against premium Age 5.
1,400	3%	Applied against remaining premium Age 5.
2,000	4%	Applied against premium Age 4.
2,000	5%	Applied against premium Age 3.
1,000	0%	No charge imposed on an amount in excess of aggregate premium received in last 5 Contract Years.

The contingent deferred sales charge would be $222.

Example 3:

A Contract Owner makes a single premium payment of $12,000 and has received four quarterly scheduled withdrawals of $200 in the second Contract Year. An unscheduled partial withdrawal was also made of $500 after the third scheduled withdrawal.

Basis of Charge	Rate of Charge	Explanation

$200	0%	10% free withdrawal amount on premium Age 2—No charge imposed.
200	0%	10% free withdrawal amount on premium Age 2—No charge imposed.
200	0%	10% free withdrawal amount on premium Age 2—No charge imposed.
500	0%	10% free withdrawal amount on premium Age 2—No charge imposed.
100	0%	10% free withdrawal amount on premium Age 2—No charge imposed.
100	6%	Applied against premium Age 2.

The contingent deferred sales charge would be $6.

APPENDIX H:

PORTFOLIO OPTIMIZATION MODELS UNTIL MAY 4, 2007

For Contracts in a Portfolio Optimization Model during the period May 5, 2006 to May 4, 2007

If you select a Portfolio Optimization model, until May 4, 2007 your Purchase Payments or Contract Value, as applicable, will be allocated to the Investment Options according to the model you select as indicated in the chart below. On May 4, 2007, we will automatically update your model to the Portfolio Optimization model allocations shown under the HOW YOUR INVESTMENTS ARE ALLOCATED— Portfolio Optimization section in this Prospectus.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash	10%	6%	1%	2%	2%

Bonds	67	50	39	18	6

Domestic Stocks	17	32	42	56	61

International Stocks	6	12	18	24	31

Portfolio Optimization Model Target Allocations as of May 5, 2006

	Model A	Model B	Model C	Model D	Model E

International Value	3%	5%	5%	5%	12%

International Small-Cap	—	—	2	3	3

Diversified Research	2	4	4	4	4

American Funds® Growth-Income	—	—	3	5	8

American Funds® Growth	—	2	3	6	8

Short Duration Bond	23	12	8	2	—

Diversified Bond	6	5	3	2	—

Growth LT	—	—	3	3	3

Mid-Cap Value	4	6	8	12	10

Large-Cap Growth	—	5	5	4	4

International Large-Cap	2	6	8	13	13

Equity Index	—	—	2	4	4

Small-Cap Index	—	—	—	2	2

Small-Cap Growth	—	—	—	2	3

Small-Cap Value	—	2	2	—	—

Main Street® Core	8	7	6	4	2

Emerging Markets	—	—	3	4	4

Managed Bond	17	14	11	3	—

Inflation Managed	16	13	11	6	—

Money Market	8	4	—	—	—

High Yield Bond	5	4	2	—	—

Large-Cap Value	4	5	5	6	6

Comstock	2	4	4	4	4

Mid-Cap Growth	—	2	2	3	3

Real Estate	—	—	—	3	5

Small-Cap Equity	—	—	—	—	2

Less Volatile < ---------------------------------------------------------------- > More Volatile

To receive a current copy of the Pacific Select Variable Annuity SAI without charge, call (800) 722-4448. Registered Representatives may call us at (800) 722-2333. You may also complete the following and send it to:
Pacific Life Insurance Company Post Office Box 2378 Omaha, Nebraska 68103-2378

Name

Address

City	State	Zip

PH02/533003.29

PACIFIC SELECT
VARIABLE ANNUITY
WHERE TO GO FOR MORE INFORMATION

The Pacific Select Variable Annuity variable annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your registered representative or contact us.

You’ll find more information about the Pacific Select Variable Annuity variable annuity contract and the Pacific Select Variable Annuity Separate Account in the Statement of Additional Information (SAI) dated May 1, 2007.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find the table of contents for the SAI on page 87 of this Prospectus.

You can get a copy of the SAI at no charge by calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

How to contact us

Call or write to us at:
Pacific Life Insurance Company
P.O. Box 2378
Omaha, Nebraska 68103-2378

Contract Owners: 1-800-722-4448

Registered Representatives: 1-800-722-2333
6 a.m. through 5 p.m. Pacific time

Send Investments, other payments and application forms to the following address:

By mail

Pacific Life Insurance Company
P.O. Box 2290
Omaha, Nebraska 68103-2290

By overnight delivery service

Pacific Life Insurance Company
1299 Farnam Street, 10th Floor, AMF
Omaha, Nebraska 68102

How to contact the SEC

Public Reference Section of the SEC
Washington, D.C. 20549-6009
1-800-SEC-0330
Internet: www.sec.gov

NASD Public Disclosure program

The NASD provides investor protection education through its website and printed materials. The NASD regulation website address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure program may be obtained from the NASD. The NASD Public Disclosure hotline number is (800) 289-9999. The NASD does not charge a fee for the Public Disclosure program services.

Pacific Life Insurance Company

700 Newport Center Drive
Newport Beach, CA 92660
(800) 722-4448 – Contract Owners
(800) 722-2333 – Registered Representatives

Mailing address:

P.O. Box 2378
Omaha, Nebraska 68103-2378

Visit us at our website: www.PacificLife.com

* Membership promotes ethical market conduct
for individual life insurance and annuities

249-07A

Pacific Life Insurance Company
Mailing address:
P.O. Box 2378
Omaha, Nebraska 68103-2378

ADDRESS SERVICE REQUESTED

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Paid
Santa Ana CA
Permit #61

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

PACIFIC SELECT VARIABLE ANNUITY

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

Pacific Select Variable Annuity (the “Contract”) is a variable annuity contract offered by Pacific Life Insurance Company (“Pacific Life”).

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2007, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Pacific Life Insurance Company

Mailing address: P.O. Box 2378
Omaha, Nebraska 68103-2378

(800) 722-4448 - Contract Owners

(800) 722-2333 - Registered Representatives

i

PERFORMANCE INFORMATION

Performance information for the Variable Accounts of the Separate Account, including the yield and effective yield of the Variable Account investing in the Fund’s Money Market Portfolio (“Money Market Variable Account”), the yield of the remaining Variable Accounts, and the total return of all Variable Accounts, may appear in advertisements, reports, and promotional literature to current or prospective Owners.

Current yield for the Money Market Variable Account will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of the Variable Account’s expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)(To the power of 365/7)] - 1

Quotations of yield for the remaining Variable Accounts will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where	a	=	net investment income earned during the period by the Portfolio attributable to shares owned by the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per Accumulation Unit on the last day of the period.

Quotations of average annual total return for any Variable Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Variable Account), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Performance information for Variable Accounts may also be advertised based on the historical performance of the Fund Portfolio underlying the Variable Account for periods beginning prior to the date each Variable Account commenced operations. Any such performance calculation will be based on the assumption that the Variable Account corresponding to the applicable Fund Portfolio was in existence throughout the stated period and that the contractual charges and expenses of the Variable Account during that period were equal to those currently assessed under the Contract. Quotations of total return may simultaneously be shown for the same or other periods that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee.

Performance information for a Variable Account may be compared, in reports and promotional literature, to various benchmarks that measure the performance of a pertinent group of securities so that investors may compare a Variable Account’s results with those of a group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. Performance information may also be compared to:

•	other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. (“Lipper”) a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or

1

tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria, and

•	the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Variable Account reflects only the performance of a hypothetical Contract under which an Owner’s Accumulated Value is allocated to a Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including:

•	the ranking of any Variable Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria,

•	the effect of tax-deferred compounding on a Variable Account’s investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and

•	our rating or a rating of our claims paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

TAX DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value under an annuity contract until some form of distribution is made under the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract versus accumulation from an investment on which gains are taxed on a current ordinary income basis. The chart portrays accumulation of a $10,000 investment, assuming hypothetical gross annual rates of return of 0%, 4% and 8%, compounded annually, and a tax bracket of 33%. Values for the taxable investment are presented with the assumption that annual taxes are paid from returns of the investment and they do not reflect the deduction of any management fees or other expenses. The values shown for the variable annuity do not reflect the deduction of contractual expenses, such as the Mortality and Expense Risk Charge (equal to an annual rate of 1.25% of each Variable Account’s average daily net assets), the monthly Administrative Charge (equal to an annual rate of 0.15% of each Variable Account’s Accumulated Value), the annual Maintenance Fee of $30, any Transfer Fee (equal to $15.00 per transfer for the thirteenth and subsequent transfers occurring during a Contract year), any charge for optional Riders (equal to a maximum annual rate ranging from 0.10% to 1.20% of average daily account value) or Premium Tax Charge or the investment advisory fees and operating expenses of the Fund. The values shown also do not reflect the withdrawal charge.

Generally, the withdrawal charge is equal to 6% of the amount withdrawn attributable to Premium Payments that are two years old or less, 5% of the amount withdrawn attributable to Premium Payments that are three years old, 4% of the amount withdrawn attributable to Premium Payments that are four years old, 3% of the amount withdrawn attributable to Premium Payments that are five years old, and 0% of the amount withdrawn attributable to Premium Payments that are six years old or older. Each Investment is considered one year old

2

in the Contract year it is received by us and increases in Age by one on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge to the extent that total withdrawals that are free of charge during the Contract year do not exceed 10% of the sum of your Premium Payments paid up to the date of the withdrawal, plus premium paid in the previous four Contract years. If these expenses were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the periods shown. The chart assumes a full withdrawal, at the end of the periods shown, of all Accumulated Value and the payment of taxes at the 33% tax rate on the amount in excess of the Premium Payments.

The rates of returns illustrated are hypothetical and are not a guarantee of performance. Tax rates may vary for different assets (e.g. capital gains and qualifying dividend income) and taxpayers from the 33% used in the chart, which would result in different values than those shown on the chart and withdrawals and surrenders by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

Power of Tax Deferral

$10,000 investment at annual rates of 0%, 4% and 8% taxed @ 33%

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc., our subsidiary, acts as the distributor of the Contracts and offers the Contracts on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to solicit applications for the

3

Contracts. The aggregate amount of underwriting commissions paid to PSD for 2006, 2005, and 2004 with regard to this Contract was $21,797,460, $23,235,856 and $38,927,760 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Contracts. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Contracts. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Contract, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

Under certain circumstances where PSD pays lower initial commissions, certain broker-dealers that solicit applications for Contracts may be paid an ongoing persistency trail commission (sometimes called a residual). The mix of Purchase Payment-based versus trail commissions varies depending upon our agreement with the selling broker-dealer and the commission option selected by your registered representative or broker-dealer. Certain broker-dealers may also be paid a persistency bonus which will be based on assets under management and duration of contracts. The persistency bonus for a registered representative is not expected to exceed .25% of their total assets under management.

In addition to the Purchase Payment-based, trail commissions and persistency bonus described above, we and/or an affiliate may pay additional cash compensation from our own resources in connection with the promotion and solicitation of applications for the Contracts by some, but not all, broker-dealers. The range of additional cash compensation based on Purchase Payments generally does not exceed 0.40% and trailing compensation based on Account Value generally does not exceed 0.10% on an annual basis. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance or other heightened visibility and access to the broker-dealer’s sales force that may otherwise influence the way that the broker-dealer and the registered representative market the Contracts.

As of December 31, 2006, the following firms have arrangements in effect with the Distributor pursuant to which the firm is entitled to receive a revenue sharing payment:

A G Edwards & Sons Inc., A I G Financial Advisors Inc., Advantage Capital Corporation, American General Securities Inc., AmSouth Investment Services Inc., Askar Corporation, Associated Securities Corp., Bancwest Investment Services Inc., C C O Investment Services Corp, C U S O Financial Services L P, Chevy Chase Financial Services Corp., Citicorp Investment Services, Citigroup Global Markets Inc., Colonial Brokerage Inc., Commonwealth Financial Network, Compass Brokerage Inc., Countrywide Investment Services Inc., D F C Investor Services, Essex National Securities Inc., F F P Securities Inc., F S C Securities Corporation, Financial Network Investment Corp., First Citizens Investor Services Inc., First Heartland Capital Inc., First Tennessee Brokerage Inc., Geneos Wealth Management Inc., Great American Advisors Inc., I F M G Securities Inc., I N G Financial Partners Inc., Invest Financial Corporation, Investacorp Inc., Investment Centers of America Inc., J J B Hilliard, W L Lyons Inc., Jacques Financial L L C, Janney Montgomery Scott Inc., Jefferson Pilot Securities Corporation, Key Investment Services L L C, Lincoln Financial Advisors Corp., Linsco/Private Ledger Corp., M Holdings Securities Inc., M L Stern & Co L L C, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Morgan Keegan & Company Inc., Multi-Financial Securities Corp., Mutual Of Omaha Investor Services Inc., Mutual Service Corporation, N F P Securities Inc., NatCity Investments Inc., National Planning Corporation, P F I C Securities Corporation, P N C Investments L L C, Pension Planners Securities Inc., Primevest Financial Services Inc., ProEquities Inc., R B C Dain Rauscher Inc., Raymond James & Associates Inc., Raymond James Financial Services Inc., Robert W Baird & Company Inc., Royal Alliance Associates Inc., S I I Investments Inc., Securities America, Sorrento Pacific Financial L L C, Sterne Agee Financial Services Inc., Sterne, Agee & Leach Inc., Stifel Nicolaus & Company Inc., Suntrust Investment Ser-

4

vices Inc., Tower Square Securities Inc., Transamerica Financial Advisors Inc, Triad Advisors Inc, U B S Financial Services Inc, U S Bancorp Investments Inc., Unionbanc Investment Services L L C, United Planners’ Financial Services of America, Uvest Financial Services Group Inc., V S R Financial Services Inc., Vision Investment Services Inc., W M Financial Services Inc., Wachovia Securities Financial Network L L C, Wachovia Securities L L C, Walnut Street Securities, Waterstone Financial Group Inc., Wescom Financial Services L L C, Woodbury Financial Services Inc., X C U Capital Corporation, Zions Direct Inc.

We or our affiliates may also pay override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract over other investment options. You may ask your registered representative about these conflicts of interests and how he/she and his/her broker-dealer are compensated for selling the Contract.

We directly or indirectly own interests in a number of broker-dealers that offer this Contract among others. Such affiliated broker dealers, other than PSD, include Associated Securities Corp., Contemporary Financial Solutions, Inc., Mutual Service Corporation, United Planners’ Financial Services of America, M.L. Stern & Co., LLC, Sorrento Pacific Financial, LLC and Waterstone Financial Group. These affiliated broker-dealers and their registered representatives are compensated as described above with Purchase Payment-based and trailing commissions. The affiliated broker-dealers also may receive additional cash compensation of 0.10% based on Purchase Payments and 0.05% trailing compensation based on Account Value as described above. We receive “preferred” status at the affiliated broker-dealers along with other product vendors that provide similar support. PSD or its affiliates may also pay other amounts as described above to the affiliated broker-dealers or persons associated with the affiliated broker-dealers. Finally, within certain limits imposed by the NASD, registered representatives who are associated with broker/ dealer firms affiliated with us may qualify for sales incentive programs sponsored by us.

Portfolio Managers of the underlying Portfolios available under this Contract may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Portfolio Managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund (“the Fund”), and spouses/guests of the foregoing. The Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Fund pays for the expenses of the meetings of its Board of Trustees, including the pro-rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Portfolio Managers. PSD serves as the Fund’s Distributor.

GENERAL INFORMATION AND HISTORY

For a description of the Individual Flexible Premium Variable Accumulation Deferred Annuity Contract (the “Contract”), Pacific Life, and the Pacific Select Variable Annuity Separate Account (the “Separate Account”), see the Prospectus. This SAI contains information that supplements the information in the Prospectus. Defined terms used in this SAI have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.

5

Systematic Transfer Options

The fixed option(s) are not available in connection with portfolio rebalancing. The systematic transfer options are not available after you annuitize and are subject to the same requirements and restrictions as non-systematic transfers. In addition, no fixed option(s) may be used as the target Investment Option under any systematic transfer program.

Dollar Cost Averaging Option

We currently offer an option under which Contract Owners may dollar cost average their allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts, subject to the limitation on the Growth Variable Account.

Contract Owners may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar cost averaging allocations may not be made from the Fixed Account and a Variable Account at the same time.

You may request dollar cost averaging by sending a proper request to us. You must designate the Variable Account or Fixed Account from which the transfers will be made, the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfers will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

To elect the dollar cost averaging option, the Accumulated Value in the Variable Account from which the dollar cost averaging transfers will be made must be at least $5,000. The dollar cost averaging request will not be considered complete until the Contract Owner’s Accumulated Value in the Variable Account from which the transfers will be made is at least $5,000. Currently, we are not enforcing the minimum Variable Account value but we reserve the right to enforce such minimum amounts in the future. After we have received a dollar cost averaging request in proper form, we will transfer Accumulated Value in amounts designated by you from the Variable Account or Fixed Account from which transfers are to be made to the Variable Account or Accounts you have chosen. The minimum amount or percentages that may be transferred to any one Variable Account is $50. Currently, we are not enforcing the minimum transfer amount but we reserve the right to enforce such minimum amounts in the future. After the Free Look Period, the first transfer will be effected on the Contract’s Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by you, coincident with or next following receipt by us of a dollar cost averaging request in proper form, and subsequent transfers will be effected on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as designated by the Contract Owner until the total amount elected has been transferred, or until Accumulated Value in the Fixed Account or Variable Account from which transfers are made has been depleted. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

You may instruct us at any time to terminate the option. In that event, the Accumulated Value in the Variable Account or Fixed Account from which transfers were being made that has not been transferred will remain in that Account unless you instruct otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account or Fixed Account has been depleted, or after the dollar cost averaging option has been cancelled, a new dollar cost averaging request must be sent to us. The Variable Account from which transfers are to be made must meet the minimum amount of Accumulated Value requirement. We may discontinue, modify, or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing Option

Portfolio rebalancing allows Contract Owners who are not currently dollar cost averaging to maintain the percentage of Accumulated Value allocated to each Variable Investment Option at a pre-set level during the Accumulation Period. For example, you could specify that 30% of the Contract’s Accumulated Value be

6

allocated to the Equity Index Variable Account, 40% in the Managed Bond Variable Account, and 30% in the Growth LT Variable Account. Over time, the variations in each Variable Account’s investment results will shift this balance of your Accumulated Value in the Contract. If you elect the portfolio rebalancing feature, we will automatically transfer the Accumulated Value back to the percentages you specified.

You may request portfolio rebalancing by sending a proper written request to us during the Accumulation Period. You must designate the percentages to allocate to each Variable Account and the desired frequency of rebalancing, which may be on a quarterly, semi-annual or annual basis. If you specify a date fewer than 30 days after the Contract Date, the first rebalance will be delayed one month, and if rebalancing was requested on the application with no specific date, rebalancing will occur one period after the Contract Date. You may instruct us at any time to terminate the portfolio rebalancing option by written request. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Variable Accounts. These assets are held separate and apart from the assets of our general account and our other separate accounts.

Misstatements

If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by us under the Contract shall be such as the Accumulated Value would have provided for the correct age or sex (unless unisex rates apply).

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Pacific Select Variable Annuity Separate Account as of December 31, 2006, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented and the financial highlights for each of the periods presented are incorporated by reference in this Statement of Additional Information from the Annual Report of Pacific Select Variable Annuity Separate Account dated December 31, 2006. Pacific Life’s consolidated financial statements as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT AUDITORS

The financial statements of Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company as of December 31, 2006 and for each of the periods presented have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, independent registered public accounting firm, as stated in the Annual Report of Pacific Select Variable Annuity Separate Account dated December 31, 2006, which is incorporated by reference in this Registration statement.

The financial statements as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, independent auditors, as stated in their report appearing herein.

7

INDEPENDENT AUDITORS’ REPORT
Pacific Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for variable interest entities in 2005 and for certain non-traditional long-duration contracts in 2004.
/s/ DELOITTE & TOUCHE LLP
Costa Mesa, CA
March 2, 2007

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2006	2005
	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$25,783	$25,685
Equity securities available for sale, at estimated fair value	428	417
Mortgage loans	3,567	3,925
Policy loans	6,068	5,904
Interest in PIMCO	286	368
Other investments	1,331	1,194

TOTAL INVESTMENTS	37,463	37,493
Cash and cash equivalents	1,396	810
Deferred policy acquisition costs	4,248	3,787
Other assets	1,190	1,278
Separate account assets	48,900	37,940

TOTAL ASSETS	$93,197	$81,308

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Policyholder account balances	$30,744	$30,143
Future policy benefits	5,341	5,098
Short-term and long-term debt	199	216
Other liabilities	1,736	1,788
Separate account liabilities	48,900	37,940

TOTAL LIABILITIES	86,920	75,185

Commitments and contingencies (Note 19)

Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	505	502
Unearned ESOP shares		(8)
Retained earnings	5,244	4,839
Accumulated other comprehensive income	498	760

TOTAL STOCKHOLDER’S EQUITY	6,277	6,123

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$93,197	$81,308

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
REVENUES
Policy fees and insurance premiums	$1,538	$1,361	$1,367
Net investment income	2,047	1,921	1,838
Net realized investment gain	61	23	2
Realized investment gain on interest in PIMCO	32	104	169
Commission revenue	287	274	270
Investment advisory fees	399	317	248
Other income	63	38	26

TOTAL REVENUES	4,427	4,038	3,920

BENEFITS AND EXPENSES
Interest credited to policyholder account balances	1,219	1,198	1,125
Policy benefits paid or provided	780	706	715
Commission expenses	824	732	721
Operating expenses	803	796	669

TOTAL BENEFITS AND EXPENSES	3,626	3,432	3,230

INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	801	606	690
Provision for income taxes	196	101	142

INCOME FROM CONTINUING OPERATIONS	605	505	548
Discontinued operations, net of taxes	(1)	41	33
Cumulative adjustments due to changes in accounting principles		(2)	(19)
Minority interest	(14)	(2)	(1)

NET INCOME	$590	$542	$561

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other
					Comprehensive Income (Loss)
					Unrealized
					Gain (Loss) on
					Derivatives	Unrealized
			Unearned		and Securities	Gain on
	Common	Paid-in	ESOP	Retained	Available for	Interest in	Other,
	Stock	Capital	Shares	Earnings	Sale, Net	PIMCO, Net	Net	Total
	(In Millions)
BALANCES, JANUARY 1, 2004	$30	$500	($29)	$3,736	$835	$233	($3)	$5,302
Comprehensive income:
Net income				561				561
Other comprehensive income (loss)					74	(101)	(5)	(32)

Total comprehensive income								529
Other equity adjustments		(3)	12					9

BALANCES, DECEMBER 31, 2004	30	497	(17)	4,297	909	132	(8)	5,840
Comprehensive income:
Net income				542				542
Other comprehensive income (loss)					(227)	(49)	3	(273)

Total comprehensive income								269
Other equity adjustments		5	9					14

BALANCES, DECEMBER 31, 2005	30	502	(8)	4,839	682	83	(5)	6,123
Comprehensive income:
Net income				590				590
Other comprehensive income (loss)					(246)	(18)	2	(262)

Total comprehensive income								328
Dividends paid				(185)				(185)
Other equity adjustments		3	8					11

BALANCES, DECEMBER 31, 2006	$30	$505	$0	$5,244	$436	$65	($3)	$6,277

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income excluding discontinued operations	$591	$501	$528
Adjustments to reconcile net income excluding discontinued operations to net cash provided by operating activities:
Equity in earnings of equity method investments in excess of distributions	1	(58)	(32)
Net accretion on fixed maturity securities	(126)	(96)	(75)
Depreciation and other amortization	66	36	37
Deferred income taxes	47	63	(54)
Net realized investment gain	(61)	(23)	(2)
Realized investment gain on interest in PIMCO	(32)	(104)	(169)
Net change in deferred policy acquisition costs	(496)	(452)	(376)
Interest credited to policyholder account balances	1,219	1,198	1,125
Change in future policy benefits and other insurance liabilities	502	172	76
Other operating activities, net	298	373	521

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	2,009	1,610	1,579
Net cash used in operating activities of discontinued operations	(22)	(79)	(28)

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,987	1,531	1,551

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(5,037)	(4,061)	(6,020)
Sales	2,039	1,509	1,133
Maturities and repayments	2,937	2,381	2,223
Repayments of mortgage loans	1,330	423	1,833
Purchases of mortgage loans and real estate	(1,140)	(1,153)	(1,299)
Change in policy loans	(164)	(275)	(222)
Interest in PIMCO	88	266	500
Purchases and terminations of derivative instruments	(9)	105	469
Change in collateral received or pledged	143	(317)	(119)
Other investing activities, net	(237)	(421)	332

NET CASH USED IN INVESTING ACTIVITIES	(50)	(1,543)	(1,170)

(Continued)
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2006	2005	2004
	(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$4,760	$5,275	$5,633
Withdrawals	(5,940)	(5,389)	(5,575)
Net change in short-term debt	(3)	(1)	(109)
Issuance of long-term debt	9	2
Payments of long-term debt	(19)	(23)
Dividends paid	(169)
Other financing activities	11	10	11

NET CASH USED IN FINANCING ACTIVITIES	(1,351)	(126)	(40)

Net change in cash and cash equivalents	586	(138)	341
Cash and cash equivalents, beginning of year	810	948	607

CASH AND CASH EQUIVALENTS, END OF YEAR	$1,396	$810	$948

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid	$35	$237	$129
Interest paid	$16	$16	$13

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a California mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the California Department of Insurance (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

From time to time, insurance companies review their states of legal domicile. Many factors are involved in this review including a state’s premium tax rate. Because state imposed premium taxes are generally based on the higher of the domiciliary state’s premium tax rate or the local state rate, insurers domiciled in high tax rate states pay a retaliatory tax to states where the business is originated. After consideration of this and other factors, Pacific Life transferred its legal domicile from the State of California to the State of Nebraska effective September 1, 2005 (the Redomestication).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, individual annuities, pension and institutional products, and broker-dealer operations. Pacific Life’s primary business operations provide life insurance products, individual annuities and mutual funds, and offer to individuals, businesses, and pension plans a variety of investment products and services.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company was determined to be the primary beneficiary. All significant intercompany transactions and balances have been eliminated. Included in other liabilities is minority interest of $93 million and $30 million as of December 31, 2006 and 2005, respectively.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI) subsequent to the Redomestication and on accounting practices prescribed or permitted by the CA DOI prior to the Redomestication. These consolidated financial statements materially differ from those filed with regulatory authorities (Note 2).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as significant, as they involve a higher degree of judgment and are subject to a significant degree of variability: deferred policy acquisition costs (DAC), investment valuation, including other than temporary impairments, derivative valuation, liabilities for future policy benefits, provision for income taxes, and accounting for employee benefit plans.

As of December 31, 2006, the Company reclassified payments in transit drawn on bank accounts, for which there was no cash on deposit, to other liabilities rather than a reduction in cash and cash equivalents. Prior year amounts were reclassified in the Company’s consolidated statements of financial condition and consolidated statements of cash flows to conform to the current period presentation. Payments in transit were $138 million, $112 million and $111 million as of December 31, 2005, 2004 and 2003, respectively. Certain other prior year amounts have been reclassified to conform to the 2006 financial statement presentation.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In April 2006, the Financial Accounting Standards Board (FASB) issued a FASB Staff Position (FSP) on FASB Interpretation No. (FIN) 46(R)-6, Determining the Variability to Be Considered in Applying FASB Interpretation No. 46(R). This FSP addresses how an entity determines the variability to be considered in applying FIN 46 (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46(R)). The variability affects the determination of whether an entity is a VIE, which interests are variable interests in an entity, and which party is the primary beneficiary of the VIE. That variability affects any calculation of expected losses and expected residual returns, if such a calculation is necessary. FSP FIN 46(R)-6 was effective for the Company beginning July 1, 2006. The adoption of FSP FIN 46(R)-6 did not impact the Company’s consolidated financial statements.

Effective January 1, 2006, the Company adopted FASB Statement of Financial Accounting Standard (SFAS) No. 154, Accounting Changes and Error Corrections. This statement changes the requirements for the accounting for and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle as well as changes required by a new accounting pronouncement. It establishes, unless impracticable, retrospective application as the required method for reporting a change in accounting principle in the absence of explicit transition requirements specific to a newly adopted accounting principle. Adoption has not impacted the Company’s consolidated financial statements.

Effective January 1, 2006, the Company adopted FSP SFAS No. 115-1 and SFAS No. 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. The guidance within the FSP is applicable to debt and equity securities that are within the scope of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. The FSP nullifies certain requirements of Emerging Issues Task Force (EITF) Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, regarding the recognition of other than temporary impairments and restores the guidance for determination of other than temporary impairment to SFAS No. 115, EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets, and Accounting Principles Board (APB) Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock. The FSP adopts the disclosure requirements of EITF Issue No. 03-1. For other than temporarily impaired debt securities, the investor will account for the debt security as if the debt security was purchased on the measurement date of the other than temporary impairment. The discount recorded for the debt security will be amortized over the remaining life of the debt security as a yield adjustment. Adoption did not have a material impact on the Company’s consolidated financial statements.

In June 2005, the EITF reached a consensus on EITF Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights. This EITF addresses whether a partnership should be consolidated by one of its partners and evaluates what considerations are relevant in determining whether a general partner should consolidate a limited partnership. EITF Issue No. 04-5 was effective in the third quarter of 2005 for new agreements subsequent to July 1, 2005, and in the first quarter of 2006 for agreements existing prior to July 1, 2005. The adoption of EITF Issue No. 04-5 had no impact on the Company’s consolidated financial statements.

In March 2005, the FASB issued FSP FIN 46(R)-5, Implicit Variable Interests Under FASB Interpretation No. 46(R), Consolidation of Variable Interest Entities. This FSP addresses whether a reporting entity has an implicit variable interest in a VIE that commonly arises in leasing arrangements among related parties, as well as other types of arrangements involving both related and unrelated parties. This FSP was effective in the second quarter of 2005 and had no impact on the Company’s consolidated financial statements.

In March 2005, the FASB issued FIN 47, Accounting for Conditional Asset Retirement Obligations. FIN 47 clarifies that the term “conditional asset retirement obligation” as used in SFAS No. 143, Accounting for Asset Retirement Obligations, refers to a legal obligation to perform an asset retirement activity in which the timing and (or) method of settlement are conditional on a future event that may or may not be within the control of the entity. The obligation to perform the asset retirement activity is unconditional even though uncertainty exists about the timing and (or) method of settlement. Uncertainty about the timing and (or) method of settlement of a conditional asset retirement obligation should be factored into the measurement of the liability when sufficient information exists to make a reasonable estimate of the fair value of the obligation. FIN 47 was adopted in the fourth quarter of 2005 and did not have a significant impact on the Company’s consolidated financial statements.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB No. 29, Accounting for Nonmonetary Transactions. This statement eliminates the exception from fair value measurement for nonmonetary exchanges of similar productive assets and replaces it with an exception for exchanges that do not have commercial substance. This statement specifies that a nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS No. 153 was effective for nonmonetary asset exchanges occurring beginning in the third quarter of 2005 and did not have a significant impact on the Company’s consolidated financial statements.

Effective January 1, 2004, the Company adopted Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non Traditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 addresses: 1) separate account presentation; 2) accounting for an insurance company’s proportionate interest in separate accounts; 3) transfers of assets from the general account to a separate account; 4) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits (GMDB) and annuitization benefits; and 5) accounting for sales inducements. In September 2004, the AICPA subsequently issued a Technical Practice Aid, which contains interpretive guidance on applying certain provisions of SOP 03-1. The interpretive guidance has been incorporated into the adoption of SOP 03-1.

The Company’s accounting is consistent with the provisions of SOP 03-1 relating to separate account reporting. The adoption of these provisions of SOP 03-1 did not impact the Company’s consolidated financial statements.

Certain variable annuity (VA) contracts classified as insurance contracts have amounts charged against contract holders for an insurance benefit feature assessed in a manner that is expected to result in profits in earlier years and subsequent losses from that insurance benefit, including GMDB and guaranteed living income benefits (GLIB). A liability is required to be established in addition to the account balance to recognize the portion of such assessments that compensate the insurance enterprise for benefits to be provided in future periods. The Company had historically established GMDB reserves and recorded a liability of $32 million as of December 31, 2003. There were no GLIB reserves established as of December 31, 2003. Upon the adoption of SOP 03-1, these reserves were increased by $24 million, with the GMDB reserve increased by $17 million to $49 million and the GLIB reserve was established at $7 million. Additionally, the present value of estimated gross profits underlying the VA DAC calculation was revised for the requirements of SOP 03-1, resulting in a $10 million reduction of the VA DAC asset.

Certain universal life (UL) and variable universal life (VUL) contracts classified as insurance contracts have amounts charged against contract holders for an insurance benefit feature assessed in a manner that is expected to result in profits in earlier years and subsequent losses from the insurance benefit, including policy death benefits, no lapse guarantee riders (NLGR) and related reinsurance ceded coverages. A liability, net of reinsurance ceded, is required in addition to the account balance to recognize the portion of such assessments that compensates the insurance enterprise for benefits to be provided in future periods. The Company had historically established a reserve for reinsurance cost on one life reinsurance agreement and recorded a liability of $37 million as of December 31, 2003. Upon the adoption in 2004 of SOP 03-1, the reserve was decreased by $4 million. There were no NLGR or annuitization reserves established as of December 31, 2003. Upon adoption of SOP 03-1, reserves totaling $0.2 million for the NLGR insurance benefits and $0.1 million for annuitization were established. Additionally, the present value of estimated gross profits underlying the Company’s UL and VUL DAC calculation was not impacted and there was no resulting DAC impact.

Certain in force UL contracts have bonus interest features. None of these contract bonus interest features met the specific sales inducement criteria established in SOP 03-1. Therefore, the Company’s existing practice of accruing a bonus interest liability ratably over the period during which the bonus is earned up to the time it is credited to the contract holder account balance has been continued without modification.

As a result of the adoption of SOP 03-1, the Company recorded a decrease in net income of $19 million, net of tax, as a cumulative adjustment due to a change in accounting principle for the year ended December 31, 2004.

In January 2003, the FASB issued FIN 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46). FIN 46 addresses whether certain types of entities, referred to as VIEs, should be consolidated in the Company’s consolidated financial statements. A VIE is an entity in which the equity investors lack certain essential characteristics of a controlling financial interest or that lacks sufficient equity to finance its own activities without financial support provided by other entities. A company is considered the primary beneficiary and must consolidate a VIE if it has a variable interest that will absorb a majority of the expected losses if they occur, receive a majority of the entity’s expected returns, or both. In December 2003, the FASB issued FIN 46(R). FIN 46(R) replaced FIN 46 to clarify and revise a number of key elements of FIN 46, including the definition of VIE and the treatment of fees paid to decision makers. Upon adoption of FIN 46(R) on January 1, 2005, the provisions of FIN 46(R) were applied to VIEs created after December 31, 2003.

The consolidation requirements for the Company’s VIEs, created prior to December 31, 2003, were applied effective January 1, 2005. The Company has determined that it is the primary beneficiary of a Collateralized Debt Obligation (CDO) VIE of high-yield debt securities that it sponsored in 1998 (Note 4). In accordance with the transition provisions of FIN 46(R), the Company increased assets $67 million, liabilities $65 million, including non-recourse debt of $62 million, accumulated other comprehensive income $4 million and decreased net income by $2 million as a cumulative adjustment due to a change in accounting principle upon the adoption of FIN 46(R). This decrease in net income is a non-economic loss that is anticipated to reverse into income at the termination of the VIE.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115. This statement permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. This statement also established presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. This statement is effective beginning January 1, 2008. The Company is currently evaluating the impact of SFAS No. 159 on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans — an amendment of FASB Statements No. 87, 88, 106, and 132R. This statement requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. This statement is effective for the Company as of December 31, 2007. The Company is currently evaluating the impact of SFAS No. 158 on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in U.S. GAAP, and expands disclosures about fair value measurements. This statement is effective beginning January 1, 2008. The Company is currently evaluating the impact of SFAS No. 157 on its consolidated financial statements.

In June 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (FIN 48). FIN 48 presents a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. There is a two-step evaluation process. The first step is recognition and a company must determine whether it is more likely than not that a tax position will be sustained. The second step is measurement. A company that meets the more likely than not tax position should measure the tax position at the largest amount of benefit that is greater than 50 percent chance of being realized upon ultimate settlement. FIN 48 is effective for the Company beginning January 1, 2007. The adoption of FIN 48 is not expected to have a material impact on the Company’s consolidated financial statements.

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Instruments. SFAS No. 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125. SFAS No. 155 (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for the Company beginning January 1, 2007. The adoption of SFAS No. 155 is not expected to have a material impact on the Company’s consolidated financial statements.

In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. This SOP provides guidance on accounting for DAC on internal replacements or insurance and investment contracts other than those described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for the Company for internal replacements beginning January 1, 2007. SOP 05-1 may have a material impact on the Company’s consolidated financial statements.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC, recorded as a component of other comprehensive income (OCI). For mortgage-backed securities and asset-backed securities (ABS) included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain.

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves, provided by a major independent data service, which determines the discount yield based upon the security’s weighted-average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, the estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows.

The following table identifies the estimated fair value of fixed maturity securities by pricing sources:

	December 31, 2006		December 31, 2005
	Fixed Maturities	% of Total	Fixed Maturities	% of Total
	at Estimated	Estimated	at Estimated	Estimated
	Fair Value	Fair Value	Fair Value	Fair Value
		(In Millions)
Independent market quotations	$19,708	76.4%	$19,383	75.5%
Matrix-priced	5,455	21.2%	5,474	21.3%
Other methods	620	2.4%	828	3.2%

	$25,783	100.0%	$25,685	100.0%

The matrix-priced securities primarily consist of private placements and have an average duration of five years as of December 31, 2006 and 2005.

The Company assesses whether other than temporary impairments have occurred based upon the Company’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the consolidated statement of financial condition date are subjected to the Company’s process for identifying other than temporary impairments. The Company considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in the Company’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:
•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer
Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its net carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain. The Company also includes other than temporary impairment write-downs in net realized investment gain.

Mortgage loans, net of deferred origination fees, valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnership and joint ventures, real estate investments, derivative instruments, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position. Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain. The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain. Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements. If the estimated fair value exposure to the counterparty is positive, the amount is reflected in other assets whereas, if the estimated fair value exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated cost basis adjustment to the hedged item is amortized into net investment income or interest credited to policyholder account balances over its remaining life.

Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income, and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $24 million, $23 million and $24 million for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company loans securities in connection with its securities lending program administered by an authorized financial institution. The Company requires an amount equal to 102% of the estimated fair value of the loaned securities to be separately maintained as collateral for the loaned securities. The collateral is restricted and not available for general use. Securities loaned were $187 million and $256 million as of December 31, 2006 and 2005, respectively.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. As of December 31, 2006 and 2005, the carrying value of DAC was $4.2 billion and $3.8 billion, respectively (Note 7).

For UL, variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins and surrender charges over the estimated lives of the contracts. Actual gross margins or profits can vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.

A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to future EGPs to the extent that actual or anticipated experience indicates such a prospective change (Note 7).

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 4.0% to 5.0% of each deposit. Capitalized sales inducements were $133 million and $472 million as of December 31, 2006 and 2005, respectively.

GOODWILL FROM ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting. Goodwill from acquisitions, included in other assets, totaled $47 million and $51 million as of December 31, 2006 and 2005, respectively. The Company recorded a goodwill impairment write-down of $3 million recorded in operating expenses during the year ended December 31, 2006. There were no goodwill impairment write-downs during the years ended December 31, 2005 and 2004.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and investment-type contracts, such as funding agreements, fixed account liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 2.0% to 8.0%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities, are equal to the present value of expected future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 1.5% to 11.0%.

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or unearned revenue reserves, are recognized in income over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 4.5% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

Dividends to policyholders are accrued based on dividend formulas approved by the Pacific Life Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of

December 31, 2006 and 2005, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts.

Commission revenue from the Company’s broker-dealer subsidiaries is generally recorded on the trade date. Related commission expense is recorded when incurred.

Investment advisory fees are primarily fees earned from the Pacific Select Fund, the investment vehicle provided to the Company’s VUL and variable annuity contract holders. These fees are based upon the net asset value of the underlying portfolios, and are recorded as earned. Related subadvisory expense is included in operating expenses and recorded when incurred.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed on the straight-line method over estimated useful lives, which range from 5 to 30 years. Depreciation of investment real estate is included in net investment income. Certain other assets are depreciated or amortized on the straight-line method over estimated useful lives, which range from 3 to 40 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life and its wholly owned, Arizona domiciled life insurance subsidiary, Pacific Life & Annuity Company (PL&A), are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns under a tax sharing agreement. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. However, on certain separate account products, the Company does contractually guarantee either a minimum return or account value, for which liabilities have been recorded in future policy benefits. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 8, 9 and 12, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY RESULTS

Pacific Life prepares its regulatory statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI subsequent to the Redomestication, and accounting practices prescribed or permitted by the CA DOI prior to the Redomestication, both of which are a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis. Pacific Life’s use of permitted statutory accounting practices does not have a significant impact on statutory surplus and capital.

STATUTORY NET INCOME AND SURPLUS

Statutory net income of Pacific Life was $362 million, $234 million and $508 million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus of Pacific Life was $3,218 million and $3,009 million as of December 31, 2006 and 2005, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners (NAIC) to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2006 and 2005, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp. Based on these restrictions and 2006 statutory results, Pacific Life could pay $317 million in dividends in 2007 without prior approval from the NE DOI.

During the year ended December 31, 2006, Pacific Life paid two dividends totaling $185 million to Pacific LifeCorp; a $25 million dividend, consisting of $9 million in cash and a real estate investment with an estimated fair value of $16 million, and a $160 million cash dividend. No dividends were paid during 2005 and 2004.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2006 statutory results, PL&A could pay $5 million in dividends to Pacific Life in 2007 without prior regulatory approval. No dividends were paid during 2006, 2005 and 2004.

3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $280 million and $285 million as of December 31, 2006 and 2005, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $306 million and $311 million as of December 31, 2006 and 2005, respectively. The net contribution to income from the Closed Block amounted to $2 million, $1 million and $2 million and is primarily included in policy fees and insurance premiums, net investment income, and policy benefits paid or provided for the years ended December 31, 2006, 2005 and 2004, respectively.

4.	VARIABLE INTEREST ENTITIES

The following table presents, as of December 31, 2006 and 2005, the total assets and maximum exposure to loss relating to VIEs, which the Company (i) has consolidated because it is the primary beneficiary and (ii) holds a significant variable interest, but has not consolidated because it is not the primary beneficiary:

	December 31, 2006
	Primary Beneficiary		Not Primary Beneficiary
		Maximum		Maximum
	Total	Exposure to	Total	Exposure to
	Assets	Loss	Assets	Loss
		(In Millions)
Private equity fund	$98	$13
Collateralized debt obligations	27	3	$50	$1
Asset-backed securities			2,466	266
Asset Management Finance Corporation			128	55

	$125	$16	$2,644	$322

	December 31, 2005
	Primary Beneficiary		Not Primary Beneficiary
		Maximum		Maximum
	Total	Exposure to	Total	Exposure to
	Assets	Loss	Assets	Loss
		(In Millions)
Private equity fund	$46	$4
Collateralized debt obligations	42	5	$94	$4
Asset-backed securities			1,067	231
Asset Management Finance Corporation			88	37

	$88	$9	$1,249	$272

PRIVATE EQUITY FUND

Private equity fund is a limited partnership that was established in July 2005 and is the general partner of two funds that invest in private equity funds for outside investors. The Company provides investment management services to the fund for a fee and receives carried interest based upon the performance of the fund. The Company has not guaranteed the performance, liquidity or obligations of the fund, and the Company’s maximum exposure to loss is equal to the carrying amounts. The Company was determined to be the primary beneficiary of this VIE and it was consolidated into the financial statements of the Company. VIE debt consolidated from private equity fund was zero and $2 million as of December 31, 2006 and 2005, respectively.

COLLATERALIZED DEBT OBLIGATIONS

The Company is the collateral manager and beneficial interest holder of three CDOs of high yield debt securities. As the collateral manager, the Company earns management fees on the outstanding asset balance, which are recorded in net investment income as earned. The collateral management fees were insignificant for the years ended December 31, 2006, 2005 and 2004. The Company has not guaranteed the performance, liquidity or obligations of the CDOs. The maximum exposure to loss is limited to the carrying amounts of retained interests. Upon adoption of FIN 46(R) on January 1, 2005 for VIEs created prior to December 31, 2003 (Note 1), the Company determined that it is the primary beneficiary of one CDO that it sponsored in 1998 and it was consolidated into the financial statements of the Company. Non-recourse debt consolidated from the CDO was $22 million and $39 million as of December 31, 2006 and 2005, respectively. The remaining CDOs are not consolidated by the Company as the Company has determined that it is not the primary beneficiary of these entities.

ASSET-BACKED SECURITIES

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests in ABS. These beneficial interests are issued from bankruptcy-remote special purpose entities (SPE), which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The ABS are not consolidated by the Company as the Company has determined that it is not the primary beneficiary of these entities.

ASSET MANAGEMENT FINANCE CORPORATION

In September 2004, Pacific Life acquired a 49.7% common stock ownership in Asset Management Finance Corporation (AMFC), a financial advisor for investment management firms, for $40 million. Pacific Life was determined to be the primary beneficiary of this VIE, and AMFC was consolidated in the financial statements of the Company effective September 2004. In December 2005, a reconsideration event occurred when AMFC issued additional common stock to an outside investor. Pacific Life was no longer considered the primary beneficiary and AMFC was deconsolidated from the financial statements effective December 31, 2005. Pacific Life’s common stock ownership was reduced to 43% as of December 31, 2005 and is accounted for under the equity method. In December 2006, Pacific Life funded $20 million in subordinated debt to AMFC.

5.	INTEREST IN PIMCO

The Company owns a beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America L.P. (interest in PIMCO). PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds. The interest in PIMCO is reported at estimated fair value, as determined by the put and call option price described below, with changes in estimated fair value reported as a component of OCI, net of taxes. As of December 31, 2006, the interest in PIMCO had an estimated fair value of $286 million.

In May 2000, Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO, other than those beneficially owned by the Company. In connection with this transaction, the interest in PIMCO is subject to a Continuing Investment Agreement (Agreement) with Allianz that provides for put options held by the Company, and call options held by Allianz, respectively. The per unit option amount, as determined by a formula in the Agreement, is subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. The per unit value as of December 31, 2006 and 2005 was $596,084 and $585,044, respectively. The Agreement also limits the increase or decrease in the value of the put and call options to a maximum of 2% per year of the per unit amount, as defined in the Agreement, as of December 31 of the preceding calendar year. In January 2005, the Company and Allianz reached an agreement whereby Allianz agreed to pay an additional $5,373 per unit for all of the Company’s interest in PIMCO. The higher unit price was applied retroactively to all units previously sold and will be applied prospectively to the sale of all remaining units. The Company recognized a pre-tax gain of $1 million and $17 million during the years ended December 31, 2006 and 2005, respectively, related to this agreement.

In May 2006, Allianz exercised a call option of $88 million to purchase a portion of the Company’s interest in PIMCO. The pre-tax gain recognized for the year ended December 31, 2006 was $31 million.

During the year ended December 31, 2005, Allianz exercised a call option and bought approximately $250 million of the Company’s interest in PIMCO. The pre-tax investment gain recognized for the year ended December 31, 2005 was $87 million.

During the year ended December 31, 2004, Allianz exercised two call options and bought approximately $500 million of the Company’s interest in PIMCO. The pre-tax investment gain recognized for the year ended December 31, 2004 was $169 million.

Distributions are dependent on the performance of PIMCO and will be subject to certain limitations as defined in the contractual agreements. Distributions, which are included in net investment income, totaled $13 million, $20 million and $40 million for the years ended December 31, 2006, 2005 and 2004, respectively.

6.	DISCONTINUED OPERATIONS

On April 27, 2005 (Closing Date), a transaction was closed whereby the Company sold its group insurance segment business to PacifiCare Health Systems, Inc. (PacifiCare). The transaction is structured as a coinsurance arrangement whereby the Company will cede to PacifiCare future premiums received for its existing group insurance segment business and PacifiCare will assume future claim liabilities following the Closing Date. Group insurance segment liabilities arising prior to the Closing Date will not be reinsured. PacifiCare also obtained renewal rights for the existing business as of the Closing Date.

Operating results of discontinued operations, relating to the group insurance segment, were as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Revenues	$5	$221	$814
Benefits and expenses	6	185	763

Income (loss) from discontinued operations	(1)	36	51
Provision for income taxes		13	18

Income (loss) from discontinued operations, net of tax	(1)	23	33

Net gain on sale of discontinued operations		28
Provision for income taxes		10

Net gain on sale of discontinued operations, net of taxes	—	18	—

Discontinued operations, net of taxes	($1)	$41	$33

Fixed assets related to discontinued operations of $4 million as of the Closing Date were transferred to PacifiCare and disposed of in connection with the sale.

7.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Balance, January 1	$3,787	$3,278	$2,817

Additions:
Capitalized during the year	999	906	868

Amortization:
Allocated to commission expenses	(399)	(355)	(373)
Allocated to operating expenses	(104)	(99)	(119)

Total amortization	(503)	(454)	(492)

Allocated to OCI, net unrealized (gains) losses	(35)	57	85

Balance, December 31	$4,248	$3,787	$3,278

During the years ended December 31, 2006, 2005 and 2004, the Company revised certain assumptions to develop EGPs for its variable products subject to DAC amortization (Note 1). This resulted in a decrease in DAC amortization expense of $16 million for the year ended December 31, 2006 and increases in DAC amortization expense of $29 million and $25 million for the years ended December 31, 2005 and 2004, respectively. The revised EGPs also resulted in increased amortization of unearned revenue of $4 million, $5 million and $40 million for the years ended December 31, 2006, 2005 and 2004, respectively.

8.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and changes in the estimated fair value of fixed maturity securities attributable to the hedged risk in a fair value hedge. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
As of December 31, 2006:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$45	$5		$50
Obligations of states and political subdivisions	1,220	205	$4	1,421
Foreign governments	332	32	1	363
Corporate securities	15,455	521	133	15,843
Mortgage-backed and asset-backed securities	7,740	165	102	7,803
Redeemable preferred stock	283	21	1	303

Total fixed maturity securities	$25,075	$949	$241	$25,783

Total equity securities	$407	$27	$6	$428

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
As of December 31, 2005:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$184	$14		$198
Obligations of states and political subdivisions	1,194	261	$4	1,451
Foreign governments	407	44	5	446
Corporate securities	15,214	729	117	15,826
Mortgage-backed and asset-backed securities	7,676	195	111	7,760
Redeemable preferred stock	4			4

Total fixed maturity securities	$24,679	$1,243	$237	$25,685

Total equity securities	$386	$33	$2	$417

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2006, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
Due in one year or less	$1,868	$27	$5	$1,890
Due after one year through five years	5,827	161	46	5,942
Due after five years through ten years	5,197	176	50	5,323
Due after ten years	4,443	420	38	4,825

	17,335	784	139	17,980

Mortgage-backed and asset-backed securities	7,740	165	102	7,803

Total	$25,075	$949	$241	$25,783

The following tables present the number of investments, and the estimated fair value and gross unrealized losses for fixed maturity and other securities, which include equity securities available for sale and other cost method investments, where the estimated fair value has declined and remained below the net carrying amount.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
As of December 31, 2006:
Obligations of states and political subdivisions	17	$78	($4)
Foreign governments	4	38	(1)
Corporate securities	596	6,453	(133)
Federal agency mortgage-backed securities	463	4,307	(102)
Redeemable preferred stock	4	27	(1)

Total fixed maturity securities	1,084	10,903	(241)
Total other securities	46	233	(23)

Total	1,130	$11,136	($264)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
As of December 31, 2006:
Obligations of states and political subdivisions				17	$78	($4)
Foreign governments				4	38	(1)
Corporate securities	227	$2,680	($29)	369	3,773	(104)
Federal agency mortgage-backed securities	124	1,325	(16)	339	2,982	(86)
Redeemable preferred stock				4	27	(1)

Total fixed maturity securities	351	4,005	(45)	733	6,898	(196)
Total other securities	15	74	(5)	31	159	(18)

Total	366	$4,079	($50)	764	$7,057	($214)

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
As of December 31, 2005:
Obligations of states and political subdivisions	20	$109	($4)
Foreign governments	1	30	(5)
Corporate securities	493	5,201	(117)
Federal agency mortgage-backed securities	435	4,384	(111)

Total fixed maturity securities	949	9,724	(237)
Total other securities	42	141	(13)

Total	991	$9,865	($250)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
As of December 31, 2005:
Obligations of states and political subdivisions	10	$41	($1)	10	$68	($3)
Foreign governments				1	30	(5)
Corporate securities	328	3,788	(66)	165	1,413	(51)
Federal agency mortgage-backed securities	244	2,670	(48)	191	1,714	(63)

Total fixed maturity securities	582	6,499	(115)	367	3,225	(122)
Total other securities	17	101	(3)	25	40	(10)

Total	599	$6,600	($118)	392	$3,265	($132)

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Fixed maturity securities	$1,411	$1,396	$1,327
Equity securities	28	20	10
Mortgage loans	300	219	233
Real estate	58	56	61
Policy loans	193	197	187
Partnerships/joint ventures	133	108	113
Other	47	49	29

Gross investment income	2,170	2,045	1,960
Investment expense	123	124	122

Net investment income	$2,047	$1,921	$1,838

Net investment income includes prepayment fees on fixed maturity securities and mortgage loans of $61 million, $21 million and $62 million for the years ended December 31, 2006, 2005 and 2004, respectively.

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Fixed maturity securities:
Gross gains on sales	$39	$43	$49
Gross losses on sales	(37)	(64)	(24)
Other than temporary impairments	(6)	(32)	(86)
Other	12	4	13

Total fixed maturity securities	8	(49)	(48)

Equity securities:
Gross gains on sales	14	20	6
Gross losses on sales			(1)
Other than temporary impairments	(3)		(1)
Other	1	1	1

Total equity securities	12	21	5

Trading securities	2	(8)	8
Real estate	9	8	5
Mortgage loans		(2)	(5)
Derivatives	26	63	46
Other investments	4	(10)	(9)

Total	$61	$23	$2

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Available for sale securities:
Fixed maturity	($298)	($473)	($43)
Equity	(10)	(32)	38

Total	($308)	($505)	($5)

Trading securities	($2)	($14)	($3)

Trading securities totaled $46 million and $72 million as of December 31, 2006 and 2005, respectively. The cumulative unrealized gains on trading securities held as of December 31, 2006 and 2005, were $2 million and $4 million, respectively.

Fixed maturity securities, which have been non-income producing for the twelve months preceding December 31, 2006 and 2005, totaled $26 million and $13 million, respectively.

As of December 31, 2006 and 2005, fixed maturity securities of $19 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company had no investments that exceeded 10% of total stockholder’s equity as of December 31, 2006.

Mortgage loans on real estate are collateralized by properties primarily located throughout the U.S. As of December 31, 2006, $815 million, $312 million, $278 million, $251 million and $230 million were located in California, District of Columbia, North Carolina, Texas and Washington, respectively. As of December 31, 2006, $326 million was located in Canada.

The Company had a mortgage loan general valuation allowance of $26 million as of December 31, 2006 and 2005. During the year ended December 31, 2005, one mortgage loan with a balance of $4 million was foreclosed and transferred to real estate at a value of $2 million. During the year ended December 31, 2004, the Company received a discounted loan payoff that resulted in a direct write-down of $5 million. Additionally during 2004, one mortgage loan with a balance of $6 million was foreclosed and transferred to real estate. This real estate investment was subsequently sold in 2004, resulting in a $1 million gain.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2006 or 2005.

Investments in real estate totaled $151 million and $129 million as of December 31, 2006 and 2005, respectively. There were no real estate write-downs during the years ended December 31, 2006, 2005 and 2004.

9.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts, caps, floors, options, and exchange traded futures contracts.

The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques, including Value-at-Risk and regression analysis. In certain circumstances, hedge effectiveness has been established because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

The following table is a reconciliation of the notional amount by derivative type and hedging strategy:

	December 31,			December 31,
	2005	Additions	Terminations	2006

	(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$10,037	$703	$1,080	$9,660
Forward starting interest rate swap agreements	775	1,110	100	1,785
Interest rate swaps	595	330	266	659

	11,407	2,143	1,446	12,104

Fair value hedges:
Interest rate swaps	1,034		178	856
Foreign currency interest rate swaps	96			96
Other	43			43

	1,173	—	178	995

Derivatives not designated as hedging instruments:
Variable annuity riders	11,468	10,629	3,007	19,090
Synthetic GICs	8,052	2,864	555	10,361
Total return swaps	1,525	997	27	2,495
Floors and options	395	39	6	428
Credit default swaps	135	50	20	165
Other	299	678	223	754

	21,874	15,257	3,838	33,293

Total	$34,454	$17,400	$5,462	$46,392

The following table is a summary of estimated fair value by derivative type and hedging strategy:

	December 31,
	2006	2005

	(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$301	($20)
Forward starting interest rate swap agreements	(5)	(20)
Interest rate swaps	(3)	(3)

Total	$293	($43)

Fair value hedges:
Interest rate swaps	$15	$13
Foreign currency interest rate swaps	(2)	(7)
Other	(1)

Total	$12	$6

Derivatives not designated as hedging instruments:
Variable annuity riders	$84	$43
Total return and equity put swaps	(38)	3
Floors and options	1
Credit default swaps	2
Other	(13)	(9)

Total	$36	$37

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represent an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates or currencies, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 22 years of the inception of the hedge.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, Swiss Franc, and Canadian Dollar.

Forward starting interest rate swaps and financial futures contracts are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

For the year ended December 31, 2006, the Company had a net loss of $2 million reclassified from accumulated OCI to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring. For the years ended December 31, 2006, 2005 and 2004, the ineffectiveness related to cash flow hedges was insignificant. Over the next twelve months, the Company anticipates that $15 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the years ended December 31, 2006, 2005 and 2004, all of the Company’s hedged forecasted transactions were determined to be probable of occurring. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

FAIR VALUE HEDGES

The Company primarily uses interest rate swaps to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in the benchmark interest rate.

Interest rate swap agreements are used to convert a fixed rate asset or liability to a floating rate to hedge the changes in fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities.

For the years ended December 31, 2006, 2005, and 2004, the ineffectiveness related to fair value hedges was insignificant. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company issues certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over a 14-year, 20-year, or lifetime period, subject to certain restrictions. These variable annuity riders are considered embedded derivatives and are recorded in future policy benefits at estimated fair value, with changes in their estimated fair value of $41 million, $1 million and $42 million recorded in net realized investment gain for the years ended December 31, 2006, 2005 and 2004, respectively. Additionally, certain policy fee revenue related to these variable annuity riders of $64 million, $29 million and $22 million is included in net realized investment gain for the years ended December 31, 2006, 2005 and 2004, respectively. The Company currently employs a hedging strategy for the variable annuity riders by entering into equity put swaps to hedge against movements in the equity markets. The equity put swaps involve a periodic fixed rate payment for the return of the equity index below a strike price at the end of the swap agreement. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company utilizes total return swaps based upon the S&P 500 Index (S&P 500) primarily to hedge the equity risk of the mortality and expense fees in its variable annuity products. These contracts provide periodic payments to the Company in exchange for the total return of the S&P 500 in the form of a payment or receipt, depending on whether the return is positive or negative, respectively.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. The Company does not manage the assets underlying synthetic GICs and is not subject to the investment risk. The Company pre-approves all investment guidelines to mitigate any investment risk. The Company receives a fee for providing liquidity to the benefit plan sponsor in the event that qualified plan benefit requests exceed plan cash flows. In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the ERISA Plan the difference. The estimated fair value of the assets was below the book value under the contracts by $64 million and $39 million as of December 31, 2006 and 2005, respectively. The Company did not record a contingent liability as the probability of making a payment under these provisions was considered remote.

The Company also enters into total return swaps, credit default swaps and interest rate swaps without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company’s equity risk, interest rate risk, credit risk, and for yield enhancement.

Credit default swaps (sell protection), in combination with fixed maturity securities, are used to replicate the investment characteristics of another investment or instrument that may operate as a substitute for a cash market investment and increase the exposure to credit risk in underlying securities. The Company also enters into credit default swaps (buy protection) to economically reduce the exposure to credit risk in underlying securities for changes in the underlying security’s fair value attributable to changes in the obligor’s creditworthiness without applying hedge accounting. These agreements involve the payment of fixed amounts at specific intervals in exchange for the protection from potential credit events associated with the underlying security.

Net realized investment gains (losses) resulting from realized gains and losses, changes in estimated fair value, and periodic net settlements related to derivative instruments not designated as hedges, other than variable annuity riders were ($76) million, $10 million and ($17) million for the years ended December 31, 2006, 2005 and 2004, respectively.

CREDIT EXPOSURE

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value net of collateral received, if any. The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. As of December 31, 2006, the Company received collateral of $272 million and pledged collateral of $19 million to other counterparties. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the credit exposure for the Company from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

Because exchange traded futures and options are transacted through a regulated exchange, and positions are marked to market and settled on a daily basis, the Company has little exposure to credit related losses in the event of nonperformance by counterparties to such financial instruments. The Company is required to pledge collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently pledges cash and U.S. Treasury Bills to satisfy this collateral requirement.

For all derivative contracts with a counterparty, the Company enters into master agreements that may include a termination event clause associated with the Company’s credit rating. If the Company’s insurer financial strength rating falls below a specified level assigned by certain rating agencies or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2006, the Company was above the specified level.

The following table summarizes the notional amount and credit exposure for all derivatives for which the Company has credit exposure to a counterparty:

	December 31, 2006
	Notional	Credit
	Amount	Exposure

	(In Millions)
AAA	$1,324	$44
AA	7,043	106
A	405	13

Total	$8,772	$163

10.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2006	2005

	(In Millions)
Universal life	$17,064	$16,376
Funding agreements	8,016	7,276
Fixed account liabilities	4,396	4,927
GICs	1,268	1,564

Total	$30,744	$30,143

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2006	2005

	(In Millions)
Annuity reserves	$3,994	$3,881
Unearned revenue reserve	590	469
Closed block liabilities	308	311
Life insurance	281	259
Policy benefits payable	154	161
Other	14	17

Total	$5,341	$5,098

11.	DEBT

	December 31,
	2006	2005

	(In Millions)
Short-term debt	$12	$15

Long-term debt:
Surplus notes	150	150
SFAS No. 133 fair value adjustment	6	10
Other	9
VIE debt (Note 4)	22	41

Total long-term debt	187	201

Total short-term and long-term debt	$199	$216

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2006 and 2005. In addition, Pacific Life has a bank revolving credit facility of $400 million, for which there was no debt outstanding as of December 31, 2006 and 2005. The credit facility matures in 2012. As of December 31, 2006, as well as during the year, Pacific Life was in compliance with the debt covenants related to this facility.

During a majority of the first nine months of 2006 and as of December 31, 2005, Pacific Life was a member of the Federal Home Loan Bank (FHLB) of San Francisco which enabled Pacific Life to borrow from the FHLB of San Francisco amounts that were based on a percentage of statutory capital and surplus. During a majority of the first nine months of 2006, Pacific Life could have borrowed amounts up to $842 million. Of this amount, half, or $421 million, could have been borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings would have been at variable rates of interest, collateralized by certain mortgage loan and government securities.

During the third quarter of 2006, Pacific Life moved its membership in the FHLB from San Francisco to Topeka. This move was due in part to the change in legal domicile from California to Nebraska (Note 1) and will give Pacific Life greater flexibility and borrowing capacity than was previously available with the FHLB of San Francisco. Pacific Life has approval from the FHLB of Topeka to borrow amounts up to 40% of its statutory general account assets provided Pacific Life has available collateral and is in compliance with debt covenant restrictions and insurance laws and regulations. There were no borrowings outstanding with the FHLB of Topeka as of December 31, 2006 or with the FHLB of San Francisco as of December 31, 2005.

M.L. Stern & Co., LLC (MLS), a wholly owned broker-dealer subsidiary, has a broker lending agreement with a bank for a $25 million line of credit, of which $12 million and $15 million were outstanding for the years ended December 31, 2006 and 2005, respectively. The loan bears interest at the Federal funds rate plus a spread; such rates reset daily and were 5.6% and 5.1% as of December 31, 2006 and 2005, respectively. The lending agreement has no specified maturity.

LONG-TERM DEBT

Pacific Life has $150 million of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the surplus notes can be made only with the prior approval of the Director of Insurance of the State of Nebraska.

Pacific Life entered into interest rate swaps converting the fixed interest rate surplus notes to variable rate notes based upon the London Interbank Offered Rate. As a result, interest expense on the surplus notes was reduced by earnings from the interest rate swaps of $1 million and $4 million, for the years ended December 31, 2006 and 2005, respectively. In accordance with SFAS No. 133, the interest rate swaps were designated as fair value hedges of the surplus notes, and hedge effectiveness has been established because the interest rate swaps were constructed such that all critical terms of the interest rate swaps exactly match the surplus notes. The SFAS No. 133 fair value adjustment, which increased long-term debt by $6 million and $10 million as of December 31, 2006 and 2005, respectively, represents the cumulative change in the estimated fair value of the interest rate swaps. An offsetting fair value adjustment has also been recorded for the interest rate swap derivative instruments.

In December 2006, a subsidiary of Pacific Asset Management LLC, a wholly owned subsidiary of Pacific Life, entered into a loan with a third party lender for a maximum loan balance of $11.5 million maturing on December 15, 2009. Interest is at variable rates and was 7.8% at December 31, 2006. As of December 31, 2006, $9 million was outstanding on this loan.

12.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2006		December 31, 2005
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

	(In Millions)
Assets:
Fixed maturity and equity securities (Note 8)	$26,211	$26,211	$26,102	$26,102
Mortgage loans	3,567	3,682	3,925	4,109
Policy loans	6,068	6,068	5,904	5,904
Interest in PIMCO (Note 5)	286	286	368	368
Other invested assets	134	143	173	187
Derivative instruments	437	437	160	160
Cash and cash equivalents	1,396	1,396	810	810
Liabilities:
Funding agreements and GICs	9,284	9,262	8,840	8,913
Fixed account liabilities	4,396	4,396	4,927	4,927
Short-term and long-term debt	199	208	216	239
Derivative instruments	96	96	160	160
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2006 and 2005:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

The estimated fair value of the private equity investments is based on the ownership percentage of the underlying equity of the investments. The estimated fair value of trading securities is based on quoted market prices.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include annuity and deposit liabilities. The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

SHORT-TERM AND LONG-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt for which the carrying amount is a reasonable estimate of its fair value because the interest rate approximates current market rates.

13.	OTHER COMPREHENSIVE INCOME

The Company displays comprehensive income and its components on the accompanying consolidated statements of stockholder’s equity. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Gross holding gain (loss):
Securities available for sale	($289)	($529)	($46)
Derivatives	(34)	125	68
Income tax (expense) benefit	114	140	(8)
Reclassification adjustment — realized (gain) loss:
Sale of securities available for sale	(19)	28	43
Derivatives	(15)	(10)	(8)
Income tax expense (benefit)	11	(5)	(12)
Net unrealized gain (loss) on discontinued operations, net of tax	1	(2)	(3)
Allocation of holding (gain) loss to DAC	(35)	57	85
Allocation of holding (gain) loss to future policy benefits	11	(16)	(24)
Income tax expense (benefit)	9	(15)	(21)

Net unrealized gain (loss) on securities available for sale	(246)	(227)	74

Holding gain on interest in PIMCO	6	29	16
Income tax on holding gain	(2)	(10)	(7)
Reclassification of realized gain on sale of interest in PIMCO	(32)	(104)	(169)
Income tax on realized gain	10	36	59

Net unrealized loss on interest in PIMCO	(18)	(49)	(101)
Other adjustments	2	3	(5)

Total OCI	($262)	($273)	($32)

14.	REINSURANCE

The Company has reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger mortality risks, and provide additional capacity for future growth.

As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance arrangements with this producer group’s reinsurance company.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Certain NLGR benefits of Pacific Life’s UL insurance products are subject to Actuarial Guideline 38 (AG 38) statutory reserving requirements. U.S. GAAP benefit reserves for such riders are based on SOP 03-1. In October 2005, the NAIC adopted revisions to AG 38 resulting in additional statutory reserves on UL products with NLGRs issued after June 30, 2005. The additional statutory reserves totaled $101 million and $20 million as of December 31, 2006 and

2005, respectively. U.S. GAAP benefit reserves were $7 million and $1 million as of December 31, 2006 and 2005, respectively.

Both the AG 38 and U.S. GAAP NLGR benefit reserves were ceded to Pacific Alliance Reinsurance Ltd. (PAR) under a coinsurance contract, with reserve credits taken by Pacific Life. PAR is a Bermuda-based life reinsurance company 100% owned by Pacific LifeCorp. PAR is licensed as a long-term reinsurer in accordance with Bermuda insurance laws and regulations and was formed in 2005 to provide reinsurance exclusively to Pacific Life for no lapse guarantee benefits. In March 2006, the Company entered into a three-year credit agreement facility with a group of banks that allows for the issuance of letters of credit of up to $250 million. Deposits to a trust account with Pacific Life as beneficiary and an irrevocable letter of credit of $95 million issued from the aforementioned facility, in which Pacific LifeCorp is the co-applicant with PAR, provide security for statutory reserve credits taken by Pacific Life as of December 31, 2006.

Reinsurance recoverables and payables generally include amounts due from reinsurers for claims or ceded commission and expense allowances and amounts due reinsurers for premiums. Reinsurance recoverables were $191 million and $137 million as of December 31, 2006 and 2005, respectively. Reinsurance payables were $44 million and $48 million as of December 31, 2006 and 2005, respectively.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance agreements, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Direct premiums	$105	$210	$239
Reinsurance ceded	(239)	(206)	(178)
Reinsurance assumed	48	51	43

Insurance premiums	($86)	$55	$104

Other revenues and benefit and expense items in the consolidated statements of operations are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Reinsurance ceded netted against policy fees	$145	$101	$108
Reinsurance ceded netted against net investment income	278	272	270
Reinsurance ceded against investment advisory fees	4
Reinsurance ceded netted against interest credited	208	211	200
Reinsurance ceded netted against policy benefits	198	173	145
Reinsurance assumed included in policy benefits	30	16	10
Reinsurance ceded netted against commission expense	57	21	32
Reinsurance ceded netted against operating expense	39	20	23

15.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. Certain subsidiaries do not participate in this plan. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as may be determined appropriate. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of mutual funds managed by PIMCO. Effective January 1, 2005, the contribution credits for employees with less than 10 years of service were suspended and replaced by contribution credits into the Retirement Incentive Savings Plan (RISP) provided by Pacific Life pursuant to section 401(k) of the Internal Revenue Code. Effective January 1, 2007, the contribution credits for all other employees were suspended and also replaced by contribution credits into the RISP.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2006 and 2005, the projected benefit obligation was $33 million and $35 million, respectively. The fair value of plan assets as of December 31, 2006 and 2005 was zero. The net periodic benefit cost of the SERPs was $6 million, $26 million and $9 million for the years ended December 31, 2006, 2005 and 2004, respectively. New provisions of the Internal Revenue Code allowed vested participants of certain non-qualified plans to terminate participation in 2005. Accordingly, $77 million was distributed to participants electing to terminate their participation in the SERPs, which resulted in a settlement expense of $16 million for the year ended December 31, 2005.

In connection with the sale of the group insurance segment business to PacifiCare (Note 6), and the resulting termination of a large group of the Company’s employees, the Company incurred $8 million in curtailment, settlement and special termination costs for the year ended December 31, 2005, which are included in discontinued operations.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Service cost — benefits earned during the year	$8	$8	$18
Interest cost on projected benefit obligation	15	18	18
Expected return on plan assets	(19)	(18)	(18)
Curtailment, settlement and special termination costs		24
Amortization of net obligations and prior service cost	4	6	4

Net periodic pension expense	$8	$38	$22

The following tables set forth the changes in benefit obligation, plan assets and funded status reconciliation:

	December 31,
	2006	2005

	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$290	$345
Service cost	8	8
Interest cost	15	18
Actuarial (gain) loss	(6)	21
Curtailment and settlement losses		9
Benefits paid	(27)	(111)

Benefit obligation, end of year	$280	$290

Change in plan assets:
Fair value of plan assets, beginning of year	$260	$267
Actual return on plan assets	28	14
Employer contributions	10	90
Benefits paid	(27)	(111)

Fair value of plan assets, end of year	$271	$260

Funded status reconciliation:
Funded status	($9)	($30)
Unrecognized transition obligation	2	3
Unrecognized prior service cost	2	2
Unrecognized actuarial loss	46	63

Net amount recognized	$41	$38

Amounts recognized in the consolidated statements of financial condition consist of:
Prepaid benefit cost	$67	$63
Accrued benefit liability	(34)	(37)
Intangible asset	4	5
Accumulated other comprehensive income	4	7

Net amount recognized	$41	$38

Other comprehensive income change	($3)	($5)

	December 31,
	2006	2005

Weighted-average assumptions used to determine benefit obligations:
Discount rate	5.75%	5.50%
Rate of compensation increase	N/A	4.50%
Effective January 1, 2007, contribution credits to the defined benefit pension plan were suspended, thus, the rate of compensation increase assumption is no longer applicable.

	Years Ended December 31,
	2006	2005	2004

Weighted-average assumptions used to determine net periodic benefit costs:
Discount rate	5.50%	5.75%	6.00%
Expected long-term return on plan assets	8.00%	8.00%	8.00%
Rate of compensation increase	4.50%	4.00%	4.00%
In developing the expected long-term rate of return on plan assets, the Company considers many factors. These factors consist of a review of historical returns and the future expectations for returns for each asset class, as well as the target asset allocation of the plan’s portfolio. The Company also considers current market conditions, as well as the views of financial advisers and economists.

Benefit payments for the year ended December 31, 2006 amounted to $27 million. Pacific Life expects to contribute $3 million to the plans in 2007. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2007	$21
2008	22
2009	22
2010	22
2011	21
2012-2016	98
The Company’s pension plan’s weighted-average asset allocations by asset category are as follows:

	December 31,
	2006	2005

Asset category:
Equity-type investments	69%	63%
Fixed income investments	30%	33%
Other	1%	4%

Total	100%	100%

It is intended that the defined benefit pension plan assets be invested in equity-type and fixed income investments, as long as the investments are consistent with the assumption that more than average risk and appropriate overall diversification is maintained and liquidity is sufficient to meet cash flow requirements. The targeted portfolio allocation is 70-80% equity-type and 20-30% fixed income investments. The defined benefit pension plan establishes and maintains a fundamental and long-term orientation in the determination of asset mix and selection of investment funds. This tolerance for more than average risk and long-term orientation provides the basis for a larger allocation to equities with some additional bias to higher risk investments for higher return.

RETIREMENT INCENTIVE SAVINGS PLAN

Pacific Life provides a RISP covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. Pacific Life’s RISP matches 75% of each employee’s contributions, up to a maximum of 6% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). Since 1997, the RISP provided the Company match in the form of Pacific LifeCorp common stock. In October 2006, Pacific LifeCorp’s Board of Directors authorized a plan to terminate the ESOP feature of the RISP, replace it with a cash match benefit and repurchase the outstanding allocated and unallocated shares of the ESOP. On October 25, 2006, the ESOP outstanding allocated and unallocated shares were repurchased by Pacific LifeCorp in cash for $112 million. An ESOP loan with an outstanding balance of

$2 million was also repaid to Pacific Life. Contributions made by the Company to the RISP amounted to $20 million, $20 million and $11 million for the years ended December 31, 2006, 2005 and 2004, respectively, and are included in operating expenses.

The ESOP was formed at the time of the Conversion and was only available to the participants of the RISP in the form of matching contributions. On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan. Interest and principal payments made by the ESOP to Pacific Life are funded by contributions from Pacific Life.

Amounts loaned to the ESOP by Pacific Life were included in unearned ESOP shares. The unearned ESOP shares account were reduced as ESOP shares were released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants was different from the original issue price of those shares, the difference was recorded in paid-in capital.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they have reached normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2006, 2005 and 2004 was $1 million. As of December 31, 2006 and 2005, the accumulated benefit obligation was $18 million and $22 million, respectively. The actuarial gain due to the Medicare subsidy was $2 million as of December 31, 2005. The fair value of the plan assets as of December 31, 2006 and 2005 was zero. The amount of accrued benefit cost included in other liabilities was $20 million and $21 million as of December 31, 2006 and 2005, respectively.

The discount rate used in determining the accumulated postretirement benefit obligation was 5.75% and 5.50% for 2006 and 2005, respectively.

Benefit payments for the year ended December 31, 2006 amounted to $3 million. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2007	$3
2008	3
2009	3
2010	3
2011	4
2012-2016	19
OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

16.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Current	$149	$38	$185
Deferred	47	63	(43)

Provision for income taxes from continuing operations	196	101	142
Provision for income taxes on discontinued operations		23	18
Deferred income tax provision on cumulative adjustment due to change in accounting principle			(11)

Total	$196	$124	$149

The sources of the Company’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
DAC	$168	$136	$118
Investment valuation	33	9	40
Partnership income (loss)	(3)	2	34
Hedging	(9)	19	40
Interest in PIMCO	(20)	(57)	(203)
Policyholder reserves	(118)	(53)	(93)
Other	(4)	11	15

Provision for deferred taxes	47	67	(49)
Deferred taxes from discontinued operations		(4)	(5)
Deferred taxes on cumulative adjustment due to change in accounting principle			11

Provision for deferred taxes from continuing operations	$47	$63	($43)

A reconciliation of the provision for income taxes from continuing operations based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Provision for income taxes at the statutory rate	$280	$212	$241
Nontaxable investment income	(48)	(27)	(25)
Low income housing and foreign tax credits	(34)	(33)	(32)
Amounts related to prior periods	1	(51)	(42)
Other	(3)

Provision for income taxes from continuing operations	$196	$101	$142

The net deferred tax liability, included in other liabilities as of December 31, 2006 and 2005, is comprised of the following tax effected temporary differences:

	December 31,
	2006	2005

	(In Millions)
Deferred tax assets:
Policyholder reserves	$825	$707
Deferred compensation	45	45
Investment valuation	44	77
Interest in PIMCO	40	20
Dividends to policyholders	7	7
Other	7	9

Total deferred tax assets	968	865

Deferred tax liabilities:
DAC	(1,108)	(940)
Partnership income	(56)	(59)
Hedging	(53)	(62)
Retirement benefits	(13)	(11)
Depreciation	(7)	(15)

Total deferred tax liabilities	(1,237)	(1,087)

Net deferred tax liability from operations	(269)	(222)
Unrealized gain on derivatives and securities available for sale	(234)	(368)
Unrealized gain on interest in PIMCO	(42)	(51)
Minimum pension liability and other adjustments	1	3

Net deferred tax liability	($544)	($638)

SFAS No. 109, Accounting for Income Taxes requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that deferred tax assets will be realized through future taxable earnings.

17.	SEGMENT INFORMATION

The Company has four operating segments: Life Insurance, Investment Management, Annuities & Mutual Funds, and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

The Life Insurance segment offers UL, VUL and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Investment Management segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries. This segment’s name was changed from Institutional Products during the year ended December 31, 2005.

The Annuities & Mutual Funds segment offers variable annuities, fixed annuities and mutual funds to individuals and small businesses through National Association of Securities Dealers (NASD) firms, regional and national wirehouses, and financial institutions.

The Broker-Dealers segment includes NASD registered firms that provide securities and insurance brokerage services and investment advisory services. PSD primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. Corporate and Other also includes the interest in PIMCO and the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of the Company’s variable life and annuity products. The group insurance segment is included in Corporate and Other as discontinued operations (Note 6).

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company derives substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2006 and 2005, the Company had foreign investments, primarily fixed maturity securities available for sale, with an estimated fair value of $6.4 billion and $6.1 billion, respectively.

The following is segment information as of and for the year ended December 31, 2006:

			Annuities
	Life	Investment	& Mutual	Broker-	Corporate
	Insurance	Management	Funds	Dealers	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$722	$206	$610			$1,538
Net investment income	777	861	204	$5	$200	2,047
Net realized investment gain (loss)	(6)	23	29		15	61
Realized investment gain on interest in PIMCO					32	32
Commission revenue			6	1,035	(754)	287
Investment advisory fees	32		287	80		399
Other income	4	16	9	31	3	63

Total revenues	1,529	1,106	1,145	1,151	(504)	4,427

BENEFITS AND EXPENSES
Interest credited	588	478	153			1,219
Policy benefits	280	468	32			780
Commission expenses	189	11	406	974	(756)	824
Operating expenses	234	25	261	182	101	803

Total benefits and expenses	1,291	982	852	1,156	(655)	3,626

Income (loss) from continuing operations before provision for income taxes (benefit)	238	124	293	(5)	151	801
Provision for income taxes (benefit)	60	32	58	(2)	48	196

Income (loss) from continuing operations	178	92	235	(3)	103	605
Discontinued operations, net of taxes					(1)	(1)
Minority interest				(1)	(13)	(14)

Net income (loss)	$178	$92	$235	($4)	$89	$590

Total assets	$26,241	$15,118	$49,122	$198	$2,518	$93,197
DAC	1,700	74	2,474			4,248
Separate account assets	5,838	52	43,010			48,900
Policyholder and contract liabilities	18,604	13,483	3,998			36,085
Separate account liabilities	5,838	52	43,010			48,900

The following is segment information as of and for the year ended December 31, 2005:

			Annuities
	Life	Investment	& Mutual	Broker-	Corporate
	Insurance	Management	Funds	Dealers	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$708	$168	$485			$1,361
Net investment income	752	828	225	$4	$112	1,921
Net realized investment gain (loss)	(14)	7	26		4	23
Realized investment gain on interest in PIMCO					104	104
Commission revenue			5	858	(589)	274
Investment advisory fees	28		220	68	1	317
Other income	1	10	3	23	1	38

Total revenues	1,475	1,013	964	953	(367)	4,038

BENEFITS AND EXPENSES
Interest credited	577	455	166			1,198
Policy benefits	275	415	16			706
Commission expenses	181	7	342	791	(589)	732
Operating expenses	236	26	247	161	126	796

Total benefits and expenses	1,269	903	771	952	(463)	3,432

Income from continuing operations before provision for income taxes	206	110	193	1	96	606
Provision for income taxes	44	25	13		19	101

Income from continuing operations	162	85	180	1	77	505
Discontinued operations, net of taxes					41	41
Cumulative adjustment due to change in accounting principle					(2)	(2)
Minority interest				(1)	(1)	(2)

Net income	$162	$85	$180	$0	$115	$542

Total assets	$24,673	$14,938	$39,550	$195	$1,952	$81,308
DAC	1,524	75	2,188			3,787
Separate account assets	5,028	151	32,761			37,940
Policyholder and contract liabilities	17,760	12,836	4,645			35,241
Separate account liabilities	5,028	151	32,761			37,940

The following is segment information for the year ended December 31, 2004:

			Annuities
	Life	Investment	& Mutual	Broker-	Corporate
	Insurance	Management	Funds	Dealers	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$776	$198	$393			$1,367
Net investment income	730	821	224	$2	$61	1,838
Net realized investment gain (loss)	(11)	(25)	51		(13)	2
Realized investment gain on interest in PIMCO					169	169
Commission revenue			4	806	(540)	270
Investment advisory fees	25		177	46		248
Other income		4	1	20	1	26

Total revenues	1,520	998	850	874	(322)	3,920

BENEFITS AND EXPENSES
Interest credited	539	425	161			1,125
Policy benefits	256	438	21			715
Commission expenses	253	4	262	742	(540)	721
Operating expenses	250	28	190	129	72	669

Total benefits and expenses	1,298	895	634	871	(468)	3,230

Income from continuing operations before provision for income taxes	222	103	216	3	146	690
Provision for income taxes	54	17	27	1	43	142

Income from continuing operations	168	86	189	2	103	548
Discontinued operations, net of taxes					33	33
Cumulative adjustment due to change in accounting principle	2		(21)			(19)
Minority interest				(1)		(1)

Net income	$170	$86	$168	$1	$136	$561

18.	TRANSACTIONS WITH AFFILIATES

Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life and variable annuity contract holders, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund product. Pacific Life charges advisory and other fees based primarily upon the net asset value of the underlying portfolios. These charges amounted to $316 million, $246 million and $206 million for the years ended December 31, 2006, 2005 and 2004, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $7 million, $5 million and $3 million for the years ended December 31, 2006, 2005 and 2004, respectively.

In April 2006, Pacific Life made a $16 million non-cash dividend to Pacific LifeCorp, consisting of a real estate investment, which resulted in a gain of $9 million for Pacific Life.

As discussed in Note 14, no lapse guarantee benefit riders are coinsured with PAR, an affiliated Bermuda-based reinsurer formed in 2005.

19.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments to make investments, primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows:

Years Ending December 31 (In Millions):
2007	$804
2008 through 2011	620
2012 and thereafter	11

Total	$1,435

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $16 million, $15 million and $14 million for the years ended December 31, 2006, 2005 and 2004, respectively. In connection with the group insurance segment transaction (Note 7), PL&A is contingently liable for certain future rent and expense obligations, not to exceed $16 million, related to an office lease that was assigned to PacifiCare. Aggregate minimum future commitments are as follows:

Years Ending December 31 (In Millions):
2007	$15
2008 through 2011	24
2012 and thereafter	13

Total	$52

In March 2007, the Company expects to purchase land and begin construction for a new office building in Aliso Viejo, California that is expected to be completed in 2008. The Company will retain its corporate headquarters in Newport Beach, California.

CONTINGENCIES — LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra contractual damages.

Pacific Life is a defendant in a national class action lawsuit, Cooper v. Pacific Life, pending in the United States District Court in the Southern District of Georgia. The plaintiffs in this case claim that Pacific Life failed to disclose that the tax deferral feature of a variable annuity offers no additional benefit when it is used to fund a qualified plan, and also claim that Pacific Life has a separate obligation — in addition to the obligation of broker-dealers and registered representatives — to assure that each purchase of an annuity is suitable for that customer. In May 2005, the court certified a class of nearly 120,000 members that includes everyone who purchased a Pacific Life variable annuity within a qualified plan between August 19, 1998 and April 30, 2002 and those who made additional payments during that period to annuities previously purchased for use in qualified plans. Pacific Life strongly disagrees with the claims in the lawsuit, and is vigorously defending it. The merits of this case have not yet been adjudicated.

Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial position.

CONTINGENCIES — OTHER

In the course of its business, the Company provides certain indemnifications related to acquisitions, dispositions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made significant payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the consolidated financial statements of the Company.

The Company is under continuous audit by the Internal Revenue Service (IRS). The IRS has audited the Company’s consolidated Federal income tax returns through the tax year ended December 31, 2001 and is currently auditing tax years ended December 31, 2003 and 2002. The Company is pursuing administrative appeals of many of the adjustments proposed by the IRS auditors and does not expect the results of the IRS audit activity to have a material adverse effect on the Company’s consolidated financial statements. Included in the provision for income taxes from continuing operations for the year ended December 31, 2005, is $36 million of tax benefits related to settlements with the IRS for various years prior to 2005. The benefits relate primarily to the separate account dividends received deduction and related interest.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

In relation to an asset securitization sponsored by Aviation Capital Group Corp., a wholly owned subsidiary of Pacific LifeCorp, Pacific Life is contingently obligated to purchase certain notes from the asset securitization trust to cover shortfalls in amounts due to the holders of the notes, up to certain levels as specified under the related agreements. As of December 31, 2006, the maximum potential amount of this future investment commitment was $50 million.

In connection with the operations of certain of the Company’s broker-dealer subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

See Note 9 for discussion of contingencies related to derivative instruments.

RISK FACTORS

The Company operates in a business environment that is subject to various risks. The following is a description of the most significant of these risks and how the Company attempts to mitigate them:

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and liabilities. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to borrow funds or sell assets prior to their maturity and realize losses. When unfavorable interest rate movements occur, interest margins may compress, thereby reducing profitability. The Company attempts to mitigate this risk by utilizing, among other things, derivative instruments and asset/liability matching techniques that attempt to match the duration of assets and liabilities. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company’s liabilities is not subject to surrender or only allows surrender after deduction of a surrender charge or a market value adjustment.

Credit risk is the risk that issuers of investments owned by the Company may default, or that other parties, such as derivative counterparties and reinsurers, may not be able to pay amounts due to the Company. The Company attempts to mitigate its investment credit risk by adhering to investment policies that provide for portfolio diversification by security types, creditors and industry sectors, complying with investment codes governed by state law and regulation, and credit approval procedures. The Company also actively monitors and manages exposures and records impairments in periods such determinations are made. The aggregate credit risk taken in the investment portfolio is influenced by risk/return preferences, economic and credit environment, credit risk in relation to other business risks and other considerations.

Legal and regulatory risk is the risk that changes in the legal or regulatory environment could result in reduced demand for the Company’s products, increased competition or in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance and annuity products. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or of decided or enacted, whether such cases or legislation would contain provisions with possible adverse effects on the Company’s life insurance and annuity products. The Company attempts to mitigate this risk by offering diversified products throughout the U.S., thus reducing its exposure to any single product or jurisdiction, and also by employing practices that identify and minimize the adverse impact of this risk.

Equity market risk is the exposure that the Company has to changes in equity prices and the capital markets. Asset fees calculated as a percentage of separate account assets represent a significant source of revenue for the Company. Gains and losses in the equity markets result in corresponding increases and decreases to separate account assets and the Company’s asset fee revenue. A continued decline in the equity markets could require the Company to accelerate the amortization of DAC on its variable products.

Many of the Company’s variable annuity products offer GMDB and optional variable annuity riders that offer guaranteed living benefits. A continued decline in the equity markets may increase the amounts at risk and the potential for realizing losses from these guaranteed benefits. To attempt to mitigate this risk, the Company has implemented various hedging programs (Note 9) and requires the use of asset allocation programs for separate account investments supporting certain products offering guaranteed living benefits.

20.	SUBSEQUENT EVENT

On March 2, 2007, the Company signed a definitive agreement to sell certain of its broker-dealer subsidiaries. The proposed transaction is expected to close in the second quarter of 2007, contingent upon certain closing conditions, including required regulatory approvals. The Company does not anticipate incurring a net loss from this transaction.

Part C: OTHER INFORMATION

     Item 24. Financial Statements and Exhibits

          (a) Financial Statements

              Part A:

              Part B:

(1)	Registrant’s Financial Statements

Audited Financial Statements dated as of December 31, 2006 and for each of the periods presented which are incorporated by reference from the 2006 Annual Report include the following for Pacific Select Variable Annuity Separate Account:

Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

(2)	Depositor’s Financial Statements

Audited Consolidated Financial Statements dated as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, included in Part B include the following for Pacific Life:

Independent Auditors’ Report
Consolidated Statements of Financial Condition
Consolidated Statements of Operations
Consolidated Statements of Stockholder’s Equity
Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements

          (b) Exhibits

1.	(a)	Resolution of the Board of Directors of the Depositor authorizing establishment of Separate Accounts and Memorandum establishing Pacific Select Variable Annuity Separate Account.[1]

	(b)	Memorandum dated October 1, 1993 authorizing establishment of Growth LT Variable Account.[1]

	(c)	Memorandum dated September 16, 1994 authorizing establishment of Equity and Bond and Income Variable Accounts[1]

	(d)	Memorandum Establishing Two New Variable Accounts — Aggressive Equity and Emerging Markets Portfolios[1]

	(e)	Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws[3]

2.	Not applicable

3.	(a)	Distribution Agreement between Pacific Mutual Life and Pacific Select Distributors Inc. (PSD)[1]

	(b)	Form of Selling Agreement between Pacific Life, PSD and Various Broker-Dealers[20]

4.	(a)	Form of Individual Flexible Premium Variable Accumulation Deferred Annuity Contract, Form 90-53[1]

	(b)	Deferred Annuity Contract, Form AP9230-1[1]

	(c)	Guaranteed Death Benefit Rider[1]

	(d)	Individual Retirement Annuity Rider (Form No. 20-18900)[11]

	(e)	Pension Plan Rider[1]

	(f)	Required Distributions for Compliance with Section 72(S) Rider[1]

	(g)	Endorsement (Preauthorized Withdrawal Feature)[1]

	(h)	Endorsement (Distribution of In-Kind Securities)[1]

	(i)	Free Look Sticker ST-43[1]

	(j)	Minimum Guaranteed Death Benefit and Terminal Illness Waiver Endorsement E-93-9053[1]

	(k)	Changes to Contract Endorsement E1-95-9053[1]

	(l)	Required Distributions for Compliance with Section 72(S) of the Internal Revenue Code of 1986, amended (the Code) Rider R72S-9553[1]

	(m)	403(b) Tax Sheltered Annuity Rider[10]

	(n)	Section 457 Plan Rider R-95-457[1]

	(o)	Qualified Plan Loan Endorsement[1]

	(p)	Roth Individual Retirement Annuity Rider (Form No. 20-19000)[11]

	(q)	SIMPLE Individual Retirement Annuity Rider (Form No. 20-19100)[11]

	(r)	Form of Guaranteed Protection Advantage (GPA) Rider (Form No. 20-16200)[9]

	(s)	Guaranteed Protection Advantage 5 Rider (Form No. 20-19500)[12]

	(t)	Qualified Retirement Plan Rider[10]

	(u)	(1) Income Access Rider (Form No. 20-19808)[12]

(2) Form of Income Access Rider (Form No. 20-1104)[14]

(3) Income Access Endorsement (Form No. 15-1122)[18]

	(v)	Guaranteed Income Advantage (GIA) Rider (Form No. 20-15100)[13]

	(w)	Form of Guaranteed Income Advantage II Rider (Form No. 20-1109)[14]

	(x)	Form of Guaranteed Income Advantage 5 Rider (Form No. 20-1102)[14]

	(y)	Guaranteed Income Annuity Rider (Form No. 20-1118)[15]

	(z)	(1) Guaranteed Withdrawal Benefit Rider (Form No. 20-1119); also known as Income Access Plus Rider[15]

(2) Guaranteed Withdrawal Benefit Endorsement (Form No. 15-1123)[18]

	(aa)	Enhanced Guaranteed Withdrawal Benefit Rider (Form No. 20-1120)[19]

	(bb)	5% Guaranteed Withdrawal Benefit Rider (Form No. 20-1131)[21]

5.	(a)	Application Form for Individual Flexible Premium Variable[3]

	(b)	Form of Guaranteed Protection Advantage Rider Request (Form No. 55-16600)[9]

	(c)	Form of Guaranteed Protection Advantage 5 Rider Request Form (Form No. 2311-3A)[12]

	(d)	Form of Income Access Rider Request (Form No. 2315-3A)[12]

	(e)	Form of Guaranteed Income Advantage (GIA) Rider Request (Form No. 1209-1A)[13]

	(f)	Form of Portfolio Optimization Rider Request Form (Form No. 2311-5A)[15]

	(g)	Form of Portfolio Optimization Enrollment/Rider Request Form (Form No. 2150-5B)[17]

	(h)	Portfolio Optimization Enrollment/Rider Request Form (Form No. 2150-6B)[20]

6.	(a)	Pacific Life’s Articles of Incorporation[3]

	(b)	By-laws of Pacific Life[3]

	(c)	Pacific Life’s Restated Articles of Incorporation[20]

	(d)	By-laws of Pacific Life As Amended September 1, 2005[20]

7.	Not applicable

8.	(a)	Pacific Select Fund Participation Agreement[8]

	(b)	Addendum to the Pacific Select Fund Participation Agreement (to add the Strategic Value and Focused 30 Portfolios)[8]

	(c)	Addendum to the Pacific Select Fund Participation Agreement (to add nine new Portfolios)[8]

	(d)	Addendum to the Pacific Select Fund Participation Agreement (to add the Equity Income and Research Portfolios)[10]

	(e)	Fund Participation Agreement Between Pacific Life Insurance Company, Pacific Select Distributors, Inc., American Funds Insurance Series, American Funds Distributors, and Capital Research and Management Company[16]

	(f)	Form of Exhibit B to the Pacific Select Fund Participation Agreement (to add International Small-Cap and Diversified Bond)[20]

9.	Opinion and Consent of legal officer of Pacific Mutual as to the legality of Contracts being registered[1]

10.	(a)	Consent of Independent Registered Public Accounting Firm and Consent of Independent Auditors

	(b)	Consent of Dechert Price & Rhoads[1]

11.	Not applicable

12.	Not applicable

13.	Powers of Attorney[22]

[1]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0000898430-001024 filed on March 28, 1996 and incorporated by reference herein.

[2]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-97-000782 filed on April 29, 1997 and incorporated by reference herein.

[3]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-98-000944 filed on April 29, 1998 and incorporated by reference herein.

[4]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-99-000770 filed on April 30, 1999 and incorporated by reference herein.

[5]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-00-000580 filed on February 29, 2000 and incorporated by reference herein.

[6]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-00-000956 filed on April 21, 2000 and incorporated by reference herein.

[7]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-00-002451 filed on December 7, 2000 and incorporated by reference herein.

[8]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-01-500102 filed on April 26, 2001 and incorporated by reference herein.

[9]	Included in Registrant’s Form N-4/A, File No. 033-32704, Accession No. 0000898430-01-503114 filed on October 25, 2001 and incorporated by reference herein.

[10]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-02-000772 filed on April 30, 2002 and incorporated by reference herein.

[11]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-02-002148 filed on December 18, 2002 and incorporated by reference herein.

[12]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-03-000463 filed on March 18, 2003 and incorporated by reference herein.

[13]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001017062-03-001019 filed on April 30, 2003 and incorporated by reference herein.

[14]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0001193125-04-031264 filed on February 27, 2004 and incorporated by reference herein.

[15]	Included in Registrant’s Form N-4/A, File No. 033-32704, Accession No. 0000892569-04-000886 filed on October 15, 2004 and incorporated by reference herein.

[16]	Included in Registrant’s Form N-4/B, File No. 333-93059, as Exhibit 8(e), Accession No. 0000892569-05-000253 filed on April 19, 2005 and incorporated by reference herein.

[17]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0000892569-05-000273 filed on April 22, 2005 and incorporated by reference herein.

[18]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0000892569-05-000442 filed on June 15, 2005 and incorporated by reference herein.

[19]	Included in Registrant’s Form N-4/A, File No. 033-32704, Accession No. 0000892569-05-000568 filed on August 2, 2005 and incorporated by reference herein.

[20]	Included in Registrant’s Form N-4/B, File No. 033-32704, Accession No. 0000892569-06-000531 filed on April 18, 2006 and incorporated by reference herein.

[21]	Included in Registrant’s Form N-4/A, File No. 033-60833, as Exhibit 4(v), Accession No. 0000892569-06-001252, filed on October 19, 2006 and incorporated by reference herein.

[22]	Included in Registrant's Form N-4/B, File No. 033-32704, Accession No. 0000892569-06-001471, filed on December 18, 2006 and incorporated by reference herein.

Item 25. Directors and Officers of Pacific Life

Positions and Offices
Name and Address	with Pacific Life
James T. Morris	Director, President and Chief Executive Officer

Khanh T. Tran	Director, Executive Vice
President and Chief Financial
Officer

David R. Carmichael	Director, Senior Vice President
and General Counsel

Audrey L. Milfs	Director, Vice President and
Corporate Secretary

Edward R. Byrd	Senior Vice President, Controller and Chief Accounting Officer

Brian D. Klemens	Vice President and Treasurer

Gerald W. Robinson	Executive Vice President

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account A

                The following is an explanation of the organization chart of Pacific Life’s subsidiaries:

Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a California Mutual Holding Company).

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

	Jurisdiction of	Percentage of
	Incorporation or	Ownership by its
	Organization	Immediate Parent
Pacific Mutual Holding Company	California
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Select Distributors, Inc.	California	100
Pacific Select Group, LLC	Delaware	100
Associated Financial Group, Inc.	California	100
Associated Planners Investment Advisory, Inc.	California	100
Associated Securities Corp.	California	100
M.L. Stern & Co., LLC	Delaware	100
Tower Asset Management, LLC	Delaware	100
Mutual Service Corporation#	Michigan	100
Contemporary Financial Solutions, Inc.	Delaware	100
United Planners’ Group, Inc.	Arizona	100
United Planners’ Financial Services of America (1)	Arizona	See (1) below
UPFSA Insurance Agency of Arizona, Inc.	Arizona	100
Waterstone Financial Group, Inc.	Illinois	100
Sorrento Pacific Financial, LLC	California	15
Pacific Asset Management LLC	Delaware	100
Carson-Pacific LLC	Delaware	40
Pacific Financial Products Inc.	Delaware	100
Allianz Global Investors of America, L.P. (2)	Delaware	See (2) below
Pacific TriGuard Partners LLC	Delaware	100
Newport TriGuard Fund II LLC	Delaware	100
Montauk TriGuard Partners III LP#	Delaware	100
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
The Oaks Golf Club, LLC	Delaware	100
CW Atlanta, LLC	Delaware	100
City Walk Towers, LLC	Delaware	90
Kinzie Member, LLC	Delaware	100
Parcel B Owner LLC	Delaware	88
Kinzie Parcel A Member, LLC	Delaware	100
Parcel A Owner LLC	Delaware	90
Kierland One, LLC	Delaware	100
Confederation Life Insurance and Annuity Company	Georgia	100
Asset Management Finance Corporation	Delaware	43
AMF-ACM Finance LLC	Delaware	100
Pacific Life Fund Advisors LLC	Delaware	100
Pacific Mezzanine Associates L.L.C.	Delaware	67
Pacific Mezzanine Investors L.L.C.	Delaware	100
Pacific Select LLC	Delaware	100
College Savings Bank	New Jersey	100
Pacific Asset Funding, LLC	Delaware	100
PL Trading Company, LLC	Delaware	100
Pacific Life Trade Services, Limited	Hong Kong	100
Pacific Life & Annuity Services, Inc.	Colorado	100
Bella Sera Holdings, LLC	Delaware	100
Pacific Alliance Reinsurance Ltd.	Bermuda	100
Aviation Capital Group Corp.	Delaware	100
ACG Acquisition Corporation V	Delaware	100
ACG Acquisition 40 LLC	Delaware	100
ACG Acquisition 41 LLC	Delaware	100
ACG Acquisition VI LLC	Nevada	50
ACG Acquisition XIX LLC	Delaware	20
ACG XIX Holding LLC	Delaware	100
Aviation Capital Group Trust	Delaware	100
ACG Acquisition XV LLC	Delaware	100
ACG Acquisition XX LLC	Delaware	100
ACG Acquisition Ireland, Limited	Ireland	100
ACG Acquisition Labuan Ltd.	Labuan	100
ACG Acquisition Sweden AB	Sweden	100
ACG Acquisition XXI LLC	Delaware	100
ACG Trust 2004 -1 Holding LLC	Delaware	100
ACG Funding Trust 2004-1	Delaware	100
ACG Acquisition 42 LLC	Delaware	100
ACG Trust II Holding LLC	Delaware	100
Aviation Capital Group Trust II	Delaware	100
ACG Acquisition XXV LLC	Delaware	100
ACG Acquisition 37 LLC	Delaware	100
ACG Acquisition 38 LLC	Delaware	100
ACG Acquisition Ireland II, Limited	Ireland	100
ACG Acquisition XXIX LLC	Delaware	100
ACG Acquisition XXX LLC	Delaware	100
ACG Acquisition 31 LLC	Delaware	100
ACG Acquisition 32 LLC	Delaware	100
ACG Acquisition 33 LLC	Delaware	100
ACG Acquisition 34 LLC	Delaware	100
ACG Acquisition 35 LLC	Delaware	100
ACG Acquisition 36 LLC	Delaware	100
ACG Acquisition 39 LLC	Delaware	100
ACGFS LLC	Delaware	100
Boullioun Aviation Services Inc.	Washington	100
Boullioun Aviation Services (International) Inc.	Washington	100
Boullioun Aviation Services (Bermuda) Limited	Bermuda	100
Boullioun Aviation Services (Netherlands) BV	Netherlands	100
Boullioun Aircraft Holding Company, Inc.	Washington	100
Boullioun Portfolio Finance III LLC	Nevada	100
ACG Funding 2005-1 Holding LLC	Delaware	100
ACG Funding Trust 2005-1	Delaware	100
BAHC (Bermuda) One Limited	Bermuda	100
29141 Statutory Trust	Connecticut	100
ACG Acquisition 30288 LLC	Delaware	100
ACG Acquisition 30743 LLC	Delaware	100
ACG Acquisition 30746 LLC	Delaware	100
ACG Acquisition Ireland III Limited	Ireland	100
Northern Aircraft Leasing AS	Norway	100
ACG III Holding LLC	Delaware	100
ACG Trust III	Delaware	100
RAIN I LLC	Delaware	100
RAIN II LLC	Delaware	100
RAIN III LLC	Delaware	100
RAIN IV LLC	Delaware	100
RAIN V LLC	Delaware	100
RAIN VI LLC	Delaware	100
RAIN VII LLC	Delaware	100
RAIN VIII LLC	Delaware	100
ACG Acquisition 30271 LLC	Delaware	100
ACG Acquisition 30286 LLC	Delaware	100
ACG Acquisition 30744 LLC	Delaware	100
ACG Acquisition 30745 LLC	Delaware	100
ACG Acquisition 30293 LLC	Delaware	100
ACG Acquisition 1176 LLC	Delaware	100
0168 Statutory Trust	Connecticut	100
0179 Statutory Trust	Connecticut	100
Bellevue Aircraft Leasing Limited	Ireland	100
Rainier Aircraft Leasing (Ireland) Limited	Ireland	100
ACG Acquisition (Cyprus) Ltd.	Cyprus	100
ACG 2006-ECA LLC	Delaware	100
ACG Acquisition 2692 LLC	Delaware	100
ACG ECA-2006 Ireland Limited	Ireland	100
ACG Acquisition 2987 LLC	Delaware	100
ACG Acquisition 3141 LLC	Delaware	100
ACG Acquisition Aruba NV	Aruba	100
ACG Trust 2006-1 Holding LLC	Delaware	100
ACG Funding Trust 2006-1	Delaware	100
ACG Acquisition Ireland IV Limited	Ireland	100
ACG Capital Partners LLC	Delaware	50
Bellevue Coastal Leasing LLC	Washington	100
ACG Capital Partners Ireland Limited	Ireland	100

(1)	United Planners Group is the general partner and holds an approximately 45% general partnership interest.

(2)	Pacific Financial Products, Inc. own the Class E units.

#	Abbreviated structure

Item 27. Number of Contractholders

Approximately	11,811 Qualified
16,433 Non-Qualified

Item 28. Indemnification

(a)	The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers and Agency (Selling Entities) provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Entities, their officers, directors, agents and employees, against any and all losses, claims, damages, or liabilities to which they may become subject under the Securities Act, the Exchange Act, the Investment Company Act of 1940, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the Securities Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature provided by Pacific Life and PSD.

Selling Entities agree to, jointly and severally, hold harmless and indemnify Pacific Life and PSD and any of their respective affiliates, employees, officers, agents and directors (collectively, “Indemnified Persons”) against any and all claims, liabilities and expenses (including, without limitation, losses occasioned by any rescission of any Contract pursuant to a “free look” provision or by any return of initial purchase payment in connection with an incomplete application), including, without limitation, reasonable attorneys’ fees and expenses and any loss attributable to the investment experience under a Contract, that any Indemnified Person may incur from liabilities resulting or arising out of or based upon (a) any untrue or alleged untrue statement other than statements contained in the registration statement or prospectus relating to any Contract, (b) (i) any inaccurate or misleading, or allegedly inaccurate or misleading sales material used in connection with any marketing or solicitation relating to any Contract, other than sales material provided preprinted by Pacific Life or PSD, and (ii) any use of any sales material that either has not been specifically approved in writing by Pacific Life or PSD or that, although previously approved in writing by Pacific Life or PSD, has been disapproved, in writing by either of them, for further use, or (c) any act or omission of a Subagent, director, officer or employee of Selling Entities, including, without limitation, any failure of Selling Entities or any Subagent to be registered as required as a broker/dealer under the 1934 Act, or licensed in accordance with the rules of any applicable SRO or insurance regulator.

Item 29. Principal Underwriters

(a)	PSD also acts as principal underwriter for Separate Account A, Separate Account B, Pacific Corinthian Variable Separate Account, Pacific Select Separate Account, Pacific Select Exec Separate Account, COLI Separate Account, COLI II Separate Account, COLI III Separate Account, Separate Account A of Pacific Life & Annuity Company, Pacific Select Exec Separate Account of Pacific Life & Annuity Company,

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 30. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31. Management Services

Not applicable

Item 32. Undertakings

The registrant hereby undertakes:

(a)	to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)	to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the prospectus.

(c)	to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

     (a)  The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

     (b)  The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program and the provisions of paragraphs (a)-(d) of the Rule have been complied with.

     (c)  REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract (“Contract”) described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 40 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 17th day of April, 2007.

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
(Registrant)

By:	PACIFIC LIFE INSURANCE COMPANY

By:
James T. Morris*
Director, President and Chief Executive Officer

By:	PACIFIC LIFE INSURANCE COMPANY
(Depositor)

By:
James T. Morris*
Director, President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 40 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

	Director, President and Chief Executive	April 17, 2007
James T. Morris*	Officer

	Director, Executive Vice President and	April 17, 2007
Khanh T. Tran*	Chief Financial Officer

David R. Carmichael*	Director, Senior Vice President and General Counsel	April 17, 2007

	Director, Vice President and Corporate	April 17, 2007
Audrey L. Milfs*	Secretary

Edward R. Byrd*	Senior Vice President, Controller, and Chief Accounting Officer	April 17, 2007

Brian D. Klemens*	Vice President and Treasurer	April 17, 2007

Gerald W. Robinson*	Executive Vice President	April 17, 2007

*By:	/s/ DAVID R. CARMICHAEL David R. Carmichael	April 17, 2007
as attorney-in-fact

(Powers of Attorney are contained in Post-Effective Amendment No. 39 of the Registration Statement filed on Form N-4/B for Separate Account A, File No. 033-32704, Accession No. 000892569-06-001471, filed on December 18, 2006, as Exhibit 13.)